                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
  [ ] Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                  NYCOR, Inc.
                                  -----------
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:
       Common Stock, Class A Stock and Class B Stock of NYCOR, Inc.
       ------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:
       7,580,069
       ---------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       $6.25 estimated pursuant to Rule 475(o) under the Securities Act of 1933
       ------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
       $47,375,431
       -----------
    5) Total fee paid:
       $16,336.36
       ----------

[ ] Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
       $16,336.36
       ----------
    2) Form, Schedule or Registration Statement No.:
       Registration Statement on Form S-4 (No. 333-00483)
       --------------------------------------------------
    3) Filing Party:
       Fedders Corporation
       -------------------
    4) Date Filed:
       January 29, 1996
       ----------------

                                  NYCOR, INC.
                                287 CHILDS ROAD
                        BASKING RIDGE, NEW JERSEY 07920
                                 (908) 953-8200

                                                                    May 11, 1996

Dear Fellow Stockholder:

     On behalf of the Board of Directors, we cordially invite you to attend a Special Meeting of Stockholders of NYCOR, Inc. ("NYCOR") to be held at 10:30 a.m. on Tuesday, July 9, 1996 at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, NJ 07060.

     The purpose of the meeting is to vote on a proposal to approve the merger of NYCOR into Fedders Corporation ("Fedders").

     THE BOARD OF DIRECTORS OF NYCOR BELIEVES THAT THE MERGER IS THE BEST METHOD TO CREATE VALUE FOR NYCOR'S STOCKHOLDERS. THE BOARD OF DIRECTORS HAS CONCLUDED THAT, ALTHOUGH THE CURRENT STRATEGIES OF ITS OPERATING UNITS ARE SOUND, THE POTENTIAL FOR GROWTH OF ITS BUSINESSES, PARTICULARLY ROTOREX, WILL BE ENHANCED AS PART OF A LARGER, FINANCIALLY SOUND COMPANY SUCH AS FEDDERS. AS A RESULT OF THE MERGER, NYCOR'S STOCKHOLDERS WILL RECOGNIZE VALUE IN THEIR STOCK AND HAVE THE OPPORTUNITY TO PARTICIPATE IN THAT GROWTH AS STOCKHOLDERS OF FEDDERS, THE LARGEST MANUFACTURER OF ROOM AIR CONDITIONERS IN NORTH AMERICA AND A MAJOR PARTICIPANT IN THE WORLD-WIDE AIR CONDITIONER MARKETS. THEREFORE, THE BOARD OF DIRECTORS HAS CONCLUDED THAT THE MERGER IS IN THE BEST INTERESTS OF NYCOR'S STOCKHOLDERS AND STRONGLY RECOMMENDS THAT YOU VOTE, OR INSTRUCT YOUR BROKER OR NOMINEE TO VOTE, FOR THIS PROPOSAL.

     IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER OR A NOMINEE, THEY CAN ONLY BE VOTED ON THIS PROPOSAL WITH YOUR SPECIFIC INSTRUCTIONS.

     The accompanying Notice of Special Meeting and Proxy Statement-Prospectus contain information about the merger. We urge you to review carefully such information, and the information in the appendices to the Proxy Statement-Prospectus. Certain information about Fedders and NYCOR is incorporated by reference to filings made under the Securities Exchange Act of 1934. Copies of such materials are available as indicated in the accompanying Proxy Statement-Prospectus under "Available Information."

     EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE THE ENCLOSED PROXY, SIGN, DATE AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID, RETURN ADDRESSED ENVELOPE. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY CAN BE REVOKED AT YOUR REQUEST.

Sincerely,

SALVATORE GIORDANO                                             SAL GIORDANO, JR.
Chairman of the Board                                              Vice Chairman

                                  NYCOR, INC.
                        BASKING RIDGE, NEW JERSEY 07920
                            ------------------------

                NOTICE OF SPECIAL MEETING OF NYCOR STOCKHOLDERS
                            TO BE HELD JULY 9, 1996
                            ------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of NYCOR, Inc. ("NYCOR") will be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, NJ 07060 on Tuesday, July 9, 1996 at 10:30 a.m. for the following purposes:

     1. To consider and act upon a proposal to approve the agreement and plan of merger between NYCOR and Fedders Corporation and the merger of NYCOR into Fedders Corporation; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on May 10, 1996 has been fixed as the record date for the determination of the holders of shares of NYCOR Common Stock and Class B Stock entitled to notice of, and to vote at, the Special Meeting. A list of the stockholders entitled to vote at the Special Meeting will be available during the period ten (10) days prior to the date of the Special Meeting for examination by any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours at the offices of NYCOR, 287 Childs Road, Basking Ridge, New Jersey 07920.

                                          By order of the Board of Directors

                                          KENT E. HANSEN
                                          Secretary

Dated: May 11, 1996
       Basking Ridge, New Jersey

     IMPORTANT: THE BOARD OF DIRECTORS INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IMMEDIATELY. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

FEDDERS CORPORATION                                                                         NYCOR, INC.
WESTGATE CORPORATE CENTER                                                               287 CHILDS ROAD
505 MARTINSVILLE ROAD                                                   BASKING RIDGE, NEW JERSEY 07920
LIBERTY CORNER, NEW JERSEY 07938                                                         (908) 953-8200
(908) 604-8686

                           PROXY STATEMENT-PROSPECTUS
               CONVERTIBLE PREFERRED STOCK OF FEDDERS CORPORATION
                                       OR
                      CLASS A STOCK OF FEDDERS CORPORATION

    This Proxy Statement-Prospectus is being furnished to the stockholders of Fedders Corporation ("Fedders" or the "Company") in connection with the solicitation by the Board of Directors of Fedders of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company (the "Fedders Annual Meeting") to be held on Tuesday, July 9, 1996, and at all adjournments thereof, for the purposes set forth below.

    This Proxy Statement-Prospectus is being furnished to the stockholders of NYCOR, Inc. ("NYCOR") in connection with the solicitation by the Board of Directors of NYCOR of proxies in the accompanying form to be used at the Special Meeting of Stockholders of NYCOR (the "NYCOR Special Meeting") to be held on Tuesday, July 9, 1996, and at all adjournments thereof, for the purpose of voting on the Merger (as defined below). This document also constitutes a prospectus of Fedders relating to the shares of Convertible Preferred Stock of Fedders (the "Fedders Convertible Preferred Stock") or shares of Class A Stock, par value $1.00 (the "Fedders Class A Stock"), that are issuable upon consummation of the Merger or upon conversion of any Fedders Convertible Preferred Stock issued upon consummation of the Merger. See, "Description of Fedders Capital Stock" and "Certain Differences in the Rights of Fedders and NYCOR Stockholders."

    This Proxy Statement-Prospectus, the accompanying Notice of Annual Meeting and form of proxy are first being mailed to the stockholders of Fedders on or about May 11, 1996. This Proxy Statement-Prospectus, the accompanying Notice of Special Meeting and form of proxy are first being mailed to the stockholders of NYCOR on or about May 11, 1996.

    At the Fedders Annual Meeting, the stockholders of Fedders will be asked to consider and act on proposals (i) to approve and adopt the Agreement and Plan of Merger dated November 30, 1995 and amended on March 15, 1996 and as of April 10, 1996 (as amended, the "Merger Agreement") between Fedders and NYCOR and the transactions contemplated by the Merger Agreement pursuant to which NYCOR will merge with and into Fedders (the "Merger"), (ii) to adopt amendments (the "Amendments") to the Restated Certificate of Incorporation of Fedders (the "Fedders Charter") (a) to increase the number of the authorized shares of Common Stock, par value $1.00 (the "Fedders Common Stock"), from 60,000,000 to 80,000,000; (b) to increase the number of authorized shares of Fedders Class A Stock from 30,000,000 to 60,000,000; and (c) to increase the number of the authorized shares of the Preferred Stock of the Company from 5,000,000 to 15,000,000; (iii) to elect three (3) directors; (iv) to adopt the Company's Stock Option Plan VIII; and (v) to ratify the appointment of the Company's independent auditors.

    At the NYCOR Special Meeting, the stockholders of NYCOR will be asked to consider and act upon a proposal to approve and adopt the Merger Agreement and the Merger.

    Upon consummation of the Merger, each share of Fedders Common Stock, Fedders Class A Stock and Class B Stock, par value $1.00 of Fedders (the "Fedders Class B Stock"), would remain outstanding and unchanged (other than shares of Fedders Class B Stock the holders of which exercise their dissenters' rights under the Delaware General Corporation Law (the "DGCL")). The stock of Fedders to be received by the stockholders of NYCOR (other than holders of Class B Stock of NYCOR who exercise their dissenters' rights under the DGCL) upon consummation of the Merger will depend upon the average closing price per share of Fedders Class A Stock for the 15 trading days ending five business days before the date of the NYCOR Special Meeting (the "Fedders Average Price"). If the Fedders Average Price is at or above $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR will be converted into the right to receive a number of shares of Fedders Class A Stock determined by dividing $6.25 by the Fedders Average Price. If the Fedders Average Price is below $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR will be converted into the right to receive one share of Fedders Convertible Preferred Stock with terms expected to support an initial market value of $6.25. While Fedders and NYCOR expect that the terms of the Fedders Convertible Preferred Stock will support a market value of $6.25 per share, there is currently no market for such stock and there can be no guarantee that Fedders Convertible Preferred Stock, when issued, will trade at that price or, if it does, for how long, as matters beyond the control of Fedders and NYCOR may impact its market value. Each of the shares of Fedders Convertible Preferred Stock will be convertible into one share of Fedders Class A Stock. See, "Summary," "The Merger" and Annex A to this Proxy Statement-Prospectus.

    Only the holders of the Fedders Class B Stock and the Class B Stock of NYCOR are entitled to dissent from the Merger and to receive cash equal to the fair value of their Fedders or NYCOR capital stock, as the case may be. See, "Proposal No. 1 -- The Merger -- Dissenting Stockholders' Rights."

    Stockholders of Fedders or NYCOR who wish to be advised of the Fedders Average Price and of the consideration to be paid per share of Common Stock, Class A Stock and Class B Stock of NYCOR and of the dividend rate on the Fedders Convertible Preferred Stock, if applicable, upon consummation of the Merger may obtain such information by calling (800) 733-8481, Ext. 456 during normal business hours beginning on July 1, 1996 and ending on the date of the Fedders Annual Meeting and the NYCOR Special Meeting. Since the determination of whether Fedders Class A Stock or Fedders Convertible Preferred Stock will be issued in the Merger will not be made until July 1, 1996, both Fedders and NYCOR will accept proxies and revocations of proxies by facsimile. See "The Fedders Annual Meeting" and "The NYCOR Special Meeting."

    The Fedders Convertible Preferred Stock, if issued, would have cumulative dividends, payable quarterly (currently estimated to be 2.5%) and would have a liquidation preference of $6.25 per share. Except for certain rights to elect two additional directors if dividends on the Fedders Convertible Preferred Stock for six quarterly periods are in arrears, to vote on certain matters related to changes in Fedders' capital stock or as otherwise required by Delaware law, the Fedders Convertible Preferred Stock would have no voting rights. The Fedders Convertible Preferred Stock would be convertible on a share for share basis into Fedders Class A Stock at the option of the holder, or redeemable by the Company at any time for $6.25 in cash or in equivalent value of Fedders Class A Stock. The Fedders Class A Stock ranks equally with the Fedders Common Stock except that the holders of the Fedders Class A Stock have no voting rights other than as required under Delaware law and, under certain circumstances, each share of Fedders Class A Stock will be converted into one share of Fedders Common Stock. See, "Proposal 1 -- Description of Fedders Capital Stock."

    The Fedders Common Stock and Fedders Class A Stock are listed and traded on the New York Stock Exchange ("NYSE") and the Common Stock and Class A Stock of NYCOR are listed on the National Association of Securities Dealers Automated Quotation System, National Market System ("NASDAQ/NMS"). It is a condition to Fedders' and NYCOR's obligation to consummate the Merger that any Fedders Convertible Preferred Stock issuable in the Merger be authorized for listing on the NYSE.

NEITHER THIS TRANSACTION NOR THESE SECURITIES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
    COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY
       STATE SECURITIES COMMISSION HAS PASSED UPON THE FAIRNESS OR
         MERITS OF THIS TRANSACTION OR UPON THE ACCURACY OR ADEQUACY
            OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT-
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
               UNLAWFUL.
                            ------------------------

          The date of this Proxy Statement-Prospectus is May 10, 1996.

                             AVAILABLE INFORMATION

     Fedders and NYCOR are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by Fedders and NYCOR can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661 and copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports, proxy statements and other information concerning Fedders are available for inspection and copying at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

     This Proxy Statement-Prospectus does not contain all of the information set forth in the Registration Statement on Form S-4, of which this Proxy Statement-Prospectus is a part, and the exhibits thereto (together with any amendments or supplements thereto, the "Registration Statement"), which has been filed by Fedders with the Commission under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), certain portions of which have been omitted pursuant to the rules and regulations of the Commission and to which portions reference is hereby made for further information.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement-Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Fedders or NYCOR. Neither the delivery of this Proxy Statement-Prospectus nor any distribution of Fedders Convertible Preferred Stock or Fedders Class A Stock pursuant to the Merger Agreement (or of Fedders Class A Stock issuable upon conversion of any Fedders Convertible Preferred Stock distributed pursuant to the Merger Agreement) shall, under any circumstances, create any implication that there has been no change in the affairs of Fedders or NYCOR since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Proxy Statement-Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Fedders Convertible Preferred Stock or Fedders Class A Stock to be issued pursuant to the Merger Agreement (or of Fedders Class A Stock issuable upon conversion of any Fedders Convertible Preferred Stock distributed pursuant to the Merger Agreement) or an offer to sell or solicitation of an offer to buy such securities in any circumstances in which such an offer or solicitation is not lawful.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Fedders and NYCOR, respectively, with the Commission (Fedders File No. 1-8831; NYCOR File No. 0-15299) under Section 13(a) or 15(d) of the Exchange Act are hereby incorporated by reference in this Proxy Statement-Prospectus:

     Fedders documents:

          (i) Fedders Annual Report on Form 10-K for the fiscal year ended August 31, 1995; and

          (ii) Fedders Quarterly Reports on Form 10-Q for the periods ended November 30, 1995 and February 29, 1996.

     NYCOR documents:

          (i) NYCOR's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

     All documents filed by Fedders or NYCOR pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the earlier of the effective date of the Merger or the termination of the Merger Agreement (or prior to the date the Registration Statement is withdrawn in the event Fedders Convertible Preferred Stock is issued upon consummation of the Merger) are hereby incorporated by reference into this Proxy Statement-Prospectus and shall be deemed a part hereof from the date of filing of such documents

     All information contained or incorporated by reference in this Proxy Statement-Prospectus with respect to Fedders was supplied by Fedders, and all information contained or incorporated by reference in this Proxy
Statement-Prospectus with respect to NYCOR was supplied by NYCOR.

     THIS PROXY STATEMENT-PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. A COPY OF SUCH DOCUMENTS IS AVAILABLE WITHOUT CHARGE (OTHER THAN CERTAIN EXHIBITS TO SUCH DOCUMENTS) TO EACH PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM A PROXY STATEMENT-PROSPECTUS IS DELIVERED, UPON WRITTEN OR ORAL REQUEST. ANY SUCH REQUEST SHOULD BE MADE TO FEDDERS CORPORATION, WESTGATE CORPORATE CENTER, 505 MARTINSVILLE ROAD, LIBERTY CORNER, NEW JERSEY 07938, ATTENTION: ROBERT N. EDWARDS, ESQ. (TELEPHONE NUMBER
(908) 604-8686) AS TO FEDDERS DOCUMENTS AND TO NYCOR, INC., 287 CHILDS ROAD, BASKING RIDGE, NEW JERSEY 07920, ATTENTION: KENT E. HANSEN, ESQ. (TELEPHONE NUMBER (908) 953-8200) AS TO NYCOR DOCUMENTS. IN ORDER TO ENSURE TIMELY DELIVERY OF SUCH DOCUMENTS, ANY SUCH REQUEST SHOULD BE MADE BY JULY 1, 1996.

     Any statement contained herein, in any supplement hereto or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of the Registration Statement and this Proxy Statement-Prospectus to the extent that a statement contained herein, in any supplement hereto or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement, this Proxy Statement-Prospectus or any supplement hereto.

                           INCLUSION OF ANNUAL REPORT

     NYCOR's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, is attached to this Proxy Statement-Prospectus as Annex B.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
AVAILABLE INFORMATION.................................................................    i
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................................    i
INCLUSION OF ANNUAL REPORT............................................................   ii
SUMMARY...............................................................................    1
  Parties to the Merger...............................................................    1
     Fedders..........................................................................    1
     NYCOR............................................................................    1
  The Fedders Annual Meeting; Record Date.............................................    1
  The NYCOR Special Meeting; Record Date..............................................    1
  The Merger; Exchange Ratio..........................................................    2
  Votes Required......................................................................    2
     Fedders Annual Meeting...........................................................    2
     NYCOR Special Meeting............................................................    3
  Effective Date......................................................................    3
  Recommendation of the Boards of Directors...........................................    3
     Board of Directors of Fedders....................................................    3
     Board of Directors of NYCOR......................................................    3
  Opinions of Financial Advisors......................................................    4
     Fedders..........................................................................    4
     NYCOR............................................................................    4
  Interests of Certain Persons in the Merger..........................................    4
  Certain Federal Income Tax Consequences of the Merger...............................    4
  Dissenting Stockholders' Rights.....................................................    5
  Resale of Fedders Convertible Preferred Stock or Fedders Class A Stock..............    5
  Business Pending Consummation.......................................................    5
  Exchange of NYCOR Preferred Shares..................................................    5
  Conditions to Consummation; Termination.............................................    6
  Breakup Fee.........................................................................    6
  Comparative Stock Price Information.................................................    6
     Market Prices -- Fedders.........................................................    7
     Market Prices -- NYCOR...........................................................    7
  Comparison of Certain Unaudited Per Share Data......................................    8
  Selected Financial Information......................................................   10
  Pro Forma Financial Data............................................................   13
  Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends...........   18
INTRODUCTION..........................................................................   19
SPECIAL FACTORS.......................................................................   19
THE FEDDERS ANNUAL MEETING............................................................   23
THE NYCOR SPECIAL MEETING.............................................................   24
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS OF FEDDERS.....................   26
PRINCIPAL STOCKHOLDERS OF FEDDERS.....................................................   28
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS OF NYCOR.......................   29
PRINCIPAL STOCKHOLDERS OF NYCOR.......................................................   31
PROPOSAL NO. 1 -- THE MERGER..........................................................   32
  General.............................................................................   32
  Reasons for the Merger..............................................................   32

                                                                                        PAGE
                                                                                        ----
  Background of the Merger............................................................   34
  Opinion of Financial Advisor to Fedders.............................................   36
  Opinion of Financial Advisor to NYCOR...............................................   40
  Fedders Summary Financial Projections...............................................   44
  NYCOR Summary Financial Projections.................................................   45
  The Merger Agreement................................................................   46
     The Merger.......................................................................   46
     Exchange of NYCOR Preferred Shares...............................................   47
     Exchange Procedure...............................................................   47
     Representations and Warranties...................................................   47
     Conduct of Business Pending the Merger...........................................   48
     Indemnification..................................................................   48
     Conditions to the Consummation of the Merger.....................................   48
     Directors, Officers, and Employees...............................................   49
     Amendment of the Merger Agreement................................................   50
     Responses to Other Acquisition Proposals.........................................   50
     Termination of the Merger Agreement..............................................   50
     Breakup Fee......................................................................   50
  Dissenting Stockholders' Rights.....................................................   51
  Interests of Certain Persons in the Merger..........................................   51
  Certain Federal Income Tax Consequences of the Merger...............................   52
  Accounting Treatment................................................................   54
  Directors of Fedders................................................................   54
  Executive Compensation of Management of Fedders.....................................   54
  Expenses of the Merger..............................................................   55
COMPARATIVE STOCK PRICE INFORMATION...................................................   55
DESCRIPTION OF FEDDERS CAPITAL STOCK..................................................   58
  Authorized Capital..................................................................   58
  Fedders Convertible Preferred Stock.................................................   58
     Dividend Rights..................................................................   58
     Voting Rights....................................................................   59
     Liquidation Rights...............................................................   59
     Conversion Rights................................................................   60
     Optional Redemption..............................................................   60
     Listing and Transfer Agent.......................................................   60
  Fedders Common Stock................................................................   61
     Dividend Rights..................................................................   61
     Voting Rights....................................................................   61
     Liquidation Rights...............................................................   61
     Listing and Transfer Agent.......................................................   61
  Fedders Class A Stock...............................................................   61
     Dividend Rights..................................................................   61
     Voting Rights....................................................................   61
     Liquidation Rights...............................................................   62
     Change of Control................................................................   62
     Conversion.......................................................................   62
     Listing and Transfer Agent.......................................................   62

                                                                                        PAGE
                                                                                        ----
  Fedders Class B Stock...............................................................   62
     Voting Rights....................................................................   62
     Dividend Rights..................................................................   62
     Liquidation Rights...............................................................   62
     Restrictions on Transfer.........................................................   63
     Conversion Rights................................................................   63
     Listing and Transfer Agent.......................................................   63
CERTAIN DIFFERENCES IN THE RIGHTS OF FEDDERS AND NYCOR STOCKHOLDERS...................   64
PROPOSAL NO. 2 -- ELECTION OF DIRECTORS OF FEDDERS....................................   64
  Meetings of the Board of Directors and Certain Committees...........................   65
EXECUTIVE COMPENSATION................................................................   66
  Summary Compensation Table..........................................................   66
  Options/SAR Grants Table............................................................   67
  Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table..........   67
  Compensation Committee Interlocks and Insider Participation.........................   68
  Report of the Compensation Committee on Executive Compensation......................   68
  Employment Contract.................................................................   68
  Performance Graph...................................................................   69
PROPOSAL NO. 3 -- AMENDMENTS OF FEDDERS' CHARTER TO INCREASE THE NUMBER OF AUTHORIZED
  SHARES OF FEDDERS COMMON STOCK, CLASS A STOCK, AND PREFERRED STOCK..................   69
PROPOSAL NO. 4 -- APPROVAL OF FEDDERS' STOCK OPTION PLAN VIII.........................   71
  Summary of Plan.....................................................................   71
  Federal Income Tax Consequences.....................................................   72
     Incentive Stock Options..........................................................   72
     Non-Qualified Stock Options......................................................   72
     Stock Appreciation Rights........................................................   73
  Eligible Employees and Non-Employees................................................   73
PROPOSAL NO. 5 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS OF FEDDERS........   73
RESALE OF FEDDERS CONVERTIBLE PREFERRED STOCK OR FEDDERS CLASS A STOCK................   74
LEGAL OPINIONS........................................................................   74
EXPERTS...............................................................................   74
STOCKHOLDER PROPOSALS -- NEXT FEDDERS ANNUAL MEETING..................................   74
COST OF SOLICITATION..................................................................   75

     ANNEX A -- Agreement and Plan of Merger between Fedders and NYCOR dated November 30, 1995, as amended

     ANNEX B -- NYCOR's Annual Report on Form 10-K for the fiscal year ended December 31, 1995

     ANNEX C -- Opinion of Fedders Financial Advisor

     ANNEX D -- Opinion of NYCOR Financial Advisor

     ANNEX E -- Section 262 of the Delaware General Corporation Law

     ANNEX F -- Stock Option Plan VIII

                                    SUMMARY

     The following is a brief summary of certain information relating to the actions to be taken at the Fedders Annual Meeting and the NYCOR Special Meeting contained elsewhere in this Proxy Statement-Prospectus. This summary is not intended to be a summary of all material information relating to such actions and is qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement-Prospectus, including the Annexes hereto and in the documents incorporated by reference in this Proxy Statement-Prospectus. A copy of the Merger Agreement is set forth in Annex A to this Proxy Statement-Prospectus and reference is made thereto for a complete description of the terms of the Merger. Stockholders are urged to read carefully the entire Proxy Statement-Prospectus, including the Annexes.

PARTIES TO THE MERGER

  Fedders

     Fedders is a holding company which, through its wholly owned operating subsidiaries and through a joint venture in China, is engaged in the manufacture and sale of a complete line of room air conditioners and dehumidifiers, principally for the residential market. Based upon industry statistics compiled by a trade association, Fedders believes it is the largest manufacturer of room air conditioners in North America. The principal executive offices of Fedders are located at Westgate Corporate Center, 505 Martinsville Road, Liberty Corner, New Jersey 07938; telephone (908) 604-8686.

  NYCOR

     NYCOR is also a holding company which currently owns two operating companies, Rotorex Company, Inc. ("Rotorex") and Melcor Corporation ("Melcor"). Rotorex manufactures rotary compressors principally for use in room air conditioners. Melcor produces thermoelectric heating and cooling modules used in a variety of applications in which space and weight are considerations or precise temperature control is required. Fedders has been the major customer for Rotorex compressors for more than 20 years. The principal executive offices of NYCOR are located at 287 Childs Road, Basking Ridge, New Jersey 07920; telephone
(908) 953-8200.

THE FEDDERS ANNUAL MEETING; RECORD DATE

     The Fedders Annual Meeting will be held at 2:00 p.m. on Tuesday, July 9, 1996 at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey 07060. The close of business on May 10, 1996 has been fixed as the record date for the determination of the stockholders of Fedders entitled to notice of, and to vote at, the Fedders Annual Meeting. At the Fedders Annual Meeting, holders of shares of Fedders Common Stock and Fedders Class B Stock will be asked to consider and act on proposals to approve the actions of the Board of Directors of Fedders (i) to adopt the Merger Agreement and the transactions contemplated by the Merger Agreement, (ii) to elect three (3) directors, (iii) to adopt the Stock Option Plan VIII of Fedders and (iv) to ratify the appointment of Fedders' independent auditors. In addition, at the Fedders Annual Meeting, holders of shares of Fedders Common Stock, Fedders Class A Stock and Fedders Class B Stock will be asked to consider and act on a proposal to increase the authorized number of shares of Fedders Common Stock, Fedders Class A Stock and Preferred Stock of Fedders. See, "The Fedders Annual Meeting."

THE NYCOR SPECIAL MEETING; RECORD DATE

     The NYCOR Special Meeting will be held at 10:30 a.m. on Tuesday, July 9, 1996 at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, NJ 07060. The close of business on May 10, 1996 has been fixed as the record date for the determination of the stockholders of NYCOR entitled to notice of, and to vote at, the NYCOR Special Meeting.

     The only matter to be presented at the NYCOR Special Meeting is the proposal to approve the Merger Agreement and the Merger. See, "The NYCOR Special Meeting."

THE MERGER; EXCHANGE RATIO

     Upon consummation of the Merger, each share of Fedders Common Stock, Fedders Class A Stock and Fedders Class B Stock would remain outstanding and unchanged, except to the extent that holders of Fedders Class B Stock exercise their dissenters' rights.

     Upon consummation of the Merger, stockholders of NYCOR will receive stock of Fedders with a market value of $6.25 on the effective date of the Merger. If the Fedders Average Price is at or above $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR will be converted into the right to receive Fedders Class A Stock having a market value equal to $6.25. The Fedders Class A Stock ranks equally with the Fedders Common Stock except that the holders of the Fedders Class A Stock have no voting rights other than as required under Delaware law and, under certain circumstances, each share of Fedders Class A Stock will be converted into one share of Fedders Common Stock. See "Proposal 1 -- Description of Fedders Capital Stock." If the Fedders Average Price is below $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR will be converted into the right to receive one share of Fedders Convertible Preferred Stock with terms expected to support an initial market value of $6.25. Each share of Fedders Convertible Preferred Stock would be convertible into one share of Fedders Class A Stock. The Fedders Convertible Preferred Stock will be a new issue of Fedders equity securities, will be listed on the NYSE, and will have no trading history when issued. While Fedders and NYCOR expect that the terms of the Fedders Convertible Preferred Stock will support an initial market value of $6.25 per share, with no market for such stock there can be no guarantee that Fedders Convertible Preferred Stock, when issued, will trade at that price or, if it does, for how long, as matters beyond the control of Fedders and NYCOR may impact its market value.

     See, "The Merger -- The Merger Agreement" and " -- Dissenting Stockholders' Rights."

VOTES REQUIRED

  Fedders Annual Meeting

     Under the terms of the Fedders Charter, approval of the Merger requires an affirmative vote of a majority of the outstanding shares of the Fedders Common Stock and Fedders Class B Stock, each voting separately as a class, and two-thirds of the outstanding Fedders Common Stock and Fedders Class B Stock voting together as a single class. Directors and executive officers of Fedders, who collectively beneficially own 514,610 shares or 2.71% of the outstanding shares of Fedders Common Stock, and 2,262,566 shares or 99.78% of the outstanding shares of Fedders Class B Stock, have indicated that they intend to vote for the Merger. Because of the class vote requirement, approval of the Merger will require the affirmative vote of the holders of an additional 47.29% of the Fedders Common Stock entitled to vote. See, "Security Ownership of Directors and Executive Officers of Fedders."

     Under the DGCL, approval of the amendments to the Fedders Charter requires the affirmative vote of a majority of the outstanding Fedders Common Stock and Fedders Class B Stock, voting together as a single class, and, under the DGCL and the provisions set forth in the Fedders Charter, approval of the proposed amendments requires the affirmative vote of a majority of the outstanding shares of Fedders Common Stock, Fedders Class B Stock and Fedders Class A Stock (on the proposal to increase the number of authorized shares of Fedders Class A Stock), each voting separately as a class.

     Approval of the Fedders Stock Option Plan VIII and ratification of the appointment of independent auditors requires the affirmative vote of a majority of the shares of Fedders Common Stock and Fedders Class B Stock voted on such Proposals at the Fedders Annual Meeting so long as at least a majority of the Fedders Common Stock and Fedders Class B Stock are voted on such Proposals.

     A plurality of the votes of the shares of Fedders Common Stock and Fedders Class B Stock present in person or represented by proxy at the Fedders Annual Meeting shall be needed for the election of directors, provided those shares present in person or represented by proxy at the Fedders Annual Meeting constitute a quorum. See, "The Fedders Annual Meeting."

  NYCOR Special Meeting

     Approval of the Merger Agreement and the Merger by the stockholders of NYCOR requires the affirmative vote of a majority of the outstanding shares of NYCOR Common Stock and NYCOR Class B Stock, each voting separately as a class. Directors and executive officers of NYCOR, who collectively beneficially own 213,102 shares or 7.6% of the outstanding shares of NYCOR Common Stock, and 640,352 shares or 89.7% of the outstanding shares of NYCOR Class B Stock, have indicated that they intend to vote for the Merger. Because of the class vote requirement, approval of the Merger will require the affirmative vote of the holders of an additional 42.4% of the Common Stock of NYCOR entitled to vote. See, "The NYCOR Special Meeting" and "Security Ownership of directors and Executive Officers of NYCOR."

EFFECTIVE DATE

     The Merger will become effective within five business days following the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement or on such other date as Fedders and NYCOR may agree. It is currently anticipated that the Merger will become effective promptly following the Fedders Annual Meeting and the NYCOR Special Meeting.

RECOMMENDATION OF THE BOARDS OF DIRECTORS

  Board of Directors of Fedders

     The Board of Directors of Fedders has determined that the Merger is in the best interests of Fedders and its stockholders and recommends that the Merger Agreement and the Merger be approved by the stockholders of Fedders. In making its determination to recommend approval of the Merger, the Board of Directors of Fedders considered that (i) in the last three years, Fedders has increased its sales and market share and expanded its customer base in North America due, in part, to its ability to meet retailers' delivery requirements, which is in large part dependent upon Rotorex;
(ii) Fedders' compressor requirements already surpass, by more than 600,000 units, what Rotorex is committed to provide Fedders under the terms of the supply agreement between Fedders and Rotorex; (iii) it is expected that the recently completed joint venture in China will require 500,000 compressors annually within three years; and (iv) there is a worldwide shortage of compressors, and if Rotorex was going to be sold, it would be critically important to regain ownership of Rotorex. See, "The Fedder Annual Meeting" and "The Merger -- Background of the Merger." The Board of Directors of Fedders also recommends that the stockholders of Fedders vote in favor of the election of the nominees for director of Fedders named herein, the approval of the proposed amendments to the Fedders Charter, the adoption of the Stock Option Plan VIII of Fedders and the ratification of the selection of independent auditors.

  Board of Directors of NYCOR

     The Board of Directors of NYCOR has determined that the Merger is in the best interests of NYCOR and its stockholders and that the Merger is fair to the unaffiliated stockholders of NYCOR, and recommends that the Merger Agreement and the Merger be approved by the stockholders of NYCOR. In making its determination, the Board of Directors of NYCOR considered (i) the value of the consideration to be received by its stockholders compared to the then current market value of the Common Stock and Class A Stock of NYCOR; (ii) the impact on NYCOR of the concentration of its sales to one customer, including its access to capital necessary to take advantage of business opportunities that may arise; and (iii) the benefits that Rotorex may realize as part of a larger, major participant in the world-wide air conditioner market such as Fedders. The Board of Directors of NYCOR also considered the provision in the Merger Agreement that receipt of a fairness opinion from its financial advisor is a condition to the obligation of NYCOR to consummate the Merger. See, "Special Factors," "The NYCOR Special Meeting" and "The Merger -- Background of the Merger."

     On similar bases, Salvatore Giordano, Sal Giordano, Jr., Joseph Giordano, William J. Brennan, and S. A. Muscarnera, who are directors of both NYCOR and Fedders (the "Affiliated Directors"), and Fedders each reasonably believes that the Merger is fair to the unaffiliated stockholders of NYCOR. See, "Special Factors."

OPINIONS OF FINANCIAL ADVISORS

  Fedders

     On January 31, 1996, TM Capital Corp. delivered its oral opinion and on February 12, 1996 delivered its written opinion and on March 20, 1996 delivered its substantially identical additional written opinion that the consideration to be paid by Fedders in the Merger is fair to Fedders from a financial point of view. TM Capital's opinion related only to the consideration to be paid by Fedders in connection with the Merger and does not constitute a recommendation to any stockholder of Fedders as to how such stockholder should vote at the Fedders Annual Meeting. The full text of the written opinion of TM Capital which sets forth the assumptions made, the matters considered and the limitations of the review undertaken in rendering such opinion is attached as Annex C to this Proxy Statement-Prospectus and is incorporated herein by reference. See, "Proposal No. 1 -- The Merger -- Opinion of Financial Advisor to Fedders."

     If Fedders Convertible Preferred Stock is to be issued upon consummation of the Merger and after the terms of the Fedders Convertible Preferred Stock are fixed, Fedders intends to obtain a letter from TM Capital confirming its opinion dated March 20, 1996 although obtaining such a letter is not a condition to Fedders' obligations under the Merger Agreement.

  NYCOR

     On February 1, 1996, Laidlaw Equities, Inc. ("Laidlaw") delivered its oral opinion, which was subsequently confirmed in writing, as of March 19, 1996, that the consideration to be paid in the Merger is fair to NYCOR from a financial point of view. Laidlaw's opinion related only to the consideration to be paid by Fedders in connection with the Merger and does not constitute a recommendation to any stockholder of NYCOR as to how such stockholder should vote at the NYCOR Special Meeting. The full text of the written opinion of Laidlaw which sets forth the assumptions made, the matters considered and the limitations of the review undertaken in rendering such opinion is attached as Annex D to this Proxy Statement-Prospectus and is incorporated herein by reference. See, "Proposal No. 1 -- The Merger -- Opinion of Financial Advisor to NYCOR."

     If Fedders Convertible Preferred Stock is to be issued upon consummation of the Merger and after the terms of the Fedders Convertible Preferred Stock are fixed, NYCOR intends to obtain a letter from Laidlaw confirming its opinion dated March 19, 1996 although obtaining such a letter is not a condition to NYCOR's obligations under the Merger Agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     The Merger Agreement provides that the employees, officers and directors of NYCOR shall be placed in the same economic position following the Merger as they were immediately prior to the date of the execution of the Merger Agreement with respect to stock options, directors fees, salaries and employee benefits provided by NYCOR. Certain persons serve as directors and executive officers of, and have significant stockholdings in, both Fedders and NYCOR. See, "Proposal No. 1 -- Interests of Certain Persons in the Merger."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     It is intended that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), as amended, and, accordingly, for Federal income tax purposes (i) no gain or loss will be recognized by Fedders, NYCOR or the stockholders of Fedders as a result of the Merger except to the extent that holders of Fedders Class B Stock may receive cash upon exercise of dissenters' rights and (ii) stockholders of NYCOR will not recognize gain or loss upon the receipt of Fedders Convertible Preferred Stock or Fedders Class A Stock in exchange for their shares of capital stock of NYCOR, except to the extent of any cash received in lieu of fractional shares or cash received upon exercise of any dissenters' rights. Fedders and NYCOR have received an opinion of McCarter & English, Special Tax Counsel to Fedders, substantially to this effect. See, "The Merger -- Certain Federal Income Tax Consequences of the Merger."

     BECAUSE CERTAIN TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER OF NYCOR, IT IS RECOMMENDED THAT STOCKHOLDERS OF NYCOR CONSULT THEIR TAX ADVISERS CONCERNING THE FEDERAL (AND ANY STATE AND LOCAL) TAX CONSEQUENCES OF THE MERGER IN THEIR PARTICULAR CIRCUMSTANCES.

DISSENTING STOCKHOLDERS' RIGHTS

     Under the DGCL, a stockholder owning shares of Fedders Class B Stock is entitled to dissent from the Merger and to receive cash from Fedders equal to the fair value of such stockholder's shares of Fedders capital stock. Under the DGCL, the holders of the Fedders Common Stock and the Fedders Class A Stock do not have dissenters' rights.

     Under the DGCL, a stockholder owning shares of NYCOR Class B Stock is entitled to dissent from the Merger and to receive cash from Fedders as the surviving corporation in the Merger equal to the fair value of such stockholder's shares of NYCOR capital stock. Under the DGCL, the holders of NYCOR Common Stock and NYCOR Class A Stock do not have dissenters' rights.

     See, "The Merger -- Dissenting Stockholders' Rights."

RESALE OF FEDDERS CONVERTIBLE PREFERRED STOCK OR FEDDERS CLASS A STOCK

     The Fedders Convertible Preferred Stock or Fedders Class A Stock received in the Merger will be freely transferable by the holders of such shares, except for those shares held by holders who may be deemed to be "affiliates" (generally including directors, certain executive officers and ten percent or more stockholders) of NYCOR or Fedders under applicable federal securities laws. If issued, the Fedders Convertible Preferred Stock will be a new issue of Fedders equity securities and thus will have no trading history when issued. While Fedders and NYCOR expect that the terms of the Fedders Convertible Preferred Stock will support an initial market value of $6.25 per share, with no market for such stock there can be no guarantee that Fedders Convertible Preferred Stock, when issued, will trade at that price or, if it does, for how long, as matters beyond the control of Fedders and NYCOR may impact its market value. It is a condition to consummation of the Merger that the Fedders Convertible Preferred Stock be authorized for listing on the NYSE. See, "Resale of Fedders Convertible Preferred Stock or Fedders Class A Stock."

BUSINESS PENDING CONSUMMATION

     In general, Fedders and NYCOR have agreed in the Merger Agreement that each will conduct its business in the ordinary course consistent with past practice between the date of the Merger Agreement and the consummation of the Merger. Both Fedders and NYCOR have agreed that they will not take certain actions during such period, including not paying dividends (other than as required by the terms of NYCOR's Preferred Stock and Fedders' normal quarterly dividend of two cents per share) and not issuing, selling or otherwise disposing of any of its capital stock, except upon the conversion or exercise of options, warrants and other rights outstanding or granted to employees or directors as allowed by the Merger Agreement. NYCOR has also agreed that it will not enter into or modify the employment terms of any of its directors, officers or employees except that it may make changes for non-executive employees in the ordinary course of business. See, "The Merger -- Conduct of Business Pending the Merger."

EXCHANGE OF NYCOR PREFERRED SHARES

     In accordance with the Merger Agreement, on March 15, 1996, NYCOR exchanged all of the then outstanding shares of NYCOR Preferred Stock for its 8 1/2% convertible subordinated debentures due 2012 in accordance with the terms of the NYCOR Preferred Stock. The subordinated debentures issued by NYCOR would, as a result of the Merger, become obligations of Fedders. See, "Special Factors -- Increased Leverage from NYCOR Preferred Stock Conversion."

CONDITIONS TO CONSUMMATION; TERMINATION

     Consummation of the Merger is subject to the satisfaction or waiver of a number of conditions including (i) the approval of the Merger Agreement and the Merger by the stockholders of Fedders and NYCOR; (ii) the approval by the stockholders of Fedders of the proposed increases in the number of authorized shares of Fedders Common Stock, Fedders Class A Stock and Preferred Stock of Fedders; (iii) the continued accuracy of the representations and warranties of Fedders and NYCOR; (iv) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act; (v) the effectiveness of the Registration Statement of which this Proxy Statement-Prospectus is a part; (vi) the compliance by Fedders and NYCOR with its respective obligations under the Merger Agreement; (vii) the receipt by NYCOR of an opinion of its investment banker to the effect that the terms of the Fedders Convertible Preferred Stock (if such stock is to be issued in the Merger) will support an initial market value of $6.25; (viii) the receipt of certain certificates and opinions of counsel including an opinion to the effect that the Merger will constitute a tax-free reorganization; and (ix) the authorization for listing on the NYSE of the Fedders Convertible Preferred Stock or Fedders Class A Stock to be issued in the Merger. Under the terms of the Merger Agreement, either party is deemed to waive any condition precedent to its obligation to consummate the Merger if, with respect to such condition, it has complete knowledge of the actual facts and circumstances relating to such condition as of the closing and proceeds to consummate the Merger. Neither Fedders nor NYCOR currently intends to waive any of the conditions to its obligations to consummate the Merger.

     The Merger Agreement may be terminated (i) by mutual written consent of Fedders and NYCOR (whether before or after stockholder approval); (ii) by either party if the other party has breached any material representation, warranty or covenant in any material respect and such breach is not cured within 30 days after notice; (iii) by either party after August 31, 1996 if the Merger has not become effective unless the failure of the Merger to become effective results primarily from the breach by the party seeking to terminate the Merger Agreement; or (iv) by either party if the Merger Agreement and the Merger is not approved by the stockholders of Fedders at the Fedders Annual Meeting or by the stockholders of NYCOR at the NYCOR Special Meeting.

     See, "The Merger -- Conditions to Consummation of the Merger" and "-- Termination of the Merger Agreement."

BREAKUP FEE

     Other than as permitted by the terms of the Merger Agreement, if the Board of Directors of NYCOR terminates the Merger for any reason within its control, then NYCOR must pay Fedders the sum of $20,000,000 plus expenses in cash or by delivery to Fedders of that number of shares of NYCOR Common Stock and/or NYCOR Class A Stock and/or NYCOR Class B Stock that would equal $20,000,000, the choice between cash and NYCOR Common Stock being solely that of Fedders. See, "The Merger -- Breakup Fee."

COMPARATIVE STOCK PRICE INFORMATION

     The Fedders Common Stock and the Fedders Class A Stock are listed on the NYSE (symbols: FJC and FJA, respectively). It is a condition to the obligation of NYCOR to consummate the Merger that the Fedders Convertible Preferred Stock or Fedders Class A Stock to be issued in the Merger be authorized for listing on the NYSE upon official notice of issuance. The Fedders Convertible Preferred Stock will constitute a new class of capital stock of Fedders and there has been no trading market for such shares. The NYCOR Common Stock, the NYCOR Class A Stock and the NYCOR Preferred Stock are included for quotation on the NASDAQ National Market System ("NASDAQ/NMS") (symbols: NYCO, NYCOA and NYCOP, respectively).

     The following tables set forth the high and low reported last sale prices per share of Fedders Common Stock and Fedders Class A Stock as reported on the NYSE Composite Transactions Tape and per share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Preferred Stock as reported on the NASDAQ/NMS during the first three fiscal quarters of Fedders' 1996 fiscal year (through April 30, 1996) and on a quarterly basis for the two fiscal years ended August 31, 1995 and 1994, and per share of NYCOR Common Stock and NYCOR Class A Stock as reported on the NASDAQ/NMS during the first two quarters of 1996 (through April 30, 1996) and on a quarterly basis for the two years ended December 31, 1995 and 1994. If the Fedders Average Price is less than $6.25, shares of Fedders Convertible Preferred Stock will be issued in the Merger and the equivalent value thereof per share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock will depend on market conditions, although it is anticipated that the features of the Fedders Convertible Preferred Stock will be fixed to support an initial market value of $6.25 per share. If the Fedders Average Price is at or above $6.25, each share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock will be converted into the right to receive shares of Fedders Class A Stock determined by dividing $6.25 by the Fedders Average Price and, in that circumstance, the equivalent value per share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock would be $6.25.

                            MARKET PRICES -- FEDDERS

                                                                  COMMON          CLASS A
                                                               ------------     ------------
                                                               HIGH     LOW     HIGH     LOW
                                                               ----     ---     ----     ---
    FISCAL 1994
    First Quarter..........................................      3 5/16  2 1/2   --      --
    Second Quarter.........................................      4 1/8   3 1/8   --      --
    Third Quarter..........................................      4 3/4   3 1/2   --      --
    Fourth Quarter.........................................      4 3/8   3 1/2   --      --
    FISCAL 1995
    First Quarter..........................................      6 1/4   3 7/8    4 3/8   3 1/4
    Second Quarter.........................................      6 1/8   5        4 3/4   3 5/8
    Third Quarter..........................................      6 1/8   5 3/8    4 3/4   4
    Fourth Quarter.........................................      7 7/8   5 3/8    5 3/8   4 1/8
    FISCAL 1996
    First Quarter..........................................      6 3/4   5 1/4    5       3 3/4
    Second Quarter.........................................      6 3/4   5        5 5/8   3 7/8
    Third Quarter (through April 30, 1996).................      7       6        6 1/4   5 3/8

                             MARKET PRICES -- NYCOR

                                                                  COMMON          CLASS A
                                                               ------------     ------------
                                                               HIGH     LOW     HIGH     LOW
                                                               ----     ---     ----     ---
    1994
    First Quarter............................................    5 1/2   3 7/8    4 3/4   3 1/4
    Second Quarter...........................................    4 3/4   3 1/2    4 1/2   3 1/8
    Third Quarter............................................    5 1/8   2 3/4    5       2 1/2
    Fourth Quarter...........................................    3       2 1/8    2 7/8   2
    1995
    First Quarter............................................    3 1/4   2 5/8    2 7/8   2 1/4
    Second Quarter...........................................    2 15/16 2 3/8    2 3/4   2 3/8
    Third Quarter............................................    3 1/8   2 3/8    3 1/8   2 3/8
    Fourth Quarter...........................................    5 7/8   2 1/8    5 1/2   2 1/8
    1996
    First Quarter............................................    5 7/16  4 7/8    5 1/2   4 7/8
    Second Quarter (through April 30, 1996)..................    5 1/4   5 1/8    5 1/4   5 1/8

     The Board of Directors of Fedders reinstated its regular quarterly cash dividend of two cents per share of Fedders Common Stock and Fedders Class A Stock and 1.8 cents per share of Fedders Class B Stock on June 27, 1995, and intends to continue paying quarterly dividends at this level. When appropriate, the Board of

Directors of Fedders will also consider extra year-end dividends commencing December, 1996. NYCOR has not paid dividends on the NYCOR Common Stock, NYCOR Class A Stock, or NYCOR Class B Stock since 1992 and does not have a current program for the payment of dividends.

     On (i) October 30, 1995, the last business day preceding announcement that Fedders and NYCOR had reached an agreement in principle to merge, (ii) November 30, 1995, the last business day preceding public announcement of the signing of the Merger Agreement and (iii) April 30, 1996, a date shortly prior to the mailing of this Proxy Statement-Prospectus, the closing price per share of Fedders Class A Stock was $4 3/8, $4 1/8 and $5 3/4, respectively. Based on such closing prices and the provisions of the Merger Agreement, each share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock would have been converted into the right to receive one share of Fedders Preferred Stock. On such dates, the closing prices per share of NYCOR Common Stock and NYCOR Class A Stock as reported by NASDAQ/NMS were as follows:

                                                             NYCOR COMMON   NYCOR CLASS A
                                                             ------------   -------------
    October 30, 1995.......................................       $2 1/8         $ 2 9/32
    November 30, 1995......................................        4 7/8           4 3/4
    April 30, 1996.........................................        5 1/8           5 1/8

     The stockholders of Fedders and of NYCOR are advised to obtain current market quotations for Fedders Common Stock, Fedders Class A Stock, NYCOR Common Stock, NYCOR Class A Stock.

COMPARISON OF CERTAIN UNAUDITED PER SHARE DATA

     The following table summarizes certain unaudited selected financial information on a historical, pro forma and pro forma equivalent per share basis and is derived from, should be read in conjunction with and is qualified in its entirety by reference to, the unaudited pro forma condensed consolidated financial data of Fedders that is included elsewhere in this Proxy Statement-Prospectus and the historical financial statements of Fedders and NYCOR which are incorporated in this Proxy Statement-Prospectus by reference. The information presented in this table is for informational purposes only and is not necessarily indicative of future consolidated earnings or financial position or of consolidated earnings or financial position that would have been reported had the Merger been completed at the beginning of the respective periods or as of the dates for which such unaudited pro forma information is presented.

                                           PRO FORMA CONSOLIDATED(B)                   HISTORICAL
                                         -----------------------------       -------------------------------
                                         SIX MONTHS          YEAR             SIX MONTHS           YEAR
                                            ENDED            ENDED               ENDED             ENDED
                                         FEB. 29, 1996   AUG. 31, 1995       FEB. 29, 1996     AUG. 31, 1995
                                         -----------     -------------       -------------     -------------
FEDDERS:
Book value per share at end of
  period(a)............................    $  2.19          $  2.06             $  2.19           $  2.06
Tangible book value per share
  at end of period.....................       1.14             1.01                2.04              1.90
Cash dividends declared per share:
  Preferred (estimated)................      0.078          $ 0.156                  --                --
  Common...............................      0.040            0.020               0.040             0.020
  Class A..............................      0.040            0.020               0.040             0.020
  Class B..............................      0.036            0.018               0.036             0.018
Primary earnings per share.............       0.09             0.55                0.16              0.72

                                            PRO FORMA EQUIVALENT(C)                      HISTORICAL
                                        -------------------------------       --------------------------------
                                         SIX MONTHS           YEAR                 YEAR              YEAR
                                            ENDED             ENDED               ENDED              ENDED
                                        FEB. 29, 1996     AUG. 31, 1995       DEC. 31, 1995      DEC. 31, 1994
                                        -------------     -------------       --------------     -------------
NYCOR:
Book value per share at end of
  period(a)...........................     $  2.19           $  2.06              $ 6.57            $  7.37
Tangible book value per share
  at end of period....................        1.14              1.01                0.93               1.52
Cash dividends declared per share:
  Preferred...........................       0.078           $ 0.156               1.700              2.980
  Common..............................       0.040             0.020                  --                 --
  Class A.............................       0.040             0.020                  --                 --
  Class B.............................       0.036             0.018                  --                 --
Primary earnings (loss) per share.....        0.09              0.55               (0.79)             (0.17)

- ---------------
(a) Historical book value per share is calculated as the net book value reflected in the consolidated financial statements at the end of the period, less the liquidation preference of outstanding preferred stock ($0 for Fedders and $23,000,000 for NYCOR), divided by the number of outstanding Common, Class A and Class B shares. Pro forma book value per share is calculated as the net book value reflected in the pro forma condensed consolidated financial statements as of February 29, 1996, less the liquidation preference of outstanding preferred stock ($47,275,000), divided by the number of Common, Class A and Class B shares outstanding on a pro forma basis.

(b) If the Fedders Average Price is at or above $6.25, the new Convertible Preferred Stock of Fedders will not be issued. Instead, Fedders Class A Stock will be issued in a ratio determined by dividing $6.25 by the Fedders Average Price per share of NYCOR Common, Class A and Class B shares outstanding. In that case there would be no pro forma cash dividend declared on preferred stock and the pro forma amounts for book value per share, tangible book value per share and earnings per share would vary as the assumed Fedders Average Price changed. If the Fedders Average Price was $6.25, the pro forma book value per share and tangible book value per share as of February 29, 1996 would be $2.83 and $1.95, respectively, and all other pro forma amounts would not change. For each increment of $.50 in the assumed Fedders Average Price above $6.25, the pro forma amounts for book value per share and tangible book value per share would increase by a further $0.03 and $0.02, respectively, and earnings per share for the six months ended February 29, 1996 and the year ended August 31, 1995 would increase from the pro forma amounts shown above by approximately $0.001 and $0.006, respectively.

(c) Pro forma equivalent amounts for NYCOR are computed by multiplying the pro forma consolidated amounts by the exchange ratio of 1:1. If the Fedders Average Price is at or above $6.25, Fedders Class A Stock will be issued in a ratio determined by dividing $6.25 by the Fedders Average Price per share of NYCOR Common, Class A and Class B shares outstanding. In that case the pro forma equivalent amounts of NYCOR for book value per share, tangible book value per share, cash dividends declared per share, and primary earnings (loss) per share would be the amounts presented above on a pro forma basis, as applicable, multiplied by the ratio that the Fedders Average Price is to $6.25. Assuming the Fedders Average Price was $6.75, then the multiple used in determining pro forma equivalent amounts for NYCOR would be
    1.08 ($6.75/$6.25).

SELECTED FINANCIAL INFORMATION

  Fedders Historical Consolidated Financial Information

     The following table sets forth summary historical consolidated financial information of Fedders and has been derived from and should be read in conjunction with Fedders' audited consolidated financial statements and unaudited interim consolidated financial statements, including the notes thereto, which are incorporated by reference in this Proxy Statement-Prospectus. Unaudited interim data reflects, in the opinion of Fedders' management, all adjustments (consisting solely of normal recurring adjustments) considered necessary for a fair presentation of results for such interim periods. Results of operations for the unaudited interim periods are not necessarily indicative of the results that may be expected for any other interim or annual period.

                            SIX MONTHS ENDED
                          --------------------             YEAR ENDED AUGUST 31,(A)
                          FEB. 29     FEB. 28    ---------------------------------------------
                          1996(A)     1995(A)      1995         1994         1993       1992        1991(E)
                          --------    --------   --------     --------     --------   --------      --------
                                         (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales...............  $116,136    $ 92,482   $316,494     $231,572     $158,602   $192,365      $191,423
Gross profit............    24,782      17,992     67,125       49,263       27,744     25,607        27,750
Percent of net sales....      21.3        19.5       21.2         21.3         17.5       13.3          14.5
Operating income
  (loss)................    11,131       6,064     37,653       23,905        1,907     (9,392)       (1,883)
Percent of net sales....       9.6         6.6       11.9         10.3          1.2       (4.9)         (.01)
Pre-tax income (loss)...    10,828       5,254     35,691       19,803       (2,340)   (24,965)      (13,666)
Percent of net sales....       9.3         5.7       11.3          8.6         (1.5)     (12.7)         (7.1)
Net income (loss).......  $  6,713    $  4,350   $ 29,504     $ 20,989(c)  $ (1,775)  $(24,931)(d)  $(11,178)(f)
Net income (loss) per
  share.................  $   0.16    $   0.11   $   0.72     $   0.53(c)  $  (0.05)  $  (0.67)     $  (0.32)
Cash dividends declared
  per share:
  Common................  $  0.040          --   $  0.020           --           --         --      $  0.360
  Class A...............     0.040          --      0.020           --           --         --            --
  Class B...............     0.036          --      0.018           --           --         --         0.324
Cash....................  $ 13,347    $  2,383   $ 57,707     $ 34,869     $  8,553   $  8,738      $  2,908
Total assets............   211,236     143,891    136,775      100,653       81,285    179,249       197,243
Long-term debt
  (including current
  portion)..............    14,698      18,025      5,106       17,943       25,590     49,588        65,075
Stockholders' equity....    88,242      54,689     82,542       49,317       24,229     19,039        44,181
Capital expenditures....     2,523       3,152      9,041(b)     2,634        2,379      3,599         3,607
Depreciation and
  amortization..........     1,934       1,909      7,519        9,374        5,646     14,876        10,580

- ---------------
(a) The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Results of Operations and Financial Condition" and the consolidated financial statements and the notes thereto.

(b) Includes buyout of $1,750,000 of equipment under lease.

(c) In 1994, the Company adopted SFAS 109, Accounting for Income Taxes, which resulted in income of $1,780,000 or $0.04 per share from the cumulative effect of an accounting change.

(d) Includes a net restructuring charge of $3,300,000 for costs associated with the shutdown of the Company's New Jersey production facilities offset, in part, by the benefit from the sale of its compressor business.

(e) Information presented is for the eight months ended August 31, 1991.

(f) Includes a pre-tax provision of $5,000,000 for a product recall.

  NYCOR Historical Consolidated Financial Information

     The following table sets forth summary historical consolidated financial information of NYCOR and has been derived from and should be read in conjunction with NYCOR's audited consolidated financial statements, including the notes thereto, which are incorporated by reference in this Proxy Statement-Prospectus.

                                                                   YEAR ENDED DECEMBER 31,(A)
                                                     -------------------------------------------------------
                                                      1995        1994        1993        1992        1991
                                                     -------     -------     -------     -------     -------
                                                          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales..........................................  $78,867     $75,237     $59,226     $ 4,624          --
Interest and other income..........................       --          --          --       9,586     $ 6,380
Net income (loss)..................................   (4,061)        635       4,244(b)    5,240       4,065
Net income (loss) attributable to common
  stockholders.....................................   (6,016)     (1,320)      2,289(b)    3,285       2,110
Net income (loss) per share........................    (0.79)      (0.17)       0.30(b)     0.48        0.30
Cash dividends declared per share:
  Preferred Stock..................................     1.70        2.98       0.850       1.275       1.700
  Common Stock.....................................       --          --          --       0.120       0.160
  Class A Stock....................................       --          --          --       0.120       0.160
  Class B Stock....................................       --          --          --       0.108       0.144
Cash and cash equivalents..........................    1,533       1,981       1,336       1,495      12,214
Total assets.......................................   93,502      88,994      90,956      89,073      75,642
Long-term debt (including current portion).........    6,877          33          26         546          --
Stockholders' equity...............................   72,730      78,746      81,565      76,524      74,056
Capital expenditures(c)............................   10,440       1,707         957         430          35
Depreciation and amortization......................    4,648       4,523       4,242       1,033          36

- ---------------
(a) The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and the notes thereto.

(b) In 1993, NYCOR adopted SFAS No. 109, Accounting for Income Taxes, which resulted in income of $627,000 or $0.09 per share from the cumulative effect of an accounting change.

(c) Includes $7,463,000 of assets acquired under capital lease arrangements during 1995.

  Fedders Unaudited Pro Forma Condensed Financial Information

     The following summary unaudited pro forma condensed financial information of Fedders has been derived from the unaudited pro forma condensed financial statements included elsewhere in this Proxy Statement-Prospectus. This data is presented for illustrative purposes only and is not necessarily indicative of the combined results of operations or financial position that would have occurred if the Merger had occurred at the beginning of each period presented or on the dates indicated, nor is it necessarily indicative of the future operating results or financial position of Fedders.

                                                         SIX MONTHS ENDED           YEAR ENDED
                                                       FEBRUARY 29, 1996(A)     AUGUST 31, 1995(A)
                                                       --------------------     ------------------
                                                        (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER
                                                                       SHARE DATA)
    Net sales(b).....................................        $122,390                $329,516
    Gross profit.....................................          26,268                  74,228
    Percent of net sales.............................            21.4                    22.5
    Operating income.................................           8,418                  36,203
    Percent of net sales.............................             6.8                    11.0
    Pre-tax income...................................           6,882                  32,168
    Percent of net sales.............................             5.6                     9.8
    Net income.......................................           4,267                  26,755
    Net income attributable to common stockholders...        $  3,676                $ 25,573
    Primary earnings per share.......................        $   0.09                $   0.55
    Cash dividends declared per share:
      Preferred(c)...................................        $  0.078                $  0.156
      Common.........................................           0.040                   0.020
      Class A........................................           0.040                   0.020
      Class B........................................           0.036                   0.018
    Cash.............................................        $ 14,880                      --
    Total assets.....................................         300,423                      --
    Long-term debt (including current portion)(d)....          44,575                      --
    Stockholders' equity.............................         135,517                      --

- ---------------
(a) The pro forma selected financial data should be read in conjunction with pro forma condensed consolidated financial statements and notes thereto.

(b) Includes the elimination of intercompany sales of compressors by NYCOR to Fedders.

(c) Includes dividend related to the issuance of 7,565,000 shares of the new Fedders Convertible Preferred Stock with an estimated dividend rate of 2.5% based on the market value of Fedders Class A Stock of $6.125 on March 14, 1996. If such Preferred Stock is issued it would be convertible into Fedders Class A on a 1:1 basis.

(d) Includes $23,000,000 related to the exchange of 1,150,000 shares of outstanding NYCOR Preferred Stock for NYCOR's 8 1/2% Convertible Subordinated Debentures due 2012.

PRO FORMA FINANCIAL DATA

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     The accompanying unaudited pro forma condensed consolidated financial statements are based upon the consolidated financial statements of Fedders and NYCOR, adjusted to give effect to the Merger. Under the terms of the Merger, if the Fedders Average Price is at or above $6.25, the Company will issue shares of Class A Stock for each share of NYCOR Common, Class A and Class B Stock in a ratio determined by dividing $6.25 by the Fedders Average Price with fractional share amounts being paid in cash. If the Fedders Average Price is lower than $6.25, the Company will issue one share of a new Fedders Convertible Preferred Stock, with an expected initial market value of $6.25 per share for each share of NYCOR Common, Class A and Class B Stock. Each share of Fedders Convertible Preferred Stock will be convertible into one share of Fedders Class A Stock and will entitle the holder to a cumulative dividend at an annual rate which is expected to support an initial market value of $6.25 per share (currently estimated to be $0.156). The dividend rate to be set for the Preferred Stock is therefore dependent upon the Fedders Average Price.

     The accompanying unaudited pro forma condensed financial statements give effect to the Merger accounted for as a purchase, are based upon an allocation of the expected purchase price of $47,275,000 and include the adjustments described in the notes attached hereto. Such information assumes the issuance of Fedders Convertible Preferred Stock based on the trading price of Fedders Class A Stock of $6.125 on March 14, 1996, and an estimate of the corresponding Preferred Stock dividend rate of 2.5%. The pro forma condensed consolidated financial statements also give effect to NYCOR's exchange of $23,000,000 in face value of outstanding Preferred Stock for 8 1/2% Convertible Subordinated Debentures due 2012. Final adjustments, other than as described in Note 4, are not expected to be material to the depicted pro forma financial statements.

     The accompanying unaudited pro forma condensed consolidated balance sheet of the Company combines the historical consolidated balance sheet of Fedders as of February 29, 1996 with the historical consolidated balance sheet of NYCOR as of December 31, 1995 as if the Merger had occurred on February 29, 1996. The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended February 29, 1996 and the year ended August 31, 1995 combine the historical consolidated statements of operations of Fedders for those periods, with the historical consolidated statements of operations of NYCOR for the six months ended December 31, 1995 and the twelve months ended September 30, 1995, respectively, all as if the Merger had occurred on August 31, 1994. NYCOR's results for the six months ended December 31, 1995 reflect NYCOR's normal seasonal shutdown for the month of August, while Fedders results for the six months ended February 29, 1996 do not include a seasonal shutdown which normally occurs in the month of August.

     The pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have been obtained if the Merger had occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that the Company believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto and the historical consolidated financial statements of NYCOR and the notes thereto, all of which are incorporated herein by reference. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                              FEDDERS CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1995
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                              PRO FORMA        PRO FORMA
                                             FEDDERS           NYCOR         ADJUSTMENTS       ---------
                                            AUGUST 31,     SEPTEMBER 30,     -----------
                                               1995            1995                            (NOTE 4)
                                            ----------     -------------      (NOTE 1)
Net sales.................................   $ 316,494        $75,709         $ (62,687)(a)    $ 329,516
Costs and expenses
  Cost of sales...........................     249,369         68,984           (63,065)(a,b)    255,288
  Selling, general and administrative.....      29,472          9,056              (503)(c)       38,025
                                              --------       --------          --------         --------
                                               278,841         78,040           (63,568)         293,313
Operating income (loss)...................      37,653         (2,331)              881           36,203
Net interest expense......................      (1,962)          (118)           (1,955)(d)       (4,035)
                                              --------       --------          --------         --------
Income (loss) before income taxes.........      35,691         (2,449)           (1,074)          32,168
Federal, state and foreign income tax
  (benefit)...............................       6,187            565            (1,339)(e,f)      5,413
                                              --------       --------          --------         --------
Net income (loss).........................      29,504         (3,014)              265           26,755
Less: Preferred Stock
  Dividend requirements...................          --         (1,955)            1,955(d)            --
                                                    --             --            (1,182)(g)       (1,182)
                                              --------       --------          --------         --------
Income (loss) attributable to common
  stockholders............................   $  29,504        $(4,969)        $   1,038        $  25,573
                                              ========       ========          ========         ========
Primary earnings (loss) per share (Note
  3)......................................   $    0.72        $ (0.66)                         $    0.55
                                              ========       ========                           ========

                            See accompanying notes.

                              FEDDERS CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 29, 1996
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                PRO FORMA       PRO FORMA
                                              FEDDERS            NYCOR          ADJUSTMENTS     ---------
                                           FEBRUARY 29,       DECEMBER 31,      ---------
                                               1996               1995                          (NOTE 4)
                                           -------------     --------------     (NOTE 1)
Net sales................................    $ 116,136          $ 38,124        $ (31,870)(a)   $ 122,390
Costs and expenses
  Cost of sales..........................       91,354            35,931          (31,163)(a,b)    96,122
  Selling, general and administrative....       13,651             4,451             (252)(c)      17,850
                                                ------            ------          -------          ------
                                               105,005            40,382          (31,415)        113,972
Operating income (loss)..................       11,131            (2,258)            (455)          8,418
Minority interest in loss of joint
  venture................................          153                --               --             153
Net interest income (expense)............         (456)             (255)            (978)(d)      (1,689)
                                                ------            ------          -------          ------
Income (loss) before income taxes........       10,828            (2,513)          (1,433)          6,882
Federal, state and foreign income tax
  (benefit)..............................        4,115               321           (1,821)(e,f)     2,615
                                                ------            ------          -------          ------
Net income (loss)........................        6,713            (2,834)             388           4,267
Less: Preferred Stock Dividend
  requirements...........................           --              (978)             978(d)           --
                                                                                     (591)(g)        (591)
                                                ------            ------          -------          ------
Income (loss) attributable to Common
  Stockholders...........................        6,713          $ (3,812)       $     775       $   3,676
                                                ======            ======          =======          ======
Primary earnings (loss) per share (Note
  3).....................................    $    0.16          $  (0.50)                       $    0.09
                                                ======            ======                           ======

                            See accompanying notes.

                              FEDDERS CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF FEBRUARY 29, 1996
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                                             PRO FORMA            PRO
                                           FEDDERS            NYCOR         ADJUSTMENTS          FORMA
                                         FEBRUARY 29,     DECEMBER 31,      -----------         --------
                                             1996             1995
                                         ------------     -------------      (NOTE 2)           (NOTE 4)
ASSETS
Current assets:
  Cash and cash equivalents............    $ 13,347          $ 1,533                --          $ 14,880
  Accounts receivable..................      43,324            2,215                --            45,539
  Accounts receivable from Fedders.....          --            1,860            (1,860)(e)            --
  Inventories..........................     106,786           11,783            (1,206)(f)       117,363
  Deferred income taxes................       2,954               --               198(c)          3,152
  Other current assets.................       2,150            1,417                --             3,567
                                           --------          -------           -------          --------
Total current assets...................     168,561           18,808            (2,868)          184,501
Net property, plant and equipment......      34,807           31,179                --            65,986
Deferred income taxes..................       1,277               --             5,338(c,d)        6,615
Other assets...........................       6,591           43,515            (6,785)(b)        43,321
                                           --------          -------           -------          --------
                                           $211,236          $93,502         $  (4,315)         $300,423
                                           ========          =======           =======          ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short term borrowing.................    $ 34,776               --                --          $ 34,776
  Current portion of long-term debt....         258          $ 1,176                --             1,434
  Accounts payable.....................      24,390            7,709         $  (1,860)(e)        30,239
  Accrued expenses.....................      28,539            4,724                --            33,263
  Income taxes payable.................       8,532               81                --             8,613
                                           --------          -------           -------          --------
Total current liabilities..............      96,495           13,690            (1,860)          108,325
Long-term debt.........................      14,440            5,701            23,000(g)         43,141
Other long-term liabilities............       6,551            1,381                --             7,932
Minority interest in joint venture.....       5,508               --                --             5,508
Stockholders' equity:
  Fedders Preferred Stock..............          --               --            47,275(a)         47,275
  NYCOR Preferred Stock................          --           23,000           (23,000)(g)            --
  Fedders Common Stock, Class A Stock,
     Class B Stock and cumulative
     translation adjustment............      87,168               --                --            87,168
  Retained earnings....................       1,074               --                --             1,074
  Net assets acquired..................          --           49,730           (49,730)(c,d,f,h)       --
                                           --------          -------           -------          --------
Total stockholders' equity.............      88,242           72,730           (25,455)          135,517
                                           --------          -------           -------          --------
                                           $211,236          $93,502         $  (4,315)         $300,423
                                           ========          =======           =======          ========

                            See accompanying notes.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     1. Pro forma adjustments giving effect to the Merger in the unaudited pro forma condensed statements of operations reflect the following:

          (a) The elimination of intercompany sales of compressors by NYCOR to Fedders including the decrease in unrealized intercompany profit of $208,000 during the year ended August 31, 1995 and the increase in unrealized intercompany profit of $792,000 during the six months ended February 29, 1996.

          (b) The reduction of amortization expense resulting from a reduction in goodwill (assuming amortization over 40 years) which amounted to $170,000 for the year ended August 31, 1995 and $85,000 for the six months ended February 29, 1996.

          (c) The reduction of administrative expenses resulting from the elimination of redundant costs related to the existence of a separate public company. Such redundant costs include franchise taxes, reports to stockholders, audit fees, bank fees and others.

          (d) The increase in interest expense and decrease in Preferred Stock dividends related to NYCOR's exchange of Preferred Stock for 8 1/2% Convertible Subordinated Debentures due 2012.

          (e) The tax effect on adjustments (a), (b), (c) and (d), above, calculated at the Company's marginal effective tax rate of 38% which amounted to a benefit of $408,000 for the fiscal year ended August 31, 1995 and $545,000 for the six months ended February 29, 1996.

          (f) The reduction in the Company's tax provision as a result of NYCOR's losses offsetting Fedders' income, calculated at Fedders' marginal effective tax rate of 38%, which amounted to $931,000 for the year ended August 31, 1995 and $1,277,000 for the six months ended February 29, 1996.

          (g) The increase in Preferred Stock dividends related to the assumed issuance of Fedders Convertible Preferred Stock with an estimated annual dividend rate of 2.5% issued in connection with the Merger based on the market value of Fedders Class A Stock of $6.125 on March 14, 1996.

          (h) The results of operations of NYCOR for the quarter ended September 30, 1995 are included in both the unaudited pro forma condensed statements of operations for the year ended August 31, 1995 and the six months ended February 29, 1996. NYCOR's results of operations for the quarter ended September 30, 1995 included $15,844,000 in net sales, a net loss of $1,887,000 and a loss attributable to common stockholders of $2,376,000, all such amounts before any of the pro forma adjustments described above.

     2. Pro forma adjustments giving effect to the Merger in the unaudited pro forma condensed balance sheet reflect the following:

          (a) Based upon the March 14, 1996 closing price of Fedders Class A Stock of $6.125 per share, the issuance of approximately 7,565,000 shares of Fedders Convertible Preferred Stock, with a value of $6.25 per share, for all the outstanding Common, Class A and Class B shares of NYCOR.

          (b) The net reduction of NYCOR goodwill resulting from the allocation of total expected consideration from the Merger.

          (c) The reduction of NYCOR's deferred tax asset valuation allowance by $3,229,000 resulting from certain net operating loss carryforwards and reversing temporary differences of NYCOR becoming available to the Company in future years, and their utilization being more likely than not.

          (d) The further increase in NYCOR's deferred tax asset by $2,307,000 resulting from the reduction in the book basis of NYCOR's deductible goodwill referred to in 2(b) above.

          (e) The elimination of the intercompany receivable and payable resulting from compressor sales by NYCOR to Fedders.

          (f) The elimination of unrealized intercompany profit in ending inventory related to compressor sales by NYCOR to Fedders.

          (g) The exchange of 1,150,000 shares of outstanding NYCOR Preferred Stock for NYCOR's 8 1/2% Convertible Subordinated Debentures due 2012, at the rate of $20 principal amount of Debentures for each share of Preferred Stock.

          (h) The elimination of the NYCOR net assets acquired.

     3. Pro Forma earnings per share

     Pro forma earnings per share for the year ended August 31, 1995 and the six months ended February 29, 1996 have been computed by dividing pro forma consolidated net income, before Preferred Stock dividends, by the weighted average number of shares of Common, Class A, and Class B and other common stock equivalents (including the Fedders Convertible Preferred Stock) outstanding during the period, which amounted to 48,565,000 and 48,655,000, respectively. Fully diluted pro forma earnings (loss) per share was not materially dilutive and, accordingly, is not presented.

     4. Shares issued as consideration in the Merger

     If the Fedders Average Price is at or above $6.25, the Fedders Convertible Preferred Stock will not be issued. Instead, Fedders Class A Stock with a total value of $47,275,000 will be issued for NYCOR Common, Class A and Class B shares outstanding in a ratio determined by dividing $6.25 by the Fedders Average Price. In that case there would be no preferred stock dividend and pro forma consolidated income attributable to common stockholders for the year ended August 31, 1995 and the six months ended February 29, 1996 would be equal to pro forma net income. If the Fedders Average Price was $6.25, the pro forma earnings per share for the year ended August 31, 1995 and the six months ended February 29, 1996 would not change. As the assumed Fedders Average Price is increased above $6.25, pro forma earnings per share would also increase. For each increment of $.50 in the assumed Fedders Average Price above $6.25, the pro forma earnings per share for the year ended August 31, 1995 and for the six months ended February 29, 1996 would increase by approximately $0.006 and $0.001, respectively.

RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

     The ratio of earnings to fixed charges of Fedders for the fiscal years ended August 31, 1995 and 1994 and for the six months ended February 29, 1996 were 12.4, 5.2 and 12.5, respectively. The actual deficiency of earnings versus fixed charges for the years ended August 31, 1993 and 1992 and the eight months ended August 31, 1991 were $2,340,000, $24,965,000 and $13,666,000, respectively. If Fedders Convertible Preferred Stock is issued upon consummation of the Merger, the ratio of earnings to combined fixed charges and preferred stock dividends of Fedders on a pro forma basis for the year ended August 31, 1995 and the six months ended February 29, 1996 would have been 5.3 and 2.9, respectively. For purposes of computing the foregoing pro forma ratios, Fedders has assumed that the number of shares of Fedders Convertible Preferred Stock issued in the Merger will equal the aggregate number of shares of Common Stock, Class A Stock and Class B Stock of NYCOR outstanding.

     If the Fedders Average Price is at or above $6.25, the new Convertible Preferred Stock of Fedders will not be issued. Instead, Fedders Class A Stock will be issued in a ratio determined by dividing $6.25 by the Fedders Average Price per share of NYCOR Common, Class A and Class B shares outstanding. In that case the pro forma ratio of earnings to combined fixed charges and preferred stock dividends would no longer be applicable, and the pro forma ratio of earnings to fixed charges would be computed instead. If the Fedders Average Price is at or above $6.25, the pro forma ratio of earnings to fixed charges of Fedders for the year ended August 31, 1995 and the six months ended February 29, 1996 would have been 7.2 and 4.2, respectively.

     The ratio of earnings to combined fixed charges and preferred stock dividends of NYCOR for the fiscal years ended December 31, 1993, 1992 and 1991 were 1.42, 1.81 and 1.40, respectively. The deficiency of earnings to combined fixed charges and preferred stock dividends of NYCOR for the fiscal year ended December 31, 1994 and 1995 were $2,272,000 and $6,831,000, respectively.

                                  INTRODUCTION

     This Proxy Statement-Prospectus is being furnished by the Board of Directors of Fedders to the stockholders of Fedders for the purpose of soliciting proxies to be voted at the Fedders Annual Meeting. Information about the Fedders Annual Meeting is set forth below under "The Fedders Annual Meeting."

     This Proxy Statement-Prospectus is being furnished by the Board of Directors of NYCOR to the holders of Common Stock and Class B Stock of NYCOR for the purpose of soliciting proxies to be voted at the NYCOR Special Meeting. Information about the NYCOR Special Meeting is set forth below under "The NYCOR Special Meeting." When delivered to the stockholders of NYCOR, this document also constitutes the prospectus of Fedders with respect to the Fedders Convertible Preferred Stock or Fedders Class A Stock to be issued by Fedders upon consummation of the Merger (and to the Fedders Class A Stock issuable upon conversion of any Fedders Convertible Preferred Stock issued upon consummation of the Merger).

     The principal executive offices of Fedders are located at Westgate Corporate Center, 505 Martinsville Road, Liberty Corner, New Jersey 07938; telephone: (908) 604-8686, and the principal executive offices of NYCOR are located at 287 Childs Road, Basking Ridge, New Jersey 07920; telephone: (908) 953-8200.

                                SPECIAL FACTORS

     In evaluating the proposed Merger, the stockholders of Fedders and NYCOR should carefully consider the following factors, as well as all the information included in this Proxy-Statement Prospectus.

PURPOSES AND EFFECTS OF THE MERGER

     In July 1995, the Board of Directors of NYCOR (the "NYCOR Board"), including the Affiliated Directors, reviewed alternatives available for enhancing stockholder value. One possibility discussed was a transaction involving Rotorex, in light of the strong demand for Rotorex compressors and the improvements made to the Rotorex facilities in 1995. The NYCOR Board believed that it had only limited options available to it, principally related to a transaction involving Rotorex. The NYCOR Board also concluded that selling Rotorex and remaining an independent company with one small operation and the balance of its assets in cash would not be the most effective method to enhance stockholder value, as the market would not fully value NYCOR's stock until NYCOR invested its cash in another business. See, "The Merger -- Reasons for the Merger" and "-- Background of the Merger."

     When the Board of Directors of Fedders (the "Fedders Board"), including the Affiliated Directors, became aware that NYCOR would consider a sale of Rotorex, it assessed the impact which such a sale might have on the operations of Fedders. In assessing the potential impact, the Fedders Board considered a number of factors, including (i) the importance of assuring its supply of compressors, (ii) the projected growth of the Fedders business and the availability of compressors to support that growth and (iii) the values that had been communicated by the NYCOR Board, particularly the value that had been expressed as the lowest acceptable price. As a result of these deliberations, the Fedders Board determined that it would propose a merger to the NYCOR Board, whereby NYCOR would be merged into Fedders and each share of NYCOR Common, Class A and Class B Stock would be converted into the right to receive $6.25 in value of Fedders Class A Stock, such value to be determined at the time of the merger. See, "The Merger -- Reasons for the Merger" and "-- Background of the Merger." In order that an acquisition of NYCOR by Fedders be tax free for Federal income tax purposes for NYCOR, Fedders and the stockholders of NYCOR and Fedders, the Fedders Board proposed the merger of NYCOR with and into Fedders. See, "The Merger -- Certain Federal Income Tax Consequences of the Merger."

     The Fedders Board determined that it would be unwilling to issue the number of shares of Fedders Class A Stock which would be required if NYCOR were acquired at a time when the Fedders Average Price was below $6.25. The Fedders Board therefore proposed a transaction in which, depending on the Fedders Average Price, either Fedders Class A Stock or Fedders Convertible Preferred Stock would be issued upon the merger of NYCOR into Fedders. See, "The Merger -- General" and "-- The Merger Agreement." Such proposal was accepted by the NYCOR Board.

     Upon consummation of the Merger, Fedders would succeed to all of the business and assets of NYCOR and would become liable for all of the liabilities of NYCOR. Fedders would thereafter have a 100% interest in the net book value and net earnings of NYCOR. The separate corporate existence of NYCOR would terminate. As a result of the Merger, the Common Stock and Class A Stock of NYCOR would no longer be held by 300 persons, and NYCOR would no longer be obligated to file periodic reports and other information pursuant to the Exchange Act.

     It is intended that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code, and, accordingly, for Federal income tax purposes (i) no gain or loss will be recognized by Fedders, NYCOR or the stockholders of Fedders as a result of the Merger except to the extent that holders of Fedders Class B Stock may receive cash upon exercise of dissenters' rights and (ii) stockholders of NYCOR will not recognize gain or loss upon the receipt of Fedders Convertible Preferred Stock or Fedders Class A Stock in exchange for their shares of capital stock of NYCOR, except to the extent of any cash received in lieu of fractional shares or cash received upon exercise of any dissenters' rights. Fedders and NYCOR have received an opinion of McCarter & English, Special Tax Counsel to Fedders, substantially to this effect. See, "The Merger -- Certain Federal Income Tax Consequences of the Merger."

     Insofar as the Affiliated Directors are stockholders of NYCOR, they would receive shares of Fedders Class A Stock or Fedders Convertible Preferred Stock in the Merger on the same basis as stockholders of NYCOR who are not affiliates of NYCOR. See, "Security Ownership of Directors and Executive Officers of NYCOR" and "Principal Stockholders of NYCOR." The Merger Agreement provides that the employees, officers and directors of NYCOR (including the Affiliated Directors) shall be placed in the same economic position following the Merger as they were immediately prior to the date of the execution of the Merger Agreement with respect to stock options, directors fees, salaries and employee benefits provided by NYCOR. See, "Proposal No. 1 -- Interests of Certain Persons in the Merger."

FAIRNESS OF THE MERGER TO THE STOCKHOLDERS OF NYCOR

     In assessing whether the terms of the Merger are fair to the unaffiliated stockholders of NYCOR, the NYCOR Board considered a number of factors. These included (i) the current and historical prices per share of Common Stock and Class A Stock of NYCOR, the current and historical prices per share of Class A Stock of Fedders (see "Comparative Stock Price Information") and the expectation that, if issued, the terms of the Fedders Convertible Preferred Stock would support an initial market value of $6.25 per share, (ii) the provision in the Merger Agreement providing that receipt of an opinion of NYCOR's financial advisor is a condition to the obligation of NYCOR to consummate the Merger and
(iii) the historical and pro forma results of operations of NYCOR and Fedders and the historical and pro forma book value per share of capital stock of NYCOR (see "Summary Selected Financial Information" and "Pro Forma Financial Data" and the financial statements of Fedders and NYCOR incorporated herein by reference described under "Incorporation of Certain Documents by Reference"). The opinion of Laidlaw, NYCOR's financial advisor, contemplated by the Merger Agreement was subsequently received by NYCOR. See, "The Merger -- Opinion of Financial Advisor to NYCOR." In evaluating the fairness of the Merger, including its fairness to the unaffiliated stockholders of NYCOR, the NYCOR Board did not assign any particular weight to any of the factors described above or otherwise considered, but considered each such factor as part of the totality of information available to it. The Merger was unanimously approved by the directors of NYCOR (including all directors who are not employees of NYCOR), and none of the directors of NYCOR dissented to or abstained from voting on the proposal to approve the Merger Agreement.

     In considering the Merger, the directors of NYCOR who are not also employees of NYCOR did not retain an unaffiliated representative to act solely on behalf of the unaffiliated security holders of NYCOR for the purpose of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness of the Merger to the unaffiliated stockholders of NYCOR.

     In evaluating the fairness of the Merger to the unaffiliated stockholders of NYCOR, each of the Affiliated Directors and Fedders reviewed the analyses of the fairness of the Merger performed by the NYCOR Board, and each adopted such analyses as his or its own. As a result, each of the Affiliated Directors and Fedders has concluded that the terms of the Merger are fair to the stockholders of NYCOR, including the unaffiliated stockholders of Fedders.

     Approval of the Merger by the stockholders of NYCOR requires the affirmative vote of a majority of the outstanding shares of NYCOR Common Stock and NYCOR Class B Stock, each voting separately as a class. While the executive officers and directors of NYCOR (including the Affiliated Directors) have the power to vote more than a majority of the shares of NYCOR Class B Stock entitled to vote, such executive officers and directors as a group beneficially own approximately 7.6% of the shares of NYCOR Common Stock entitled to vote on approval of the Merger. See "Security Ownership of Directors and Executive Officers of NYCOR" and "Principal Stockholders of NYCOR." Assuming all of the shares of NYCOR Common Stock owned by its directors and executive officers are voted in favor of the Merger, an additional 42.4% of the outstanding NYCOR Common Stock would need to be voted in favor of approval of the Merger in order for the Merger to be approved by the stockholders of NYCOR.

     During the 18 months preceding the execution of the Merger Agreement, other than the proposal received from Fedders, NYCOR did not receive any firm offer for the merger or consolidation of NYCOR into or with another person, for the sale or other transfer of all or any substantial part of its assets or for securities of NYCOR which would enable the holder thereof to exercise control of NYCOR. NYCOR has been advised by the Affiliated Directors that they are not aware of any such firm offer from any unaffiliated person.

OPINION OF FINANCIAL ADVISOR TO NYCOR

     On February 1, 1996, Laidlaw delivered its oral opinion, which was subsequently confirmed in writing, that the consideration to be paid in the Merger is fair to NYCOR from a financial point of view. Laidlaw's opinion related only to the consideration to be paid by Fedders in connection with the Merger and does not constitute a recommendation to any stockholder of NYCOR as to how such stockholder should vote at the NYCOR Special Meeting. The full text of the written opinion of Laidlaw which sets forth the assumptions made, the matters considered and the limitations of the review undertaken in rendering such opinion is attached as Annex D to this Proxy Statement-Prospectus and is incorporated herein by reference. See, "Proposal No. 1 -- The Merger -- Opinion of Financial Advisor to NYCOR." The opinion of Laidlaw relates to the fairness of the consideration to be paid to the stockholders of NYCOR in the Merger; Laidlaw did not recommend the amount of such consideration. If Fedders Convertible Preferred Stock is to be issued upon consummation of the Merger and after the terms of the Fedders Convertible Preferred Stock are fixed, NYCOR intends to obtain a letter from Laidlaw confirming its written opinion although obtaining such a letter is not a condition to NYCOR's obligations under the Merger Agreement.

     Laidlaw is an investment banking firm engaged on a regular basis to provide a range of investment banking and financial advisory services, including the valuation of businesses and their securities in connection with mergers and acquisitions. NYCOR selected Laidlaw as its financial advisor in connection with the Merger on the basis of its background, experience and reputation. Other than its engagement in connection with the Merger including the fee of $85,000 paid by NYCOR to Laidlaw in connection with its opinion concerning the Merger, there has been no material relationship between Laidlaw and NYCOR, the Affiliated Directors or Fedders during the past two years nor is any such relationship mutually understood to be contemplated and any compensation received or to be received as a result of such relationship.

LACK OF AN ESTABLISHED TRADING MARKET FOR THE FEDDERS CONVERTIBLE PREFERRED
STOCK

     If the Fedders Average Price (which will be calculated 5 business days prior to the Fedders Annual Meeting and NYCOR Special Meeting) is below $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR will be converted into the right to receive one share of Fedders Convertible Preferred Stock with terms expected to support an initial market value of $6.25. The Fedders Convertible Preferred Stock will be a new issue of Fedders equity securities and thus will have no trading history when issued. The Fedders Convertible Preferred Stock will, however, be listed on the NYSE where the Fedders Common Stock and Fedders Class A Stock are currently listed. The dividend rate on the Convertible

Preferred Stock, if issued, will be determined five business days prior to the date of the NYCOR Special Meeting, based upon the average trading price of the Fedders Class A Stock for a period of fifteen trading days prior thereto, prevailing interests rates at that time and on the market for preferred stocks generally. While Fedders and NYCOR expect that the terms of the Fedders Convertible Preferred Stock will support an initial market value of $6.25 per share, there can be no assurance that Fedders Convertible Preferred Stock, if issued in the Merger, will trade at that price or, if it does, for how long, as matters beyond the control of Fedders and NYCOR may impact its market value.

INCREASED LEVERAGE FROM NYCOR PREFERRED STOCK CONVERSION

     At August 31, 1995, Fedders had $5.1 million of debt with an average interest rate of 1.9%. Most of this debt is the result of a 1.0% loan with the State of Illinois relating to a factory located in that State. At February 29, 1996, total debt of $49.2 million included seasonal working capital borrowing of $34.4 million and $10.4 million related to Fedders' Chinese joint venture, Fedders Xinle. The $10.4 million (RMB 86 million), 15% loan matures in twelve years and is not guaranteed by Fedders.

     On March 15, 1996, NYCOR exchanged its Preferred Stock for debentures totaling $23,000,000 with an 8.5% rate of interest. On the effective date of the Merger, Fedders will assume this additional debt. The NYCOR Preferred Stock was exchanged for debentures to simplify the structure of the Merger in the following particulars: (i) the terms of the Fedders Convertible Preferred Stock could be fixed without reference to another series of preferred stock, the NYCOR Preferred Stock, which would be outstanding following the Merger if not exchanged and (ii) Fedders would not have to create a new series of preferred stock to accommodate its assumption of the NYCOR Preferred Stock, it could simply assume the obligations under the debentures issued in exchange therefor. The NYCOR Board believed that since (i) the NYCOR Preferred Stock would, at some point in the future, likely be exchanged for debentures and NYCOR's financial obligations are no greater under the debentures than they were with respect to the NYCOR Preferred Stock, and (ii) the Merger is in the best interests of NYCOR's stockholders, simplifying the structure of the Merger to be presented for stockholder approval would be an appropriate course of action.

RECENT HISTORY OF NYCOR'S LOSSES

     For the year ended December 31, 1994, NYCOR had a loss of 17 cents per share of Common Stock, Class A Stock and Class B Stock of NYCOR on earnings of $0.64 million. For the year ended December 31, 1995, NYCOR had a net loss of $4.1 million, or 79 cents per share, on revenues of $78.9 million. The per-share losses in 1994 and 1995 gives effect to dividends paid on NYCOR's $1.70 Convertible Exchangeable Preferred Stock. The losses NYCOR has experienced in fiscal 1995 resulted principally from manufacturing inefficiencies of its compressor operations as efforts continue to bring on line an automated assembly system delivered in the third quarter of 1995. If these inefficiencies were to continue, it would negatively affect earnings potential.

     To help correct the manufacturing inefficiencies, the manufacturer of the assembly system has agreed to supply additional equipment necessary for the system to assemble compressors at the rate specified in the agreement to supply the system. Additionally, Rotorex and the manufacturer continue to work to resolve certain other deficiencies in the performance of the system.

RISKS INHERENT TO THE AIR CONDITIONER BUSINESS

     Although Fedders is rapidly expanding on a global basis, which should have the effect of smoothing out the seasonality of its business and provide more level sales activity year-round, its business is still weather dependent, and a cooler than normal summer season in any of its markets can negatively affect its earning potential for such season.

                           THE FEDDERS ANNUAL MEETING

     The Fedders Annual Meeting will be held at 2:00 p.m. on Tuesday, July 9, 1996 at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, NJ 07060, for the purposes set forth below.

     A stockholder who shall sign and return a proxy in the form enclosed with this Proxy Statement-Prospectus has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of the Company to such effect or by delivering to the Company an executed proxy bearing a later date. Because the dividend rate on the Fedders Convertible Preferred Stock, if issuable, will not be fixed before July 1, 1996, Fedders will accept facsimile transmissions of proxies or revocations of proxies from stockholders of record entitled to vote at the Fedders Annual Meeting. Any such stockholder desiring to submit a proxy or a revocation of a proxy by facsimile should transmit the properly executed proxy or revocation to Fedders' transfer agent, The Bank of Boston, at (617) 575-2420. Stockholders owning their shares in "street name" should contact their bank or broker. Any stockholder who has given a proxy may still attend the Fedders Annual Meeting, revoke his or her proxy, and vote in person.

     The Company's Annual Report to Stockholders for the period from September 1, 1994 to August 31, 1995 (the "Fiscal Year"), including financial statements, was previously mailed to stockholders of Fedders.

     At the Fedders Annual Meeting, holders of shares of Fedders Common Stock and Fedders Class B Stock will be asked to consider and act on proposals to approve the actions of the Board of Directors to (i) adopt the Merger Agreement and the Merger, (ii) elect three (3) directors, (iii) adopt the Company's Stock Option Plan VIII; and (iv) ratify the appointment of the Company's independent auditors. In addition, at the Fedders Annual Meeting, holders of shares of Fedders Common Stock, Fedders Class A Stock and Fedders Class B Stock will be asked to consider and act on a proposal to adopt the Amendments to the Fedders Charter (i) to increase the number of the authorized shares of Fedders Common Stock from 60,000,000 to 80,000,000; (b) to increase the number of the authorized shares of Fedders Class A Stock from 30,000,000 to 60,000,000; and
(c) to increase the number of the authorized shares of the Preferred Stock of Fedders from 5,000,000 to 15,000,000.

     The close of business on May 10, 1996 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Fedders Annual Meeting. As of such date, 18,989,306 shares of Fedders Common Stock and 2,267,198 shares of Fedders Class B Stock were outstanding and entitled to be voted at the Fedders Annual Meeting. On the record date, there were also issued and outstanding 19,144,913 shares of Fedders Class A Stock entitled to vote on that portion of the proposal to adopt the Amendments that proposes to increase the number of authorized shares of Fedders Class A Stock from 30,000,000 to 60,000,000. The holders of Fedders Class B Stock are entitled to ten votes per share in any election of directors if more than 15% of the shares of Fedders Common Stock outstanding on the record date are owned beneficially by a person or a group of persons acting in concert, or if a nomination for the Board of Directors is made by a person or a group of persons acting in concert (other than the Board) provided such nomination is not made by one or more of the holders of Fedders Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Fedders Class B Stock outstanding on such record date. The Board of Directors is not presently aware of any circumstance that would give holders of Fedders Class B Stock the right to ten votes per share in the election of directors at the Fedders Annual Meeting.

     A plurality of the votes of the shares of Fedders Common Stock and Fedders Class B Stock present in person or represented by proxy at the Fedders Annual Meeting shall be needed for the election of directors, provided those shares present in person or represented by proxy at the Fedders Annual Meeting constitute a quorum. Approval of the Fedders Stock Option Plan VIII and ratification of the appointment of independent auditors requires the affirmative vote of a majority of the shares of Fedders Common Stock and Fedders Class B Stock voted on such Proposals at the Fedders Annual Meeting so long as at least a majority of the Fedders Common Stock and Fedders Class B Stock are voted on such Proposals. Under the DGCL, approval of the Amendments to the Fedders Charter requires the affirmative vote of a majority of the outstanding Fedders Common Stock and Fedders Class B Stock voting together as a single class, and, under the DGCL and the provisions set forth in the Fedders Charter, approval of the Amendments requires the affirmative vote of a majority of the outstanding shares of (i) Fedders Common Stock, (ii) Fedders Class B Stock, and

(iii) Fedders Class A Stock (on the portion of the proposal to increase the number of authorized shares of Fedders Class A Stock only), each voting separately as a class. Under the terms of the Fedders Charter, approval of the Merger requires an affirmative vote of a majority of the outstanding shares of the Fedders Common Stock and Fedders Class B Stock, each voting separately as a class, and two-thirds ( 2/3) of the outstanding Fedders Common Stock and Fedders Class B Stock voting together as a single class. Directors and executive officers of Fedders, who collectively beneficially own 514,610 shares or 2.71% of the outstanding shares of Fedders Common Stock, and 2,262,566 shares or 99.78% of the outstanding shares of Fedders Class B Stock, have indicated that they intend to vote for the Merger. The executive officers and directors of Fedders, by themselves, cannot assure passage of any of the proposals, since they hold less than a majority of the combined Fedders Common Stock and Fedders Class B Stock. In the case of the Amendments to the Fedders Charter the holders of Fedders Common Stock or Fedders Class A Stock voting separately as classes can offset the separate vote of the Fedders Class B Stock. In the case of the Merger, the holders of the Fedders Common Stock voting separately as a class can offset the separate vote of the Fedders Class B Stock. Approval of the Amendments to the Fedders Charter is required in order for Fedders to complete the Merger, if approved. Approval of such Amendments is also required in order for there to be a sufficient number of authorized but unissued and unreserved shares of Fedders Class A Stock available for issuance under the Fedders Stock Option Plan VIII, if approved.

     THE BOARD OF DIRECTORS OF THE COMPANY (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) HAS UNANIMOUSLY CONCLUDED THAT THE MERGER IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER AND THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

     The proxies in the accompanying form will be voted as specified, but if no specification is made they will be voted in favor of (i) the approval of the Merger Agreement and the Merger, (ii) the adoption of the Amendments, (iii) the election of the nominees for director set forth herein, (iv) the adoption of the Company's Stock Option Plan VIII, and (v) ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the ensuing fiscal year. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Fedders Annual Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Fedders Annual Meeting.

     The shares represented by a proxy which is timely returned and marked "Abstain" as to any matter as well as broker non-votes will be considered present at the Fedders Annual Meeting and will be included in the calculation of those shares needed to constitute a quorum. The shares represented by such proxies, although considered present for quorum purposes, will not be considered a part of the voting power present with respect to any proposal which is abstained from or to which the broker non-vote relates. With respect to the proposals to approve the Merger Agreement and the Merger and to adopt the Amendments, an abstention or a broker non-vote is the equivalent of a negative vote on such proposal.

                           THE NYCOR SPECIAL MEETING

     The NYCOR Special Meeting will be held at 10:30 a.m. on Tuesday, July 9, 1996 at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, NJ 07060 for the purpose of considering and acting on a proposal to approve the Merger Agreement and the Merger.

     A stockholder of NYCOR who shall sign and return a proxy in the form enclosed with this Proxy Statement-Prospectus has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of NYCOR to such effect or by delivering to NYCOR an executed proxy bearing a later date. Because the dividend rate on the Fedders Convertible Preferred Stock, if issuable, will not be fixed before July 1, 1996, NYCOR will accept facsimile transmissions of proxies or revocations of proxies from stockholders of record entitled to vote at the NYCOR Special Meeting. Any such stockholder desiring to submit a proxy or a revocation of a proxy by facsimile should transmit the properly executed proxy or revocation to NYCOR's transfer agent, The Bank of Boston, at (617) 575-2420. Stockholders owning their shares in "street name" should contact their bank or broker. Any stockholder of NYCOR who has given a proxy may still attend the NYCOR Special Meeting, revoke his or her proxy, and vote in person.

     The close of business on May 10, 1996 has been fixed as the record date for the determination of the stockholders of NYCOR entitled to notice of, and to vote at, the NYCOR Special Meeting. As of such date, 2,810,868 shares of NYCOR Common Stock and 713,575 shares of NYCOR Class B Stock were outstanding and entitled to be voted at the NYCOR Special Meeting. The holders of shares of NYCOR Class A Stock, of which there were 4,062,124 shares outstanding as of the record date, are not entitled to vote at the NYCOR Special Meeting. As of the record date, there were approximately 2,513 holders of record of NYCOR Common Stock, 2,517 holders of record of NYCOR Class A Stock and 41 holders of record of NYCOR Class B Stock.

     The Board of Directors of NYCOR believes that the Merger is the best method to create value for NYCOR's stockholders. The Board of Directors has concluded that, although the current strategies of its operating units are sound, the potential for growth of its businesses, particularly Rotorex, will be enhanced as part of a larger, financially sound company such as Fedders. As a result of the Merger, NYCOR's stockholders will recognize value in their stock and have the opportunity to participate in that growth as stockholders of Fedders. Therefore, the Board of Directors has concluded that the Merger is in the best interests of NYCOR's stockholders. See, "the Merger -- Reasons for the Merger" and "Background of the Merger." Approval of the Merger by the stockholders of NYCOR requires the affirmative vote of a majority of the outstanding shares of NYCOR Common Stock and NYCOR Class B Stock each voting separately as a class. Directors and executive officers of NYCOR, who collectively beneficially own 213,102 shares or 7.6% of the outstanding shares of NYCOR Common Stock, and 640,352 shares or 89.7% of the outstanding shares of NYCOR Class B Stock, have indicated that they intend to vote for the Merger. The executive officers and directors of NYCOR, by themselves, cannot assure passage of the proposal, as the holders of the NYCOR Common Stock voting separately as a class can offset the separate vote of the NYCOR Class B Stock.

     THE BOARD OF DIRECTORS OF NYCOR HAS UNANIMOUSLY CONCLUDED THAT THE MERGER IS IN THE BEST INTEREST OF NYCOR AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS OF NYCOR VOTE TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER.

     The proxies in the accompanying form will be voted as specified, but if no specification is made, they will be voted in favor of the adoption of the Merger Agreement and the Merger. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the NYCOR Special Meeting.

     The shares represented by a proxy which is timely returned and marked "Abstain" as well as broker non-votes will be considered present at the NYCOR Special Meeting and will be included in the calculation of those shares needed to constitute a quorum. With respect to the proposal to approve the Merger Agreement and the Merger, an abstention or a broker non-vote is the equivalent of a negative vote on such proposal.

       SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS OF FEDDERS

     As of March 29, 1996, each director of the Company and all directors and executive officers of the Company owned beneficially the number of shares of the Company's equity securities set forth in the following table. Shares subject to acquisition within 60 days pursuant to stock options are shown separately. Unless otherwise indicated, the owners listed have sole voting and investment power. Fedders Class A Stock has no voting rights except as provided under the DGCL.

                                                                                    SHARES
                                                            AMOUNT AND            SUBJECT TO
                                                            NATURE OF             ACQUISITION       PERCENT
     TITLE OF                 NAME OF INDIVIDUAL            BENEFICIAL             WITHIN 60       OF CLASS
       CLASS                  OR PERSONS IN GROUP           OWNERSHIP              DAYS(15)        OWNED(16)
- ------------------- ---------------------------------------------------           -----------    -------------
Common Stock        Salvatore Giordano.....................       1,100(1)                 0     Less than 1%
                    Sal Giordano, Jr.......................       1,100(1)                 0     Less than 1%
                    Joseph Giordano........................      13,910(1)                 0     Less than 1%
                    Howard S. Modlin.......................     256,800(2)                 0         1.35%
                    Clarence Russel Moll...................      61,400(3)                 0     Less than 1%
                    William J. Brennan.....................       5,000                    0     Less than 1%
                    Anthony E. Puleo.......................       2,000(4)                 0     Less than 1%
                    Robert L. Laurent, Jr..................     115,000                    0     Less than 1%
                    S. A. Muscarnera.......................      55,000                    0     Less than 1%
                    All directors and executive officers as
                    a group................................     514,610                    0         2.71%
Class A Stock       Salvatore Giordano.....................   2,355,474(5)(6)        487,500        14.51%
                    Sal Giordano, Jr.......................   1,521,509(5)(7)(8)     487,500        10.25%
                    Joseph Giordano........................   1,710,170(5)(8)        234,375         9.92%
                    Howard S. Modlin.......................     224,701(9)           164,064         1.98%
                    Clarence Russel Moll...................      34,725(10)           96,563     Less than 1%
                    William J. Brennan.....................       4,375              121,876     Less than 1%
                    Anthony E. Puleo.......................           0                9,375     Less than 1%
                    Robert L. Laurent, Jr..................     100,625              325,000         2.17%
                    S. A. Muscarnera.......................      48,125              243,750         1.49%
                    Gordon Newman..........................           0(11)                0     Less than 1%
                    All directors and executive officers as
                    a group................................   1,984,876            2,211,254        19.89%
Class B Stock(16)   Salvatore Giordano.....................   1,866,476(12)                0        82.31%
                    Sal Giordano, Jr.......................   2,153,746(12)(13)(14)        0        94.98%
                    Joseph Giordano........................   2,150,296(12)(14)            0        94.83%
                    All directors and executive officers as
                    a group................................   2,262,566                    0        99.78%
                    Ownership of Common Stock, Class A
                    Stock and Class B Stock combined, by
                    all directors and executive officers as
                    a group................................   4,762,052            2,211,254        16.38%

- ---------------
 (1) The amount shown includes 1,100 shares as to which Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano share voting and investment power.

 (2) Includes 3,100 shares owned by members of Mr. Modlin's family as to which Mr. Modlin disclaims beneficial ownership.

 (3) Includes 15,000 shares owned by Dr. Moll's wife, as to which Dr. Moll disclaims beneficial ownership.

 (4) Through inadvertence, Mr. Puleo reported, in an untimely manner, one transaction on Form 4 covering the purchase of shares of Fedders Common Stock during the Fiscal Year. The Company is not aware of any failure of Mr. Puleo to file any required Form.

 (5) Includes 825 shares as to which Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano share voting and investment power; 502,025 shares as to which the same individuals also share voting and investment power; 100,150 are shares held by the Salvatore Giordano Foundation; and 35,817 are shares held by the Giordano Foundation, for both of which foundations these individuals are officers, directors and stockholders.

 (6) Includes 117,548 shares held of record by Mr. Giordano's wife, and 148,904 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

 (7) Includes 9,197 shares held of record by Mr. Giordano's wife, as to which Mr. Giordano disclaims beneficial ownership.

 (8) Includes 153,125 shares held in trust, as to which Messrs. Sal Giordano, Jr. and Joseph Giordano share voting and investment power.

 (9) Includes 2,713 shares owned by members of Mr. Modlin's family as to which Mr. Modlin disclaims beneficial ownership.

(10) Includes 13,125 shares owned by Dr. Moll's wife as to which Dr. Moll disclaims beneficial ownership.

(11) Through inadvertence, Mr. Newman reported, in an untimely manner, two transactions on Form 4 for the month of August, 1995 covering the sale of Fedders Common Stock and Fedders Class A Stock during the Fiscal Year. The Company is not aware of any failure of Mr. Newman to file any required Form.

(12) The amount shown includes 1,810,186 shares as to which Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano share voting and investment power; 52,500 are shares held by the Salvatore Giordano Foundation, and 3,790 are shares held by the Giordano Foundation, for both of which they are officers, directors and stockholders.

(13) The amount shown includes 1,150 shares held of record by Mr. Giordano's wife, as to which Mr. Giordano disclaims beneficial ownership.

(14) The amount shown includes 175,000 shares held in trust, as to which Messrs. Sal Giordano, Jr. and Joseph Giordano share voting and investment power.

(15) The amounts shown are the number of shares held under options exercisable within 60 days.

(16) The Fedders Class B Stock is convertible into Fedders Common Stock at any time on a share-for-share basis. In the event that the individuals named as owning Fedders Class B Stock converted their shares into Fedders Common Stock, less than 5% of the class would remain outstanding, and pursuant to the terms of the Fedders Charter, all remaining Fedders Class B Stock and all outstanding Fedders Class A Stock would automatically be converted into Fedders Common Stock. If such conversion took place, and the named individuals exercised all of the options indicated, such individuals and the group would beneficially own the following number of shares constituting the indicated percentage of Fedders Common Stock outstanding:
     Mr. Salvatore Giordano, 4,710,550 shares (of which 2,314,136 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Joseph Giordano and Sal Giordano, Jr.; 154,650 are shares held by the Salvatore Giordano Foundation, and 39,607 are shares held by the Giordano Foundation, for both of which he is an officer, director and shareholder) constituting 11.53%; Mr. Sal Giordano, Jr., 4,163,855 shares (of which 2,314,136 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Joseph Giordano; 154,650 are shares held by the Salvatore Giordano Foundation, and 39,607 are shares held by the Giordano Foundation, for both of which he is an officer, director and shareholder) constituting 10.19%; Mr. Joseph Giordano, 4,108,751 shares (of which 2,214,136 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Sal Giordano, Jr.; 154,650 are shares held by the Salvatore Giordano Foundation, and 39,607 are shares held by the Giordano Foundation, for both of which he is an officer, director and shareholder) constituting 10.12%; and all directors and executive officers as a group 6,973,306 shares constituting 16.38%.

                       PRINCIPAL STOCKHOLDERS OF FEDDERS

     The following table sets forth information at March 29, 1996 with respect to the beneficial ownership of the Company's voting securities by all persons known by the Company to own more than 5% of the Company's outstanding voting securities. Unless otherwise indicated, the owners listed have sole voting and investment power.

                                                                       AMOUNT
   TITLE OF                      NAME AND ADDRESS                   BENEFICIALLY     PERCENT
    CLASS                      OF BENEFICIAL OWNER                     OWNED         OF CLASS
- --------------    ----------------------------------------------    ------------     --------
Class B Stock     Salvatore Giordano(1).........................     2,262,566        99.78%
                  Joseph Giordano and
                  Sal Giordano, Jr.
                  c/o Fedders Corporation
                  Liberty Corner, NJ 07938
Common Stock      Strong Capital Management, Inc.(2)............     2,185,500        11.6%
                  100 Heritage Reserve
                  P.O. Box 2936
                  Milwaukee, WI 53201

- ---------------
(1) In the event that the named individuals converted their shares of Fedders Class B Stock into Fedders Common Stock, less than 5% of the class would remain outstanding, and pursuant to the terms of the Fedders Charter, all remaining Fedders Class B Stock and all outstanding Fedders Class A Stock would automatically be converted into Fedders Common Stock. If such conversion took place, and the named individuals exercised all of their currently exercisable stock options, they would own 5,053,363 shares of Fedders Common Stock constituting 12.15% of the Fedders Common Stock which would then be outstanding.

    See the previous table and the notes thereto for more detailed information with respect to the security ownership of the named individuals.

(2) Strong Capital Management, Inc. is an investment advisor registered under
    Section 203 of the Investment Advisors Act of 1940. The information provided is based upon a Schedule 13G filed by this Stockholder with the Commission on February 13, 1996.

        SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS OF NYCOR

     As of April 1, 1995 each director of NYCOR and all directors and executive officers of NYCOR owned beneficially the number of shares of NYCOR's equity securities set forth in the following table. As of such date, no director or executive officer of NYCOR owns beneficially any shares of NYCOR Preferred Stock. Shares subject to acquisition within 60 days pursuant to stock options are shown separately. Unless otherwise indicated, the owners listed have sole voting and investment power. NYCOR Class A Stock has no voting rights except as provided under the DGCL.

                                                                           SHARES
                                                        AMOUNT AND       SUBJECT TO
                                                        NATURE OF        ACQUISITION     PERCENT
  TITLE OF                NAME OF INDIVIDUAL            BENEFICIAL        WITHIN 60      OF CLASS
    CLASS                OR PERSONS IN GROUP            OWNERSHIP          DAYS(8)       OWNED(9)
- -------------   --------------------------------------  ----------       -----------   ------------
Common Stock    Salvatore Giordano....................     12,816 (1)            0     Less than 1%
                Sal Giordano, Jr......................     83,917 (1)(2)         0          3%
                Joseph Giordano.......................     47,528 (1)            0         1.7%
                William J. Brennan....................     58,529 (3)            0         2.1%
                S. A. Muscarnera......................     16,250                0     Less than 1%
                All directors and executive officers
                as a
                group.................................    213,102                          7.6%
Class A Stock   Salvatore Giordano....................    587,850 (4)(5)    90,000        16.4%
                Sal Giordano, Jr......................    368,988 (4)(6)    90,000        11.1%
                Joseph Giordano.......................    141,942 (4)       75,000         5.3%
                William J. Brennan....................     63,373 (3)       22,500         2.1%
                S. A. Muscarnera......................     35,903           22,500         1.4%
                C. A. Keen............................     14,250           22,500     Less than 1%
                Kent E. Hansen........................     25,000           75,000         2.4%
                All directors and executive officers
                as a
                group.................................  1,016,944          397,500        31.8%
Class B Stock   Salvatore Giordano....................    640,352 (7)            0        89.7%
                Sal Giordano, Jr......................    640,352 (7)            0        89.7%
                Joseph Giordano.......................    640,352 (7)            0        89.7%
                All directors and executive officers
                as a
                group.................................    640,352 (7)            0        89.7%
                Ownership of Common Stock, Class A
                Stock and Class B Stock combined,
                by all directors and executive
                officers
                as a group............................  1,870,248          397,500        28.5%

- ---------------
(1) The amount shown includes 2,969 shares as to which Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano share voting and investment power.

(2) The amount shown includes 2,500 shares held of record by Mr. Giordano's wife and 20,201 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(3) The amount shown includes 250 shares as to which Mr. Brennan shares voting and investment power.

(4) The amount shown includes 110,256 shares as to which Messrs. Salvatore Giordano, Joseph Giordano and Sal Giordano, Jr. share voting and investment power.

(5) The amount shown includes 80,201 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(6) The amount shown includes 4,991 shares held of record by Mr. Giordano's wife and 8,610 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(7) The amount shown is held by Giordano Holding Corp. Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano are officers and directors of such corporation and share voting and investment power over these shares.

(8) The amounts shown are the number of shares held under options exercisable within 60 days.

(9) The NYCOR Class B Stock is convertible into NYCOR Common Stock at any time on a share-for-share basis. In the event that the individuals named as owning NYCOR Class B Stock converted their shares into NYCOR Common Stock less than 5% of the class would remain outstanding, and pursuant to the terms of the Certificate of Incorporation of NYCOR, all remaining NYCOR Class B Stock and all outstanding NYCOR Class A Stock would automatically be converted into NYCOR Common Stock. In such event, and assuming exercise of all options, such individuals and the group would beneficially own the following number of shares constituting the indicated percentage of NYCOR Common Stock which would then be outstanding: Mr. Salvatore Giordano, 1,241,018 shares (of which 753,577 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Joseph Giordano and Sal Giordano, Jr.) constituting 17.4%; Mr. Sal Giordano, Jr., 1,093,257 shares (of which 753,577 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Joseph Giordano) constituting 15.5%; Mr. Joseph Giordano, 829,822 shares (of which 753,577 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Sal Giordano, Jr.) constituting 11.9%; and all directors and executive officers as a group 1,649,886 shares constituting 25.7%.

     In May 1994, (i) Messrs. Salvatore Giordano and Sal Giordano, Jr. each purchased 15,000 shares of NYCOR Common Stock and 15,000 shares of NYCOR Class A Stock, (ii) Mr. Joseph Giordano purchased 7,500 shares of NYCOR Common Stock and 7,500 shares of NYCOR Class A Stock and (iii) Messrs. William J. Brennan and S.A. Muscarnera each purchased 3,750 shares of NYCOR Common Stock and 3,750 shares of NYCOR Class A Stock. These purchases were through the exercise of stock options under NYCOR's stock option plans. The exercise price for the NYCOR Common Stock was $2.50 per share and for the NYCOR Class A Stock was $2.3125 per share. Other than such purchases in May 1994, none of the Affiliated Directors has acquired any shares of NYCOR Common Stock or NYCOR Class A Stock since January 1, 1994.

                        PRINCIPAL STOCKHOLDERS OF NYCOR

     The following table sets forth information at April 1, 1996 as to Messrs. Giordano and December 31, 1995, as to the other stockholders with respect to the beneficial ownership of NYCOR's voting securities by all persons known by NYCOR to own more than 5% of NYCOR's outstanding voting securities. Unless otherwise indicated, the owners listed have sole voting and investment power.

                                                                     AMOUNT
  TITLE OF                      NAME AND ADDRESS                  BENEFICIALLY      PERCENT
    CLASS                    OF BENEFICIAL OWNER(1)                  OWNED         OF CLASS
- -------------   ------------------------------------------------  ------------     ---------
Common Stock    Heartland Advisors, Inc.........................     524,146          18.9%
                790 North Milwaukee Street
                Milwaukee, WI 53202
                Lindner Investment Series Trust.................     380,432(2)       12.1%
                Ryback Management Corporation
                7711 Carondelet Ave., Box 16900
                St. Louis, MO 63105
Class B Stock   Salvatore Giordano..............................     640,352          89.7%
                Joseph Giordano and
                Sal Giordano, Jr.
                c/o NYCOR, Inc.
                287 Childs Road
                Basking Ridge, NJ 07920
                Dimensional Fund Advisors, Inc..................      67,515(1)        9.5%
                1299 Ocean Avenue 11th Floor
                Santa Monica, CA 90901

- ---------------
(1) The following statement has been provided by Dimensional Fund Advisors,
    Inc.: "Dimensional Fund Advisors, Inc. ("Dimensional") a registered investment advisor, is deemed to have beneficial ownership of 67,515 shares of NYCOR, Inc., all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares."

(2) Includes 345,432 shares which would be held upon conversion of $1.70 Convertible Exchangeable Preferred Stock.

                                 PROPOSAL NO. 1

                                   THE MERGER

GENERAL

     Pursuant to the Merger Agreement, NYCOR would be merged with and into Fedders, with Fedders as the surviving corporation. Upon the effectiveness of the Merger, each share of Fedders Common Stock, Fedders Class A Stock and Fedders Class B Stock would remain outstanding and unchanged except to the extent holders of Fedders Class B Stock exercise dissenters' rights. Upon the effectiveness of the Merger, stockholders of NYCOR will receive stock of Fedders. If the Fedders Average Price is at or above $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR (other than Class B Stock the holders of which exercise dissenters' rights) will be converted into the right to receive a number of shares of Fedders Class A Stock determined by dividing $6.25 by the Fedders Average Price. If the Fedders Average Price is below $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR (other than Class B Stock the holders of which exercise dissenters' rights) will be converted into the right to receive one share of Fedders Convertible Preferred Stock. While Fedders and NYCOR expect that the terms of the Fedders Convertible Preferred Stock will support an initial market value of $6.25 per share, there is currently no market for such stock and there can be no guarantee that Fedders Convertible Preferred Stock, when issued, will trade at that price or, if it does, for how long, as matters beyond the control of Fedders and NYCOR may impact its market value.

     Stockholders of Fedders or NYCOR who wish to be advised of the Fedders Average Price and of the consideration to be paid per share of Common Stock, Class A Stock and Class B Stock of NYCOR and of the dividend rate on the Fedders Convertible Preferred Stock, if applicable, upon consummation of the Merger may obtain such information by calling (800) 733-8481, Ext. 456 during normal business hours beginning on July 1, 1996 and ending on the date of the Fedders Annual Meeting and the NYCOR Special Meeting.

REASONS FOR THE MERGER

     Fedders is a holding company which, through its wholly owned operating subsidiaries, is engaged in the manufacture and sale of a complete line of room air conditioners and dehumidifiers, principally for the residential market. Based upon industry statistics compiled by a trade association, Fedders believes it is the largest manufacturer of room air conditioners in North America. In November 1995, Fedders and Ningbo General Air Conditioner Factory of Ningbo, China formed a joint venture to manufacture and market ductless split room air conditioners as well as window type air conditioners.

     NYCOR currently comprises two operating companies, Rotorex and Melcor. Rotorex manufactures rotary compressors principally for use in room air conditioners. Melcor produces thermoelectric heating and cooling modules used in a variety of applications in which space and weight are considerations or precise temperature control is required. Both operations were acquired by NYCOR in 1992. Rotorex was acquired from Fedders and Melcor was acquired from its stockholders. In September 1992, Fedders sold Rotorex to NYCOR as part of a restructuring effort designed to strengthen its balance sheet and lower its break-even volume by reducing excess capacity and fixed costs. The purchase price for Rotorex was approximately $72.8 million, including liabilities assumed by NYCOR in the approximate amount of $11.6 million. As more fully discussed below, the underlying basis for the Merger is Fedders' desire to ensure a guaranteed supply of compressors to support its growth in global markets by acquiring Rotorex.

     Rotorex has supplied Fedders' wholly owned subsidiary, Fedders North America, Inc. ("Fedders NA"), with a substantial portion of its requirements for rotary compressors for more than 20 years. Currently, Rotorex supplies rotary compressors to Fedders NA under a ten-year supply agreement effective as of September 28, 1992 ( the "Supply Agreement"). The provisions of the Supply Agreement require Fedders NA to purchase 80% of its requirements for rotary compressors from Rotorex, to a maximum of 800,000 units annually and require Rotorex to supply such number of rotary compressors if ordered by Fedders NA. In the last three years, Fedders has increased its sales and market share and expanded its customer base in North

America due, in part, to its ability to meet retailers' delivery requirements, which is in large part dependent upon Rotorex. Fedders' compressor requirements already surpass, by more than 600,000 units, what Rotorex is committed to provide Fedders under the terms of the Supply Agreement. Additionally, it is expected that the recently completed joint venture in China will require 500,000 compressors annually within three years. These factors, coupled with a worldwide shortage of compressors, caused Fedders to conclude, upon learning that Rotorex might be for sale, that it would be important to regain ownership of Rotorex.

     Since it was acquired by NYCOR in September 1992, Rotorex has sought to fulfill its requirements to Fedders NA under the Supply Agreement and, at the same time, increase its sales in the growing international market. Rotorex's strategy is to participate in the domestic market through sales to Fedders NA under the Supply Agreement and to concentrate its efforts to build its customer base in the growing international markets.

     In order to implement its strategy, Rotorex has invested approximately $14 million in its facilities, equipment and engineering capabilities in 1995. These investments include an automated assembly system, automated gauging, plantwide air conditioning necessary to maintain tolerances on parts and design engineering lab facilities. In order to remain competitive in the market for rotary compressors from a quality and efficiency perspective and to improve its profitability, it is likely that Rotorex would be required to make additional investments in the coming years.

     NYCOR believes that Rotorex's strategy is sound, but while the Supply Agreement with Fedders NA provides significant advantages and opportunities to Rotorex, the fact that, as a result of its obligations under the Supply Agreement, and despite successfully implementing its strategy in the international markets, a substantial amount of NYCOR's sales will continue to be concentrated to one customer. Many lending institutions have policies that make it difficult for prospective borrowers that have significant concentration of business with one customer. During the period from its acquisition of Rotorex in September 1992 to the present, NYCOR has met with numerous lending institutions in connection with working capital financing and capital projects financing and on "sales calls" by such institutions. During such meetings and following the normal credit review process by such institutions, NYCOR was advised by many potential lenders that the concentration of its sales to one customer would be an impediment to obtaining approval for financing. In some cases, the lending institution had a policy of not lending in a situation in which sales concentration exceeded a certain percentage. In other cases, approval was denied or burdensome restrictions would have been imposed on NYCOR for approval to be obtained, due expressly to the sales concentration issue. While NYCOR has been successful in financing its operations and capital programs to date, and expects to be able to finance its currently anticipated future requirements, in order for Rotorex to take advantage of business opportunities that may arise and respond rapidly to competitive requirements, access to capital will be important. In addition, in order to participate to the greatest possible extent in the growing China market, Rotorex may choose to explore joint venture or other opportunities that would require greater access to capital. Rotorex recently signed a letter of intent to form a joint venture to manufacture rotary compressors in Ningbo, China. Based upon these factors, NYCOR believes that the ability for Rotorex to grow and achieve its full capability will be enhanced as part of a larger, major participant in the world-wide air conditioner market such as Fedders.

     As a result of considering alternatives available to increase stockholder value, the NYCOR Board began considering a possible sale of Rotorex. Upon learning that the NYCOR Board was considering such a transaction, the Fedders Board communicated to NYCOR its interest in acquiring Rotorex.

     In light of Rotorex's contractual obligations to Fedders NA, the NYCOR Board concluded that Fedders would be the only viable purchaser for Rotorex. The NYCOR Board believed that, because of the constraints imposed on Rotorex by the contractual relationship between Rotorex and Fedders NA, it was unlikely that any other potential purchaser of Rotorex would offer as much for Rotorex as Fedders would be willing to offer. The NYCOR Board believed that the most likely potential purchasers for Rotorex would be air conditioner manufacturers or compressor companies. The NYCOR Board did not believe that competitors of Fedders would be viable candidates. Many compressor companies are part of a larger organization that manufactures air conditioners. Nor did the NYCOR Board believe that a company in an unrelated business would be willing to offer as much as Fedders for Rotorex, since more than half of Rotorex's capacity was committed to one customer, Fedders, for the next seven years. While Rotorex still has the capacity to possibly sell a substantial quantity of compressors to other customers, more than one-half of its total sales would be to one company. As discussed above, such concentration of sales in one customer is viewed unfavorably by most lending institutions. As a result of the foregoing, the NYCOR Board did not solicit bids from any other potential purchasers and, therefore, could not be certain how much another purchaser may be willing to pay for Rotorex. Upon receiving a specific offer from the Fedders Board at a price per share that the NYCOR Board deemed acceptable, the NYCOR Board accepted the offer to merge NYCOR into Fedders.

     NYCOR has agreed not to solicit other Acquisition Proposals (as that term is defined in the Merger Agreement). Additionally, NYCOR has agreed that if it terminates the Merger for any reason within its control, other than as permitted in the Merger Agreement, it will pay to Fedders the sum of $20 million plus all expenses incurred by Fedders involving the Merger. See "The Merger
Agreement -- Termination."

BACKGROUND OF THE MERGER

     At its regular meeting on July 27, 1995, as part of its regular review of the business and prospects of NYCOR, the NYCOR Board discussed in a general way options that might be available to enhance stockholder value. It was evident that, given the structure of NYCOR, with one large subsidiary, Rotorex, no excess cash and constraints on NYCOR's ability to borrow, the only viable option was a transaction involving Rotorex. The possibility of a potential sale of Rotorex was discussed. The NYCOR Board believed that there might not be a better time to consider such a transaction, in light of the strong market for Rotorex compressors and the improvements that had been made to the Rotorex facility during 1995. The NYCOR Board did not discuss or otherwise address the issue of enhancement of stockholder value until its next regular meeting in October 1995.

     At a regular meeting of the Fedders Board on October 24, 1995, the Vice Chairman of the Fedders Board (who is also the Vice Chairman of the NYCOR Board) notified the Fedders Board that he was going to recommend to the NYCOR Board at its upcoming meeting, that Rotorex be sold. Such recommendation was based upon the discussions at the meeting of the NYCOR Board held in July 1995 to the effect that a sale of Rotorex could significantly enhance value for its stockholders. The Fedders Board considered the effect a sale of Rotorex could have on its supply of compressors, particularly the impact on its ability to respond quickly to its customers' changing requirements during the air conditioner season, and concluded that it would be in the best interests of Fedders and its stockholders to seek to regain control of Rotorex. The Fedders Board further concluded that the most advantageous structure for a transaction would be a merger of NYCOR into Fedders.

     Fedders' interest in a merger transaction was communicated to the NYCOR Board at its regular meeting on October 27, 1995. At this meeting, the NYCOR Board considered the options available to it for enhancing stockholder value and concluded that a transaction involving the entire company at an acceptable value would be in the best interests of the NYCOR stockholders. The NYCOR Board believed that it had only limited options available to it, principally related to a transaction involving Rotorex. The NYCOR Board also concluded that selling Rotorex and remaining an independent company with one small operation and the balance of its assets in cash would not be the most effective method to enhance stockholder value, as the market would not fully value NYCOR's stock until NYCOR invested its cash in another business. The NYCOR Board considered a number of factors in its deliberations regarding a transaction with Fedders including: (i) capital expenditures made during 1995 at Rotorex, (ii) capital expenditures that could be required in the next several years, (iii) potential sources of financing for capital expenditures and offshore production and (iv) the impact of these and other factors on the rate of growth of Rotorex's business.

     On October 30, 1995, the Fedders Board was advised that NYCOR would consider a transaction for the entire company and was given an indication of the minimum value at which a transaction might be concluded. This minimum value was $6.25 per share of NYCOR Common, Class A and Class B Stock. The NYCOR Board judged the market value of NYCOR, net of the liquidation value of NYCOR Preferred Stock, to be approximately $65 million. Since a sale of the operating subsidiaries would leave NYCOR with assets consisting almost entirely of cash, the NYCOR Board reduced this amount by approximately 25%, which represented the NYCOR Board's judgment as to the discount that the market would apply to the value of a company with assets comprised totally of cash. The resultant net value of $48.9 million was divided by the 7.8 million shares outstanding to yield a per share value of $6.25. The NYCOR Board's judgment was made in light of the historical trading prices of the capital stock of NYCOR during a period of approximately 2 years when substantially all of the assets of NYCOR consisted of cash. During such period, the trading price of NYCOR's stock was approximately 25% below the book value per share of such stock. The Fedders Board considered a number of factors in its deliberations in determining how to respond to this invitation to make an offer, including (i) the importance of assuring its supply of compressors, (ii) the projected growth of the Fedders business and the availability of compressors to support that growth and (iii) the values that had been communicated by the NYCOR Board, particularly the value that had been expressed as the lowest acceptable price. While the NYCOR Board and the Fedders Board received and reviewed certain projections concerning the future operations of Fedders and NYCOR, respectively, such projections were not a material factor in the determination of either the NYCOR Board or the Fedders Board to approve the Merger Agreement. As a result of these deliberations, the Fedders Board determined that it would propose a merger to the NYCOR Board, whereby NYCOR would be merged into Fedders and each share of NYCOR Common, Class A and Class B Stock would receive $6.25 in value of Fedders Class A Stock, such value to be determined at the time of the merger. The Fedders Board did not negotiate the $6.25 value per share with the NYCOR Board. The proposal was approved unanimously by the Fedders Board and also, separately, unanimously by the independent members of the Fedders Board.

     The NYCOR Board, having previously arranged to meet on October 30, 1995 in the event an offer from Fedders was forthcoming, received the offer from the Fedders Board. Since the offer met the minimum price indicated, the full NYCOR Board considered and unanimously accepted the proposal. At this point, the NYCOR Board had not retained a financial advisor as it believed its judgment on the value of NYCOR was sound. In any event, the terms of the Merger Agreement provide that NYCOR is not obligated to consummate the Merger until it receives a fairness opinion that is, in its opinion, satisfactory. The agreement reached in principle to merge NYCOR into Fedders was subject to negotiation as to specific terms and conditions, execution of a definitive agreement, and approval of the stockholders and lenders of both companies as well as any required government approvals.

     After reaching the agreement in principle, representatives of Fedders and NYCOR commenced negotiation of a definitive agreement. Officers of Fedders and NYCOR who did not hold positions as officers or directors of the other company were delegated responsibility to negotiate the terms of the agreement. On November 16, 1995, the NYCOR Board met to consider a proposal by Fedders to modify the agreement in principle to provide that if, on the day prior to the merger, Fedders Class A Stock closed at less than $6.25 per share, NYCOR stockholders would receive one share of a new Fedders Convertible Preferred Stock which would be convertible into one share of Fedders Class A Stock and have terms consistent with a security having a value of $6.25. The new preferred stock would be listed on the New York Stock Exchange. If Fedders Class A Stock closed on such date at a price of $6.25 or more, NYCOR stockholders would receive $6.25 in market value of Fedders Class A Stock for each share of NYCOR Common, Class A and Class B Stock which they own. The purpose of the proposal was to limit the number of shares of Fedders Class A Stock which Fedders would be required to issue in the Merger.

     The NYCOR Board discussed the proposal at length without reaching a decision and agreed to re-convene on November 20, 1995. On November 20, 1995, the Fedders Board and the NYCOR Board agreed to modify the agreement in principle with the additional provision that NYCOR receive an opinion from an investment banking firm that the terms of the new preferred stock were consistent with a security having an initial market value of $6.25.

     As of November 20, 1995, the NYCOR Board had not yet retained a financial advisor both because it believed its judgment as to the value of NYCOR was reasonable and because receipt of an opinion of its financial advisor would be a condition to the obligation of NYCOR to consummate the Merger. NYCOR engaged Laidlaw as its financial advisor on January 15, 1996, and Fedders engaged TM Capital Corp. as its financial advisor on January 16, 1996. An opinion from Laidlaw, NYCOR's financial advisor, was received by NYCOR on March 19, 1996 and is attached hereto as Annex D.

     Representatives of Fedders and NYCOR continued to negotiate the terms of a definitive agreement and, on November 30, 1995, the parties signed the Merger Agreement.

     On March 15, 1996, the Boards of Directors of Fedders and NYCOR amended the Merger Agreement to provide that the stock of Fedders to be received by the stockholders of NYCOR (other than holders of Class B Stock of NYCOR who exercise their dissenters' rights under the DGCL) upon consummation of the Merger will depend upon the Fedders Average Price.

OPINION OF FINANCIAL ADVISOR TO FEDDERS

     On January 31, 1996, TM Capital Corp. ("TM Capital"), Fedders' financial advisor, delivered its oral opinion, on February 12, 1996 delivered its written opinion and on March 20, 1996 delivered its substantially identical written opinion that the consideration to be paid by Fedders in the Merger is fair to Fedders from a financial point of view. TM Capital's opinion related only to the consideration to be paid by Fedders in connection with the Merger and does not constitute a recommendation to any shareholder of Fedders as to how such shareholder should vote at the Fedders Annual Meeting. The full text of the written opinion of TM Capital which sets forth the assumptions made, the matters considered and the limitations of the review undertaken in rendering such opinion is attached as Annex C to this Proxy Statement-Prospectus and is incorporated herein by reference.

     As set forth in its opinion, TM Capital relied on the accuracy and completeness of publicly available information and such other information provided to it regarding Fedders and NYCOR, including the views of management of Fedders and NYCOR, and has not assumed any responsibility for the independent verification of such information. TM Capital further relied upon the assurance of management of Fedders and NYCOR that they were unaware of any facts that would make such information incomplete or misleading. In arriving at its opinion, TM Capital did not perform nor obtain any independent evaluation or appraisal of the assets of Fedders or NYCOR. TM Capital's opinion is necessarily based on the economic, market and other conditions existing on the date of the opinion.

     In rendering its opinion, TM Capital, among other things, (i) reviewed the Merger Agreement, (ii) reviewed publicly available information relating to Fedders and NYCOR, including Fedders' annual reports on Form 10-K and annual reports to shareholders for the five fiscal years ended August 31, 1995 and report on Form 10-Q for the quarter ended November 30, 1995, and NYCOR's annual reports on Form 10-K and annual reports to shareholders for the five fiscal years ended December 31, 1994 and reports on Form 10-Q for the three quarters ended September 30, 1995, (iii) discussed with senior management of Fedders and NYCOR their respective company's historical and current operations, financial condition and future prospects and reviewed certain internal financial information, business plans and forecasts prepared by their respective managements, (iv) visited the headquarters of both Fedders and NYCOR, as well as the principal manufacturing facility of Rotorex, (v) reviewed the historical prices and trading volumes of the Common Stock and Class A Stock of Fedders and NYCOR, (vi) reviewed certain financial and market data for Fedders and NYCOR and compared such information with similar information for certain publicly traded companies which TM Capital deemed comparable, (vii) reviewed certain mergers and acquisitions of businesses which TM Capital deemed comparable, (viii) analyzed the pro forma contributions of Fedders and NYCOR to the combined business, and
(ix) performed such other analyses and investigations and considered such other factors as TM Capital deemed appropriate.

     In rendering its opinion and making its presentation to the Board of Directors, TM Capital discussed various financial analyses and certain other factors it deemed relevant in rendering its opinion. Certain valuation methodologies and certain other factors considered are summarized below. The summary set forth below does not purport to be a complete description of the analyses performed and the assumptions made by TM Capital in reaching its opinion.

     TM Capital considered the financial and stock market performance of a group of selected publicly traded companies for both Fedders and NYCOR, and reviewed selected groups of recent transactions involving acquisitions of companies deemed reasonably comparable to NYCOR. The companies and transactions analyzed were deemed by TM Capital to be reasonably comparable in certain relevant respects to Fedders and

NYCOR for the purpose of this analysis. However, an analysis of these results is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and transactions and other factors that could affect the valuation of the companies to which they are being compared. Given the variations in performance and market perception of these companies and transactions, the ranges of certain multiples may be broader than the ranges of certain other multiples. TM Capital did not consider such variations in the broadness of these ranges to be material to its opinion.

     Analysis of Selected Publicly Traded Comparable Companies. TM Capital compared selected historical operating financials and financial ratios with similar data as well as stock market data for a group of selected publicly traded companies for both Fedders (the "Fedders Public Comparables") and NYCOR (the "NYCOR Public Comparables"). The NYCOR Public Comparables included: Baldor Electric Company; Franklin Electric, Inc.; MagneTek, Inc.; Tecumseh Products Company; and Watsco, Inc. TM Capital considered these companies to be reasonably similar to NYCOR because they compete in the same general industry.

     The Fedders Public Comparables included Duracraft Corporation; Maytag Corporation; Mestek, Inc.; Whirlpool Corporation; and York International. TM Capital considered these companies to be reasonably similar to Fedders because they compete in the same general industry. However, TM Capital noted that both the Fedders Public Comparables and the NYCOR Public Comparables possess a wide range of revenues, market values and profitability.

     For the NYCOR Public Comparables, TM Capital calculated the multiples of market capitalization and debt-free market value for a variety of financial parameters including net sales, earnings before interest expense taxes, depreciation and amortization ("EBITDA"), operating income, and net income for the latest twelve months ("LTM") and the three most recent fiscal years, and book value as of the end of the latest fiscal quarter. The analysis of NYCOR Public Comparables (excluding certain companies where multiples were not considered meaningful because the denominator was negative or minimal or where information regarding that statistic was not available) yielded the following ranges of debt-free market value multiples of LTM and Historical (defined as the average of LTM and latest three fiscal years) net sales, EBITDA and operating income. With respect to debt-free market value multiples to net sales, the range was from 0.5x to 1.2x for LTM net sales and 0.5x to 1.4x for Historical net sales; the Merger (in all cases based upon consideration of $6.25 per share) results in multiples of 1.0x for LTM net sales (within the range) and 1.1x for Historical net sales (within the range). With respect to debt-free market value multiples to EBITDA, the range was from 3.3x to 8.5x for LTM EBITDA and 4.1x to 10.8x for Historical EBITDA; the Merger results in 31.3x LTM EBITDA (above the range) and 13.9x Historical EBITDA (above the range). With respect to debt-free market value multiples to operating income, the range was from 4.7x to 10.5x for LTM operating income and 5.6x to 14.2x for Historical operating income; the Merger results in multiples of operating income that are not meaningful, as a result of negative operating income for NYCOR (considered above the range). The analysis of this group of companies yielded a range of market capitalization multiples of 9.7x to 18.6x for LTM net income and 14.1x to 32.7x for Historical net income; the Merger results in multiples that are not meaningful, as a result of negative net income for NYCOR (considered above the range). The analysis of these companies also resulted in market capitalization multiples of 10.1x to 18.0x for current fiscal year forecast net income and 6.8x to 15.7x for next fiscal year forecast net income; the Merger results in multiples for current fiscal year forecast net income that are not meaningful, as a result of negative forecast net income for NYCOR (considered above the range) and 16.0x for next fiscal year forecast net income (above the range). The analysis of this group of companies yielded a range of multiples for book value as of the latest fiscal quarter of 1.4x to 3.0x; the Merger results in a multiple of 0.9x (below the range). TM Capital noted that while certain statistics were below or within the range of comparable multiples, a number of statistics were above the range; however, TM Capital also noted that management had indicated that historical results for NYCOR were impacted by manufacturing inefficiencies at Rotorex related to the operation of a recently installed automated assembly system.

     For the Fedders Public Comparables, TM Capital calculated the multiples of market capitalization and debt-free market value for a variety of financial parameters including net sales, EBITDA, operating income, and net income for the LTM and the three most recent fiscal years, and book value as of the end of the latest fiscal quarter. The analysis of Fedders Public Comparables (excluding certain companies where multiples were not considered meaningful because the denominator was negative or minimal or where information regarding that statistic was not available) yielded the following ranges of debt-free market value multiples of LTM and Historical net sales, EBITDA and operating income. With respect to the debt-free market value multiple to net sales, the range was from 0.6x to 0.9x for LTM net sales and 0.6x to 1.3x for Historical net sales; the Fedders multiple was 0.7x for LTM net sales (within the range) and 0.9x for Historical net sales (within the range). With respect to debt-free market value multiples to EBITDA, the range was from 5.0x to 12.5x for LTM EBITDA and from 5.7x to 10.4x for Historical EBITDA; the Fedders multiple was 4.8x for LTM EBITDA (below the range) and 6.8x for Historical EBITDA (within the range). With respect to debt-free market value multiples to operating income, the range was from 5.9x to 25.7x for LTM operating income and from 7.6x to 16.3x for Historical operating income; the Fedders multiple was 5.7x for LTM operating income (below the range) and 8.8x for Historical operating income (within the range). The analysis of this group of companies yielded a range of market capitalization multiples of 10.9x to 38.1x for LTM net income and 14.4x to 22.2x for Historical net income; the Fedders multiple was 7.7x for Fedders Common Stock and 6.4x for Fedders Class A Stock for LTM net income (both below the range) and 12.2x and 10.2x, respectively, for Historical net income (both below the range). The analysis of these companies also resulted in market capitalization multiples of 14.1x to 16.6x for current fiscal year forecast net income and 10.1x to 14.1x for next fiscal year forecast net income; the Fedders multiples were 8.2x and 6.8x for Fedders Common Stock and Fedders Class A Stock, respectively, for current fiscal year forecast (both below the range) and 8.0x and 6.7x for Fedders Common Stock and Fedders Class A Stock, respectively, for next fiscal year forecast (both below the range). The analysis of this group of companies yielded a range of multiples for book value as of the latest fiscal quarter of 1.3x to 3.0x; the Fedders multiples for book value were 2.9x for Fedders Common Stock (within the range) and 2.4x for Fedders Class A Stock (within the range). TM Capital noted that while certain statistics were within the range of comparable multiples, a number of statistics were below the range; however, TM Capital also noted that management had indicated that historical results for Fedders benefited from favorable weather conditions during the historical periods.

     Analysis of Selected Acquisitions. TM Capital also reviewed acquisitions of businesses (the "Merger Comparables") in the electrical components manufacturing industry over the past three (3) years. TM Capital reviewed recent transactions involving the purchase of the following businesses: Welbilt Corporation; Rexnord Corporation; Designatronics, Inc.; Mr. Coffee, Inc.; and Reliance Electric Corporation. These five (5) transactions were selected by TM Capital because their products, markets and/or customers are broadly similar to those of NYCOR.

     For the Merger Comparables, TM Capital calculated the multiples of acquisition price for a variety of financial parameters including net sales, EBITDA, and operating income for the LTM and the three most recent fiscal years, and book value as of the end of the latest fiscal quarter. The analysis of Merger Comparables (excluding certain companies where multiples were not considered meaningful because the denominator was negative or minimal or where information regarding that statistic was not available) yielded the following ranges of acquisition price multiples of LTM and Historical net sales, EBITDA and operating income. With respect to the acquisition price multiple to net sales, the range was from 0.6x to 1.5x for LTM net sales and from 0.7x to 1.5x for Historical net sales; the NYCOR multiple was 1.0x for LTM net sales (within the range) and 1.1x Historical net sales (within the range). With respect to acquisition price multiples to EBITDA, the range was from 5.6x to 12.0x for LTM EBITDA and from 7.7x to 11.3x for Historical EBITDA; the NYCOR multiple was 31.3x for LTM EBITDA (above the range) and 13.9x for Historical EBITDA (above the range). With respect to acquisition price multiples to operating income, the range was from 6.7x to 17.8x for LTM operating income and from 10.0x to 15.8x for Historical operating income; the NYCOR multiple to operating income was not meaningful in the LTM or the Historical period, as a result of negative operating income for NYCOR (considered above the range). The analysis of this group of mergers yielded a range of acquisition price to net income multiples of 9.8x to 38.3x for the LTM period and 18.6x to 51.4x for the Historical period; the NYCOR multiples were not meaningful for the LTM and Historical periods, as a result of negative net income for NYCOR (considered above the range). The analysis of this group of mergers yielded a range of multiples for book value as of the latest fiscal quarter of 1.4x to 7.5x; the NYCOR multiple for book value was 3.1x (within the range). TM Capital noted that while certain statistics were within the range of comparable multiples, a number of statistics were above the range; however, TM Capital also noted that management had indicated that historical results for NYCOR were impacted by manufacturing inefficiencies at Rotorex related to the operation of a recently installed automated assembly system.

     TM Capital also analyzed the acquisition premiums inherent in the Merger over the prices at which NYCOR Common Stock had traded prior to the announcement of the Offer and compared such premiums to those paid in the Merger Comparables. The Merger Comparables yielded a range of premiums of 23.3% to 56.0% and 20.8% to 51.2% relative to the target companies' stock prices one day and one month prior to announcement, respectively; the Merger results in premiums of 194.1% and 163.2% (both above the range), respectively. TM Capital noted that the price of NYCOR Common Stock had decreased substantially in the period preceding the announcement of the Merger and that the multiples paid in an acquisition depend heavily upon the timing of the acquisition relative to a variety of criteria, including the trading conditions in the target's common stock and the overall market, and thus may be considered only on a limited basis.

     Stock Trading History. TM Capital examined the historical price and trading volume of the Common and Class A Shares of Fedders and NYCOR. TM Capital also compared the share price performance of NYCOR to an index of the NYCOR Comparables and the S&P 500, and compared the share price performance of Fedders to an index of the Fedders Comparables and the S&P 500.

     Discounted Cash Flow Analysis. TM Capital also analyzed, through the use of a discounted cash flow analysis, the present value of the future unleveraged after-tax cash flow streams that NYCOR could produce over a five-year period ending December 31, 2000, if NYCOR performed in accordance with forecasts and other information provided by management. After-tax cash flow was calculated by taking projected operating income, adding depreciation, amortization and other non-cash items, and then subtracting income taxes, increases in working capital and capital expenditures. TM Capital estimated the terminal value for NYCOR at the end of the five-year period by applying a range of multiples to the terminal-year EBITDA. In performing this analysis, TM Capital utilized discount rates ranging from 15% to 20% and EBITDA multiples ranging from 5.5x to 6.5x, which resulted in common equity values for NYCOR ranging from $37.3 million to $58.9 million; the Merger results in a common equity value of $47.3 million (within the range).

     Pro Forma Contribution Analysis. TM Capital reviewed the pro forma contributions of certain historical and projected operating information and certain historical balance sheet information of Fedders and NYCOR to the combined business as it compared to the pro forma contribution of the market value of common and the debt-free market value of the proposed Merger. This review included an analysis of operating data, including net sales, gross profit, EBITDA, operating income, pre-tax income and net income for the three fiscal years ended 1995 and the projected fiscal year ending 1996 for both Fedders and NYCOR. Fiscal year end information reflects Fedders' August 31 year end and NYCOR's December 31 year end. In fiscal 1993, the operating data pro forma contributions by NYCOR ranged from 27.2% to 69.7%, with two data points not meaningful. In fiscal 1994, the operating data pro forma contributions by NYCOR ranged from 3.5% to 24.5%, with one data point not meaningful. In fiscal 1995, the operating data pro forma contributions by NYCOR ranged from 4.6% to 19.9%, with three data points not meaningful. For the projected fiscal 1996 period, the operating data pro forma contributions by NYCOR ranged from 9.0% to 20.0%. This review also included an analysis of certain balance sheet data, including cash and equivalents, total assets, total debt, total liabilities, preferred equity, common equity and total equity which reflect Fedders' November 30, 1995 balance sheet and NYCOR's September 30, 1995 balance sheet. The balance sheet pro forma contributions by NYCOR ranged from 6.8% to 47.3%. By way of comparison, TM Capital noted that the pro forma contributions by NYCOR of the market value of common and the debt-free market value based upon the proposed Merger were 17.9% and 25.2%, respectively, and that such proportions were generally within the range of contributions discussed above.

     Pro Forma Equity Ownership Analysis. TM Capital performed an analysis of the Merger which considered various Fedders Class A Stock prices above and below the $6.25 per share in the proposed Merger, and the resulting relative pro forma ownership in the combined company. At a Fedders Class A Stock price below $6.25 per share, NYCOR shareholders would receive Fedders Convertible Preferred Stock, and ownership by existing Fedders common shareholders would be 84.2% of the combined equity, and ownership by former NYCOR shareholders upon conversion would be 15.8%. At a Fedders Class A Stock price of $6.25 per share or higher, NYCOR shareholders would receive Fedders Class A Stock. At a Fedders Class A Stock price of $6.25 per share, ownership by existing Fedders common shareholders would be 84.2% of the combined equity, and ownership by former NYCOR shareholders would be 15.8%; at a Fedders Class A Stock price of $7.00 per share, ownership by Fedders common shareholders and NYCOR shareholders would be 85.6% and 14.4%, respectively; at a Fedders Class A Stock price of $8.00 per share, ownership by Fedders common shareholders and NYCOR shareholders would be 87.2% and 12.8%, respectively. TM Capital noted that these ownership proportions for Fedders were generally within or above the ranges indicated under "Pro Forma Contribution Analysis."

     In reaching its conclusion, TM Capital broadly considered all of the above discussed analyses and did not assign specific weights to any analysis. TM Capital did not consider any single analysis as a threshold measurement for rendering its opinion. Ranges of fairness within each analysis and with respect to the consideration to be paid in the Merger were not established. In addition, TM Capital considered other factors, as discussed above, including historical market and trading volume of Fedders and NYCOR Common Stock and Class A Stock, past and current business prospects and management's prepared projections. Based on the foregoing, TM Capital concluded that the consideration to be paid by Fedders in the proposed Merger was within the fair values indicated by the above analyses considered in the aggregate, and therefore concluded that the consideration to be paid by Fedders in the Merger is fair to Fedders from a financial point of view.

     The analysis conducted by TM Capital in arriving at its opinion included numerous macroeconomic, operating and financial assumptions and involved the application of complex methodologies and educated judgment. Such analysis involves complex considerations and judgments concerning differences in financial operating characteristics of the comparable companies and transactions and other factors that could affect the valuations of the companies to which they are being compared. As indicated above, in preparing its opinion, TM Capital relied on the accuracy and the completeness of all information supplied or otherwise made available to it by Fedders and NYCOR and assumed, without independent verification, that financial projections had been reasonably prepared and reflected the best currently available estimates and judgments of Fedders' and NYCOR's managements as to the expected future financial performance of Fedders and NYCOR. TM Capital also made numerous assumptions regarding industry performance, general business and economic conditions and other matters, many of which are beyond the control of Fedders or NYCOR. Any estimates incorporated in the analyses performed by TM Capital are not necessarily indicative of the actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimates of values do not purport to be appraisals and do not necessarily reflect the prices at which companies may be sold in the future.

     If Fedders Convertible Preferred Stock is to be issued upon consummation of the Merger and after the terms of the Fedders Convertible Preferred Stock are fixed, Fedders intends to obtain a letter from TM Capital confirming its opinion although obtaining such a letter is not a condition to Fedders' obligations under the Merger Agreement.

     Fedders has paid TM Capital a fee of $90,000 for its opinion. In addition, Fedders has also agreed to reimburse TM Capital for its reasonable out-of-pocket expenses, and to indemnify TM Capital against certain liabilities, including liabilities under federal securities laws. Other than its engagement in connection with the Merger, there has been no material relationship between TM Capital and Fedders, the Affiliated Directors or NYCOR during the past two years.

     TM Capital is an investment banking firm engaged on a regular basis to provide a range of investment banking and financial advisory services, including the valuation of businesses and their securities in connection with mergers and acquisitions. Fedders selected TM Capital as its financial advisor on the basis of the background, experience and reputation of TM Capital.

OPINION OF FINANCIAL ADVISOR TO NYCOR

     NYCOR retained Laidlaw and its affiliates as of January 16, 1996 to act as its financial advisor with respect to NYCOR's proposed Merger with Fedders. On February 1, 1996, Laidlaw delivered to NYCOR's

Board of Directors its written opinion to the effect that, based upon and subject to certain matters stated therein, as of such date, the consideration proposed to be paid by Fedders in the Merger (whether such consideration is in the form of Fedders Class A Stock or Fedders Convertible Preferred Stock) was fair to NYCOR from a financial point of view. Laidlaw subsequently confirmed its opinion by delivery of written opinions dated March 19, 1996 and the date of this Proxy Statement-Prospectus, to the effect that, based upon and subject to certain matters stated therein, as of such dates, the consideration proposed to be paid by Fedders in the Merger was fair to NYCOR from a financial point of view. The text of the written opinion of Laidlaw dated February 1, 1996 is substantially identical to the text of the written opinions of Laidlaw dated March 19, 1996 and the date of this Proxy Statement-Prospectus.

     THE FULL TEXT OF LAIDLAW'S WRITTEN OPINION DATED THE DATE OF THIS PROXY STATEMENT-PROSPECTUS WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS OF THE REVIEW UNDERTAKEN IN RENDERING SUCH AN OPINION, IS ATTACHED AS ANNEX D TO THE PROXY STATEMENT-PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. NYCOR STOCKHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY. THE SUMMARY OF THE OPINION SET FORTH IN THIS PROXY STATEMENT-PROSPECTUS IS QUALIFIED BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     Laidlaw's opinion is addressed to NYCOR's Board of Directors and addresses only the fairness to NYCOR from a financial point of view of the consideration proposed to be paid by Fedders pursuant to the Merger and does not constitute a recommendation to any NYCOR stockholder as to how such stockholder should vote at the NYCOR Special Meeting. The consideration was determined through negotiations between NYCOR and Fedders and was approved by the Board of Directors of NYCOR, and Laidlaw did not make a recommendation with respect to the amount of the consideration. The Laidlaw opinion does not address the fairness of the transaction from a financial point of view or otherwise to Fedders or Fedders stockholders and, consequently, does not constitute a recommendation to any Fedders stockholder as to how such stockholder should vote at the Fedders Annual Meeting.

     For purposes of its opinion, Laidlaw defined the consideration to be paid for each share of NYCOR Common Stock, Class A Stock or Class B Stock as either
(i) such number of shares of Fedders Class A Stock representing $6.25 if the Fedders Average Price is equal to or greater than $6.25 per share; or (ii) one share of newly issued Fedders Convertible Preferred Stock. If issued, each share of Fedders Convertible Preferred Stock (i) will be convertible into one share of Fedders Class A Stock; (ii) may be called for redemption by Fedders at any time at the redemption price of $6.25, plus unpaid dividends to the dividend payment date next preceding the date of redemption, in cash or in equivalent value of Fedders Class A Stock; and (iii) shall have such other rights and preferences expected to support an initial market value of $6.25 per share. Although the precise terms of the Fedders Convertible Preferred Stock if issued, will not be set until five business days before the NYCOR Special Meeting, and only if Fedders Average Price is below $6.25, Laidlaw was informed that it is currently contemplated that the Fedders Convertible Preferred Stock will have (i) an annual dividend rate of 2.5%; and (ii) a liquidation preference of $6.25 per share, plus unpaid dividends to the dividend payment date next preceding such liquidation (the "Proposed Terms"), and Laidlaw's opinion is based on the Proposed Terms. In aggregate, the purchase price for the Common Stock, Class A Stock and Class B Stock of NYCOR is assumed to be $47,275,000. Total transaction value is assumed to be $70,275,000, including the conversion of NYCOR Preferred Stock at $20.00 per share into $23,000,000 face amount of NYCOR 8 1/2% convertible subordinated debentures due 2012.

     In arriving at its opinion, Laidlaw (1) reviewed certain publicly available business and financial information relating to NYCOR and Fedders, (2) reviewed the Merger Agreement, (3) reviewed certain other information, including financial forecasts for fiscal 1996 for NYCOR and Fedders, provided by each company, (4) met with management of both companies to discuss the businesses and prospects of NYCOR and Fedders, their respective projected performance, the strategic importance of NYCOR to Fedders, and the benefits expected to be achieved through the combination of the operations of NYCOR and Fedders, (5) considered certain financial and stock market data of NYCOR and Fedders and compared such data with similar data for other publicly held companies in businesses similar to those of NYCOR and Fedders, (6) considered the financial terms of certain other business combinations and other transactions which recently have been effected, and (7) considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which Laidlaw deemed relevant.

     In connection with its review, Laidlaw did not assume any responsibility for independent verification of the foregoing information and relied on its being complete and accurate in all material respects. With respect to the financial forecasts, Laidlaw assumed that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgements of management of NYCOR and Fedders as to the future financial performance of NYCOR and Fedders. In addition, Laidlaw did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of NYCOR or Fedders, nor was Laidlaw furnished with any such evaluations or appraisals. Laidlaw's opinion is necessarily based upon financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion. Laidlaw does not express any opinion as to the prices at which Fedders Class A Stock or Fedders Convertible Preferred Stock will trade subsequent to the Merger.

     Laidlaw estimated NYCOR's value using the following methodologies:

     Stock Price History. Laidlaw compared the historic weekly closing per share market price of NYCOR Common Stock and Class A Stock to the price per share contemplated in the Merger Agreement. During the period beginning January 1, 1995 and ending October 31, 1995, the date of the announcement of the transaction, NYCOR Common Stock closed at a high of $3.00 on February 24, 1995 and a low of $2.25 on October 27, 1995. The per share purchase price of $6.25 contemplated in the Merger Agreement represents a significant premium over the trading prices during this period.

     Stock Price Premium Analysis. Laidlaw compared the market premium for NYCOR Common Stock and Class A Stock for 1 day, 1 week and 4 weeks prior to the announcement of the Merger to stock premiums for other public merger and acquisitions transactions effected within the last year. The amount offered by Fedders was a premium of approximately 195%, 178% and 163% over the trading price of the NYCOR Common Stock and Class A Stock for 1 day, 1 week and 4 weeks prior to the announcement of the Merger, respectively, compared to an average premium of 31%, 37% and 45%, respectively, for 20 mergers announced during 1995 involving public companies.

     Comparable Trading Valuation. Valuations of publicly traded comparable companies as multiples of operating results were compared to the market valuation of NYCOR as a multiple of its operating results. Laidlaw reviewed and compared certain actual and forecasted financial and operating information of NYCOR with comparable information for other publicly traded companies in the refrigeration, heating and cooling industries, including Aaon, Inc.; Fedders Corporation; Kysor Industrial; Mestek, Inc.; Modine Manufacturing; Tecumseh Products; and York International. Laidlaw selected these companies based on the companies' primary line of business, size relative to NYCOR and relative financial performance, and it calculated recent trading multiples of net earnings, earnings before interest and taxes ("EBIT") and revenues to equity value. All forecasted multiples for the comparable companies were based on information contained in equity research reports. The equity values of the comparable companies used in the foregoing analyses were based on stock prices as of January 23, 1996. All financial estimates for NYCOR for the 1996 fiscal year were based on certain operating and financial forecasts provided by NYCOR management. Laidlaw determined that the ranges of multiples for the comparable companies are: (i) LTM (last twelve months results) revenues 0.3x - 0.8x (ii) LTM EBIT (earnings before interest and taxes) 4.3x - 8.5x (iii) LTM net income 8.1x - 16.6x (iv) 1996 projected net income 8.3x - 13.3x.

     The purchase price of $47,275,000 for the common equity and $23,000,000 for the preferred equity of NYCOR implies an equity value of 0.9x LTM revenues, above the comparable public companies. Multiples of LTM results for net income and EBIT for NYCOR are not meaningful due to losses. The purchase price of $47,275,000 for the common equity of NYCOR implies a purchase price multiple of 16.1x forecast 1996 net income attributable to the common stock of NYCOR, representing a premium compared to other similar public companies.

     Comparable Transaction Valuation. Multiples of operating results to transaction value for recent transactions of comparable companies were compared to multiples of NYCOR operating results to the consideration contemplated in the Merger Agreement. Laidlaw examined recent transactions in the refrigeration, air conditioning, compressor and pump industries to select a sample of comparable transactions. Using publicly available information, Laidlaw analyzed purchase prices and multiples paid in the following transactions: the acquisition of Imeco by Frick Co.; the acquisition of Revco Scientific by General Signal; the acquisition of Evcon Holdings by York International; the acquisition of Byron Valve & Machine by Parker Hannifin; the acquisition of Western Co. of North America by B.J. Services; the acquisition of Flair Corp. by United Dominion Industries; the acquisition of Shannon Group by Manitowoc Corp.; and the proposed acquisition of Crown Anderson by Astec Industries, Laidlaw determined that the average of multiples for recent transactions involving these eight companies in the refrigeration, pump and compressor industries are: (i) LTM revenues 0.9x (ii) LTM EBITDA (earnings before interest, taxes, depreciation and amortization) 9.7x (iii) LTM EBIT 19.0x
(iv) LTM net income 43.2x. In the case of revenues and EBITDA, the consideration offered for NYCOR was equal or greater than the average of the range of consideration offered in comparable recent transactions. NYCOR did not have positive EBIT or net income during the last twelve months, and therefore no comparison could be made for these multiples.

     Summary Stand-Alone Discounted Cash Flow. Laidlaw analyzed the ongoing businesses of NYCOR using discounted cash flow analysis to estimate the enterprise value of NYCOR for comparison to the value of the proposed transaction with Fedders. Due to the volatility of air conditioner demand, neither Fedders nor NYCOR management believes that accurate forecasts of demand and pricing can be made beyond the period of one year. This volatility of demand is due in large part to variation in weather; unseasonably hot weather spurs excess demand for air conditioners while unseasonably cool weather reduces demand. This climatic variability is offset, to some extent, by recent growth in sales to markets outside the United States.

     To determine the present value of potential future cash flows for NYCOR without the benefit of long-range management forecasts, Laidlaw used historic operating results and one-year forecasts provided by the management of NYCOR as a predictor for future operating results to develop a discounted cash flow scenario. Therefore, operating assumptions for long term forecasts used by Laidlaw in its discounted cash flow analysis may not accurately reflect the operations of NYCOR. Actual results achieved by the combined company may vary from forecasted results, and the variations may be material.

     Laidlaw calculated an equity value for NYCOR based upon the present value of NYCOR's 10-year stream of forecasted free cash flows and fiscal year 2006 terminal value. The fiscal year 2006 terminal value was calculated as a perpetuity of the estimated rate of return on invested capital.

     In conducting its analysis, Laidlaw relied on certain assumptions relating to sales growth, operating margins and capital expenditures of NYCOR's businesses provided by NYCOR management. For the 10-year forecast, Laidlaw applied a discount rate of 13% to future cash flows. This analysis resulted in a per share valuation of $5.99 for NYCOR Common Stock and Class A Stock based on Laidlaw operating assumptions, which may or may not reflect actual future operations.

     Other Considerations. Laidlaw considered employing other methodologies in its valuation of NYCOR but chose to use only those methodologies listed above for several reasons. Several unique characteristics of NYCOR render certain analyses, such as a pro forma projected earnings analysis or leveraged buyout analysis, less insightful in developing a valuation. These factors include:

- - an extremely high level of sales under a long-term contract with one customer (Fedders), which increases business risk and reduces the attractiveness of NYCOR to potential suitors, who might currently compete with Fedders, or to potential lenders.

- - high volatility of demand for air conditioners due to climatic variations and seasonality, which might reduce the attractiveness of NYCOR to potential suitors in other industries.

- - difficulty in obtaining financing for NYCOR operations due to the concentration and volatility of sales, which would make a leveraged buyout of NYCOR impractical.

     Convertible Preferred Stock. Laidlaw compared the terms and market values of a sample of ninety-eight publicly-traded convertible preferred stocks with investment grade credit ratings to the Proposed Terms. The purpose of the analysis was to determine whether the Proposed Terms could be expected to support an initial market value of $6.25 per share based on the trading price of Fedders Class A Stock at the date of the analysis and market valuation of similar convertible preferred stocks, should the Fedders Preferred Stock be issued.

Laidlaw compared the current trading price, the current dividend yield, the current conversion premium over common stock, the rating of the issue and other aspects of each of the ninety-eight convertible preferred stocks to the Proposed Terms. Based on the analysis described above, Laidlaw believes that the Proposed Terms for the Fedders Preferred Stock taken as a whole are within the range of terms for other publicly-traded convertible preferred stocks and could be expected to support an initial value of $6.25 per share.

     Laidlaw believes that its analyses must be considered as a whole and that selecting portions of its analyses or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying its opinion. In its analysis, Laidlaw made numerous assumptions with respect to NYCOR and Fedders, industry performance, general business, regulatory, economic, market and financial condition and other matters, many of which are beyond the control of NYCOR and Fedders. The estimates contained in such analyses are not necessarily indicative of actual values or of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, because such estimates of actual values or future results or values are inherently subject to substantial uncertainty, Laidlaw assumes no responsibility for their accuracy.

     If Fedders Convertible Preferred Stock is to be issued upon consummation of the Merger and after the terms of the Fedders Convertible Preferred Stock are fixed, NYCOR intends to obtain a letter from Laidlaw confirming its opinion.

     NYCOR has paid Laidlaw a fee of $85,000 for its opinion. In addition, NYCOR has also agreed to reimburse Laidlaw for its reasonable out-of-pocket expenses, and to indemnify Laidlaw against certain liabilities, including liabilities under federal securities laws. Other than its engagement in connection with the Merger, there has been no material relationship between Laidlaw and NYCOR, the Affiliated Directors or Fedders during the past two years nor is any such relationship mutually understood to be contemplated and any compensation received or to be received as a result of such relationship.

FEDDERS SUMMARY FINANCIAL PROJECTIONS

     THE FOLLOWING FINANCIAL PROJECTIONS FOR FISCAL 1996 WERE PROVIDED BY FEDDERS TO TM CAPITAL AND LAIDLAW AT THEIR REQUEST BUT WERE NOT CONSIDERED MATERIAL BY THE FEDDERS BOARD OR THE NYCOR BOARD IN MAKING THE DECISION TO APPROVE THE MERGER. THE FINANCIAL PROJECTIONS WERE PREPARED BASED UPON ESTIMATES AND ASSUMPTIONS AT A GIVEN POINT IN TIME FOR ITS 1996 FISCAL YEAR.

     STOCKHOLDERS OF FEDDERS AND NYCOR ARE EARNESTLY CAUTIONED NOT TO RELY ON THESE PROJECTIONS TO PREDICT FISCAL 1996 PERFORMANCE OR EXPECTED PERFORMANCE FOR ANY OTHER PERIOD IN THE FUTURE. SUCH PERFORMANCE MAY VARY SUBSTANTIALLY FROM THAT WHICH WOULD BE INDICATED. THE BUSINESS OF FEDDERS IS SEASONAL AND CAN DIFFER SUBSTANTIALLY FROM YEAR TO YEAR DEPENDING ON WEATHER CONDITIONS IN ITS MARKET AREAS. GENERAL ECONOMIC AND OTHER CONDITIONS, SUCH AS THE AVAILABILITY OF RAW MATERIALS AND COMPONENT PARTS, CAN ALSO BE EXPECTED TO AFFECT ITS RESULTS OF OPERATIONS AND FINANCIAL POSITION. THESE FACTORS, TOGETHER WITH THE INHERENT UNCERTAINTY OF ALL PROJECTIONS, MAKE IT, IN THE VIEW OF FEDDERS AND NYCOR, EXTREMELY UNWISE FOR ANY STOCKHOLDER TO USE THESE PROJECTIONS TO MAKE CURRENT INVESTMENT DECISIONS, AND ANY STOCKHOLDER WHO DOES SO PROCEEDS AT HIS OR HER OWN RISK.

     WHILE IT IS THE POLICY OF FEDDERS NOT TO MAKE PUBLIC PROJECTIONS, THE PROJECTIONS SET FORTH BELOW ARE PROVIDED, IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION, FOR THE SOLE AND LIMITED PURPOSE OF MAKING THE STOCKHOLDERS OF FEDDERS AND NYCOR AWARE

OF CERTAIN NONPUBLIC INFORMATION THAT WAS PROVIDED TO THE FEDDERS AND
NYCOR FINANCIAL ADVISORS DURING THE PERFORMANCE OF THEIR DUE DILIGENCE RESEARCH.

     The following is a summary of information that was provided by Fedders to the Fedders and NYCOR financial advisors for valuation purposes. It is based on estimates and assumptions at a given point in time and is subject to many factors, such as weather, that are out of the control of Fedders. The projections assume normal summer weather, increased shipments to certain new and existing customers, no price increases, various cost factors and exclude any effect of a merger with NYCOR.

                          FISCAL YEAR ENDING AUGUST 31,                   1996
            ----------------------------------------------------------  --------
               (DOLLARS IN THOUSANDS)
            Net sales.................................................  $395,887
            Operating income..........................................    49,513
            Pre-tax income............................................    49,588
            Net income................................................    29,753

NYCOR SUMMARY FINANCIAL PROJECTIONS

     THE FOLLOWING FINANCIAL PROJECTIONS FOR 1996 WERE PROVIDED BY NYCOR TO TM CAPITAL AND LAIDLAW AT THEIR REQUEST BUT WERE NOT CONSIDERED MATERIAL BY THE NYCOR BOARD OR THE FEDDERS BOARD IN MAKING THE DECISION TO APPROVE THE MERGER. THE FINANCIAL PROJECTIONS WERE PREPARED BASED UPON ESTIMATES AND ASSUMPTIONS AT A GIVEN POINT IN TIME FOR 1996.

     STOCKHOLDERS OF FEDDERS AND NYCOR ARE EARNESTLY CAUTIONED NOT TO RELY ON THESE PROJECTIONS TO PREDICT 1996 PERFORMANCE OR EXPECTED PERFORMANCE FOR ANY OTHER PERIOD IN THE FUTURE. SUCH PERFORMANCE MAY VARY SUBSTANTIALLY FROM THAT WHICH WOULD BE INDICATED. THE BUSINESS OF NYCOR IS SEASONAL AND CAN DIFFER SUBSTANTIALLY FROM YEAR TO YEAR DEPENDING ON WEATHER CONDITIONS IN ITS MARKET AREAS. IN ADDITION, FUTURE PERFORMANCE OF NYCOR CAN BE EXPECTED TO DEPEND ON ITS ABILITY TO IMPLEMENT FULLY ITS AUTOMATED PRODUCTION PROCESSES. GENERAL ECONOMIC AND OTHER CONDITIONS, SUCH AS THE AVAILABILITY OF RAW MATERIALS AND COMPONENT PARTS, CAN ALSO BE EXPECTED TO AFFECT ITS RESULTS OF OPERATIONS AND FINANCIAL POSITION. THESE FACTORS, TOGETHER WITH THE INHERENT UNCERTAINTY OF ALL PROJECTIONS, MAKE IT, IN THE VIEW OF FEDDERS AND NYCOR, EXTREMELY UNWISE FOR ANY STOCKHOLDER TO USE THESE PROJECTIONS TO MAKE CUURENT INVESTMENT DECISIONS, AND ANY STOCKHOLDER WHO DOES SO PROCEEDS AT HIS OR HER OWN RISK.

     WHILE IT IS THE POLICY OF NYCOR NOT TO MAKE PUBLIC PROJECTIONS, THE PROJECTIONS SET FORTH BELOW ARE PROVIDED, IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION, FOR THE SOLE AND LIMITED PURPOSE OF MAKING THE STOCKHOLDERS OF FEDDERS AND NYCOR AWARE OF CERTAIN NONPUBLIC INFORMATION THAT WAS PROVIDED TO THE FEDDERS AND NYCOR FINANCIAL ADVISORS DURING THE PERFORMANCE OF THEIR DUE DILIGENCE RESEARCH.

     The following is a summary of information that was provided by NYCOR to the NYCOR and Fedders financial advisors for valuation purposes. It is based on estimates and assumptions at a given point in time and is subject to many factors, such as weather, that are out of the control of NYCOR. The projections assume the elimination of inefficiencies related to the installation of automated equipment at Rotorex. The projections also assume normal summer weather, increased shipments to Fedders and other customers, no price increases, various cost factors and do not reflect the effect of a merger with Fedders.

                           FISCAL YEAR ENDING AUGUST 31,                  1996
            -----------------------------------------------------------  -------
               (DOLLARS IN THOUSANDS)
            Net sales..................................................  $97,197
            Operating income...........................................    8,683
            Pre-tax income.............................................    5,302
            Net income.................................................    4,884

     The Fedders financial advisor, TM Capital, used the 1996 NYCOR projections for valuation purposes. Certain of the NYCOR information was extrapolated out to the year 2000 by TM Capital using certain assumptions for the purposes of performing a discounted cash flow analysis used in forming an opinion as to the fairness of the consideration to be paid in the Merger. These assumptions included annual growth in operating income of NYCOR at 10% per year which was then assumed to be taxed at the appropriate rate considering NYCOR's net operating loss carryforward. Such extrapolations were made by TM Capital without any participation by Fedders or NYCOR.

     The NYCOR financial advisor, Laidlaw, used the 1996 NYCOR projections for valuation purposes. Certain of the NYCOR information was extrapolated out to the year 2005 by Laidlaw using certain assumptions for the purposes of forming an opinion as to the fairness of the consideration to be paid in the Merger. These assumptions included annual revenue growth decreasing, from 20% in 1996, by 3% per year and leveling off at 5% growth in 2002. The assumptions also include an increase in annual depreciation of 0.1% per year while EBITDA margin, selling, general and administrative expenses and cost of goods sold remain at a fixed percentage of net sales. Such extrapolations were made by Laidlaw without any participation by Fedders or NYCOR.

THE MERGER AGREEMENT

     The following is a brief summary of certain provisions of the Merger Agreement. This summary is qualified in its entirety by reference to the full text of the Merger Agreement which is attached hereto as Annex A and which is incorporated herein by reference.

  The Merger

     Subject to the terms and conditions of the Merger Agreement, at the time the Company and NYCOR have filed the certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware, or such later time or date as may be specified in the Certificate of Merger (the "Effective Time"), NYCOR will be merged with and into the Company, and the separate existence of NYCOR will cease. The Company will be the surviving corporation in the Merger and will continue to be governed by the laws of the State of Delaware, and the separate corporate existence of the Company and all of its, rights and liabilities as a corporation organized under the laws of the State of Delaware will continue.

     The closing of the Merger is to be held at the offices of the Company, in Liberty Corner, New Jersey, within five business days following the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement (the "Closing Date") at 9:00 a.m., Eastern Time, or at any other place and date as the parties fix by mutual consent.

     At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of NYCOR, all of the shares of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock (collectively, the "NYCOR Shares") other than NYCOR Shares held by dissenting NYCOR stockholders, will be converted into, and become exchangeable for, one Fedders Convertible Preferred Share with dividend and other features reasonably necessary to support an initial market value of $6.25, if required, unless the Fedders Average Price is $6.25 or greater, in which case each NYCOR Share (other than any share of NYCOR Class B Stock the holder of which exercises dissenters' rights) shall be converted into the right to receive a number of shares of Fedders Class A Stock determined by dividing $6.25 by the Fedders Average Price and rounding the quotient to the third decimal place, together with cash in lieu of fractional shares. The Merger consideration payable to the holders of NYCOR Shares was determined through discussions and mutual compromise between the Company and NYCOR.

  Exchange of NYCOR Preferred Shares

     On or about February 2, 1996, NYCOR gave written notice to the holders of the NYCOR $1.70 Convertible Exchangeable Preferred Stock the ("NYCOR Preferred Stock") in accordance with the notice provisions contained in the prospectus for the NYCOR Preferred Stock, that the NYCOR Preferred Stock would be exchanged for debt on March 15, 1996 in accordance with the terms of the NYCOR Preferred Stock. On such date, NYCOR exchanged all of the outstanding NYCOR Preferred Stock for NYCOR's 8 1/2% Convertible Subordinated Debentures due 2012.

  Exchange Procedure

     Within a reasonable time after the Effective Time, Fedders shall furnish to each of the NYCOR stockholders a letter of transmittal setting forth the procedure to follow for each of them to surrender their NYCOR Shares, for one or more stock certificates representing that number of shares of Fedders Convertible Preferred Stock or Fedders Class A Stock (collectively, the "Fedders Shares"), together, in the case of the issuance of Fedders Class A Stock, with cash in lieu of the issuance of fractional shares of Fedders Class A Stock to which such holder is entitled under the Merger Agreement. The Company will not pay any dividend or make any distribution on Fedders Shares (with a record date at or after the Effective Time) to any record holder of outstanding NYCOR Shares until the holder surrenders for exchange his certificates which represented NYCOR Shares. In the event that any stock certificate representing NYCOR Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Company will issue or cause to be issued in exchange for such lost, stolen or destroyed certificate the number of Fedders Shares into which such shares are converted and a check for any fractional shares. The Board of Directors of the Company may, in its discretion and as a condition precedent to the issuance of such certificate and check, require the owner of such lost, stolen or destroyed certificate to give the Company a bond in such sum as it may direct as indemnity or such other form of indemnity as it shall direct, against any claims that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed. No certificates or scrip for fractional shares of Fedders Class A Stock will be issued but each holder of NYCOR Shares who would otherwise be entitled to receive a fractional share shall be entitled to receive, in lieu thereof, cash in an amount equal to such fraction multiplied by the closing price of Fedders Class A Stock on the NYSE on the trading day immediately prior to the Closing Date.

  Representations and Warranties

     The Merger Agreement contains certain representations and warranties to the Company by NYCOR relating to: (i) NYCOR's due organization, qualification, power and standing; (ii) the enforceability of the Merger Agreement; (iii) NYCOR's capital structure; (iv) the absence of conflicts with NYCOR's governing documents or any governmental regulation or order or any agreement to which it is subject; (v) the accuracy of NYCOR's financial statements; (vi) the absence of undisclosed liabilities or material adverse changes in the business or future prospects of NYCOR since September 30, 1995; (vii) liabilities for taxes; (viii) liabilities for finders' fees with respect to the Merger; (ix) the existence of all necessary licenses, certificates and permits to run the business; (x) the status or absence of pending or threatened litigation; (xi) the status of material contracts; (xii) the accuracy and completeness of disclosure contained in this Proxy Statement-Prospectus; and (xiii) the actions of NYCOR to comply with all federal, state and local environmental laws.

     The Merger Agreement contains certain representations and warranties by the Company to NYCOR relating to: (i) the Company's due organization, qualification, power and standing; (ii) the Company's capital structure; (iii) the enforceability of the Merger Agreement; (iv) the absence of conflicts with the Company's governing documents or any governmental regulation or order or any agreement to which it is subject; (v) the filing of required reports with the Commission; (vi) the accuracy of the Company's financial statements; (vii) the absence of undisclosed liabilities or material adverse changes in the business or future prospects of the Company since August 31, 1995; (viii) liabilities for taxes; (ix) liabilities for finders' fees with respect to the Merger; (x) the status or absence of pending or threatened litigation; (xi) the status of licenses and regulatory matters; (xii) the status of material contracts; and (xiii) the accuracy and completeness of disclosure contained in this Proxy Statement-Prospectus.

  Conduct of Business Pending the Merger

     NYCOR and the Company have each agreed, among other things, prior to the consummation of the Merger, to conduct its operations in the ordinary course of business consistent with past custom and practice in substantially the same manner as theretofore conducted. Unless the following restrictions are specifically limited to one party, neither party will: (i) make any change in its governing documents except that at the Fedders Annual Meeting, Fedders may ask Fedders stockholders to approve the Amendments; (ii) grant any options, warrants or other rights to purchase any of its capital stock, except for grants of options to employees or directors under existing stock incentive plans, provided that the Company or NYCOR may not grant more than an aggregate of 100,000 options; (iii) issue, sell or otherwise dispose of any of its capital stock, except upon the conversion or exercise of options, warrants and other rights currently outstanding or granted to employees or directors as allowed by the Merger Agreement; (iv) declare, set aside or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind) or purchase or redeem any of its capital stock, except as required by the terms of the NYCOR Preferred Stock, Fedders' normal quarterly dividend of two cents per share to the record date holders of Fedders Common Stock, Fedders Class A Stock, and Fedders Class B Stock (who receive 90% of the two cent dividend); (v) issue or guarantee any indebtedness outside the ordinary course of business, except to refinance existing debt; (vi) impose any security interest upon any of its assets, outside the ordinary course of business; (vii) make any capital investment in, make any loan to, or acquire the securities or assets of any other person outside the ordinary course of business, except that either party can fund up to $5,000,000 in capital investments or acquisitions without the written consent of the other party; provided, however, that NYCOR and Fedders will discuss the terms and conditions of all acquisitions prior to closing such acquisitions; (viii) NYCOR or its Subsidiaries will not make any change in employment terms of any of its directors, officers and employees, except that it may make changes for non-executive employees in the ordinary course of business; or (ix) merge, consolidate, combine with another party or agree to be acquired by or to sell all or substantially all of its assets to another party.

     NYCOR and the Company have each agreed to afford the officers and representatives of the other party, until consummation of the Merger, full access to their business records and to use their best efforts to consummate the transactions contemplated by the Merger Agreement.

  Indemnification

     The Company, as the surviving corporation in the Merger, will observe any indemnification provisions now existing in the certificate of incorporation or bylaws of NYCOR, to the extent allowable under Delaware law and the Fedders Charter, for the benefit of any individual who served as a director or officer of NYCOR at any time prior to the Effective Time until the statute of limitations relating thereto has expired.

  Conditions to the Consummation of the Merger

     The obligations of the Company and/or NYCOR under the Merger Agreement are subject to satisfaction of the following conditions on or prior to the Closing Date, unless waived: (i) the Merger Agreement and the Merger shall have received the requisite NYCOR stockholder approval, the requisite Fedders stockholder approval, approval of any lenders who require prior approval, and the number of Dissenting Shares shall not exceed 5% of the number of outstanding NYCOR Class B and/or Fedders Class B Shares; (ii) the proposal at the Fedders Annual Meeting to approve the Amendments shall have received the required Fedders stockholder approval; (iii) there shall be no litigation seeking injunctive or other relief against any party to the Merger in connection with the Merger and NYCOR shall have provided information reasonably satisfactory to Fedders concerning its compliance with environmental regulations; and (iv) all of the material third party consents required by the Merger Agreement shall have been obtained.

     The obligations of the Company under the Merger Agreement are subject to satisfaction of the following additional conditions on or prior to the Closing Date, unless waived: (i) the supplemental disclosure schedules to the Merger Agreement shall reflect that there shall have been no material adverse change with respect to NYCOR which would render the representations and warranties of NYCOR untrue or inaccurate in any material respect, and the Company shall have received from NYCOR a certificate, dated as of the Closing Date, of the president and chief financial officer of NYCOR, to such effect; (ii) there shall have been no event, condition or act of God that shall have caused a material adverse change of NYCOR which would render the representations and warranties of NYCOR untrue or inaccurate in any material respect; (iii) NYCOR shall have performed and complied with all of its covenants set forth in the Merger Agreement in all material respects through the Closing Date; (iv) NYCOR shall have delivered to the Company a certificate to the effect that each of the conditions specified in the Merger Agreement is satisfied in all respects; (v) the Company shall have received the Fedders Fairness Opinion and an opinion from its tax advisors, which shall be reasonably satisfactory to its Board of Directors, that the Merger will be a tax free transaction as to the Company;
(vi) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired; (vii) the Registration Statement shall have become effective and shall provide for the legal and valid issuance of the Fedders Shares for the NYCOR Shares, and the Fedders Shares shall have been accepted for listing on the NYSE; (viii) the Company shall have received from counsel to NYCOR an opinion addressed to the Company, and dated as of the Closing Date in form and substance reasonably acceptable to Fedders; (ix) all actions to be taken by NYCOR in connection with consummation of the transactions contemplated by the Merger Agreement and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated by the Merger Agreement will be reasonably satisfactory in form and substance to the Company; (x) NYCOR shall have exchanged the NYCOR Preferred Shares for debentures in accordance with the provisions of the Merger Agreement and (xi) nothing shall have occurred to affect the tax-free status of the Merger.

     The obligations of NYCOR under the Merger Agreement are subject to the satisfaction of the following additional conditions on or prior to the Closing Date, unless waived: (i) the Registration Statement shall have become effective under the Securities Act and the Fedders Shares issuable in the Merger shall have been accepted for listing on the NYSE; (ii) NYCOR shall have received the NYCOR Fairness Opinion reasonably satisfactory to its Board of Directors, including an opinion prior to the Closing Date, that the terms of the Fedders Convertible Preferred Stock will support an initial market value of $6.25; (iii) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired; (iv) the supplemental disclosure schedules to the Merger Agreement shall reflect that there shall have been no material adverse change with respect to the Company which would render the representations and warranties of the Company untrue or inaccurate in any material respect, and NYCOR shall have received from the Company a certificate, dated as of the Closing Date, of the president and chief financial officer of the Company, to such effect; (v) there shall have been no event, condition or act of God that shall have caused a material adverse change with respect to the Company which would render the representations and warranties of the Company untrue or inaccurate in any material respect; (vi) the Company shall have performed and complied with all of its covenants set forth in the Merger Agreement in all material respects through the Closing Date; (vii) the Company shall have delivered to NYCOR a certificate to the effect that each of the conditions specified in the Merger Agreement is satisfied in all respects; (viii) NYCOR shall have received from counsel to the Company an opinion addressed to NYCOR, and dated as of the Closing Date in form and substance reasonably acceptable to NYCOR; and (ix) all actions to be taken by the Company in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to NYCOR.

  Directors, Officers and Employees

     At or prior to the Effective Time, the parties shall take all necessary action such that, at the Effective Time, the Company's Board of Directors shall be the directors then serving on the Fedders Board.

     The officers of the Company, as the surviving corporation, shall be the same as the officers of Fedders at and as of the Effective Time.

     The employees and directors of NYCOR shall be placed in the same economic position following the Merger as they were immediately prior to the date of the execution of the Merger Agreement with respect to stock options, directors fees, salaries and employee benefits provided by NYCOR.

  Amendment of the Merger Agreement

     The Merger Agreement may be amended by a written agreement between the parties, provided that any amendment effected subsequent to stockholder approval will be subject to the rights of the stockholders of both parties to approve any such amendment.

  Responses to Other Acquisition Proposals

     The Merger Agreement provides that each party to the Merger Agreement and its respective subsidiaries will not, and will use their best efforts to cause their respective directors, officers, employees, financial advisors, legal counsel, accountants and other agents and representatives not to, initiate, solicit or encourage, directly or indirectly, or take any other action to facilitate any inquiries or the making of any proposal with respect to, or except to the extent required in the exercise of the fiduciary duties of its Board of Directors under applicable law as advised in writing by independent counsel, engage or participate in negotiations concerning, provide any nonpublic information or data to or have any discussions with any person other than a party to the Merger Agreement or their affiliates relating to, any acquisition, tender offer (including a self-tender offer), exchange offer, merger, consolidation, acquisition of beneficial ownership of or the right to vote securities representing 10% or more of the total voting power of such party or any of its subsidiaries, dissolution, business combination, purchase of all or any significant portion of the assets or any division of, or any equity interest in, such party or any subsidiary, or similar transaction other than the Merger. Each party to the Merger Agreement will promptly notify the other orally and in writing if any such acquisition proposal (including the terms thereof and identity of the persons making such proposal) is received, and furnish to the other party to the Merger Agreement a copy of any written proposal.

  Termination of the Merger Agreement

     Either of the Company or NYCOR may terminate the Merger Agreement with the prior authorization of its Board of Directors (whether before or after stockholder approval): (i) by mutual written consent at any time prior to the Effective Time; (ii) by giving written notice to the other party at any time prior to the Effective Time (A) in the event the other party has breached any material representation, warranty or covenant contained in the Merger Agreement in any material respect, the non-breaching party has notified the other party of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the closing has not occurred on or before August 31, 1996 unless the failure results primarily from the other party breaching any representation, warranty or covenant contained in the Merger Agreement; or (iii) by giving written notice to the other of its intent to do so at any time after the Fedders Annual Meeting or the NYCOR Special Meeting in the event the Merger Agreement and the Merger fail to receive the requisite stockholder approval(s).

  Breakup Fee

     Other than as permitted by the terms of the Merger Agreement, if the NYCOR Board terminates the Merger for any reason within its control, then NYCOR must pay the Company the sum of $20,000,000 plus expenses in cash or by delivery to the Company of that number of shares of NYCOR Common Stock, and/or NYCOR Class A Stock and/or NYCOR Class B Stock that would equal $20,000,000, the choice being solely that of the Company. This termination fee is payable within 30 days of demand therefor by the Company.

DISSENTING STOCKHOLDERS' RIGHTS

     Under the DGCL, the holders of Fedders Common Stock, Fedders Class A Stock, NYCOR Common Stock and NYCOR Class A Stock do not have dissenters' rights.

     Under the DGCL, stockholder's owning shares of the Fedders Class B Stock are entitled to dissent from the Merger and to receive cash from the Company equal to the fair value of such stockholder's shares of Fedders capital stock. The executive officers and directors of Fedders own 99.8% of the outstanding Fedders Class B Stock, and have indicated their intention to vote in favor of the Merger, thus reducing the potential population of those who might exercise appraisal rights to approximately 0.2%. The executive officers and directors of NYCOR have the same appraisal rights under the DGCL, and own 89.7% of the outstanding NYCOR Class B Stock. It is expected that NYCOR's executive officers and directors will vote in favor of the Merger and thus reduce the potential for the exercise of appraisal rights to the holders of 10.3% of the NYCOR Class B Stock.

     Pursuant to Section 262 of the DGCL (a copy of which is attached hereto as Annex E), a holder of Fedders Class B Stock or NYCOR Class B Stock who complies with the statutory provisions thereof shall be entitled to an appraisal by the Delaware Court of Chancery of the fair value of his or her capital stock and to receive payment of such amount in lieu of the consideration provided for in the Merger Agreement. Such amount may be more or less than the value of the consideration provided for in the Merger Agreement. Any holder of Fedders Class B Stock or NYCOR Class B Stock desiring to exercise dissenters' rights of appraisal should refer to the statute in its entirety and should consult with legal counsel prior to taking any action to insure that such holder complies strictly with the applicable statutory provisions.

     To exercise dissenter's rights, a holder of Fedders Class B Stock or NYCOR Class B Stock must:

          (i) hold shares of Fedders Class B Stock or NYCOR Class B Stock, as the case may be, on the date of the making of a demand for appraisal of such shares and continuously hold such shares through the Effective Time;

          (ii) before the taking of the vote on the Merger, deliver to Fedders or NYCOR, as the case may be, written demand for appraisal of his or her shares;

          (iii) not have voted in favor of the Merger nor consented thereto in writing pursuant to Section 228 of the DGCL; and

          (iv) make a demand to Fedders for appraisal of such shares in writing within twenty days after the mailing of a notice by Fedders to such holder, which notice by Fedders shall state the Effective Time, that appraisal rights are available and be accompanied by a copy of Section 262 of the DGCL.

     Thereafter, within 120 days after the Effective Time, any stockholder who has met such requirements, or Fedders, may file a petition with the Delaware Court of Chancery seeking a determination of the value of the stock of all dissenting stockholders. The Court of Chancery must hold a hearing and determine the fair value (exclusive of any element of value arising from the Merger), together with a fair rate of interest to be paid on the fair value. Fedders, as the surviving corporation, will pay the fair value of the stock held by dissenting stockholders and the interest determined by the Court. Notwithstanding the foregoing, at any time within 60 days after the Effective Time, any stockholder shall have the right to withdraw his demand for appraisal rights and accept the terms offered in the Merger.

     The failure of a holder of Fedders Class B Stock or NYCOR Class B Stock to vote against the proposal to approve the Merger Agreement and the Merger will not constitute a waiver of such holder's appraisal rights under the DGCL. A vote against approval of the Merger Agreement and the Merger will not satisfy the obligation of a dissenting stockholder to give notice pursuant to Section 262 of the DGCL.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     The Merger Agreement provides that the employees, officers and directors of NYCOR shall be placed in the same economic position following the Merger as they were immediately prior to the date of the execution of the Merger Agreement with respect to stock options, directors fees, salaries and employee benefits provided by NYCOR. The Merger Agreement does not specify the period during which such economic position must be maintained. For certain information concerning compensation and directors fees paid by NYCOR, employment agreements with NYCOR and options outstanding from NYCOR, reference is made to Item No. 11 in NYCOR's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, a copy of which is attached hereto as Annex B. Certain persons serve as directors and executive officers of, and have significant stockholdings in, both Fedders and NYCOR. For certain information concerning compensation and directors fees paid by, employment agreements with and options outstanding from Fedders, see "Proposal No. 2 -- Executive Compensation."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a general summary of the material Federal income tax consequences under the Code of the Merger to Fedders, NYCOR and the stockholders of Fedders and NYCOR. This discussion does not deal with all the tax consequences of the Merger that may be relevant to the particular circumstances of any individual NYCOR or Fedders stockholder. This summary is based on certain provisions of the Code, the final, temporary, and proposed Treasury Regulations promulgated thereunder (the "Regulations") and administrative and judicial interpretations thereof, all in effect as of the date hereof and all subject to change (possibly on a retroactive basis). Legislative, judicial or administrative actions or interpretations could alter or modify the tax analysis of the issues set forth below at any time.

     Neither Fedders nor NYCOR will seek a private letter ruling from the Internal Revenue Service (the "IRS") as to the tax consequences of the Merger. Fedders and NYCOR have received an opinion of Fedders' special tax counsel, McCarter & English, with respect to certain Federal income tax consequences of the Merger to Fedders, NYCOR and the stockholders of Fedders and NYCOR. This opinion, which is referred to herein as the "Tax Opinion," is not binding on the IRS. In rendering the Tax Opinion, special tax counsel relied on certain representations made by the principal stockholders of NYCOR and certain corporate officers of Fedders and NYCOR, including representations that (i) the fair market value of the shares of Fedders Class A Stock or Fedders Convertible Preferred Stock, as the case may be, to be received by each stockholder of NYCOR in connection with the Merger will be approximately equal to the fair market value of the shares of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock, as the case may be, surrendered in exchange therefor in the Merger, (ii) there is no plan or intention on the part of the stockholders of NYCOR who own one percent (1%) or more of the stock of NYCOR, and to the best of the knowledge of the management of NYCOR, there is no plan or intention on the part of the remaining stockholders of NYCOR, to sell, exchange, or otherwise dispose of a number of shares of the Fedders Class A Stock or Fedders Convertible Preferred Stock to be received in the Merger that would reduce the aggregate value of the shares of the Fedders Class A Stock or Fedders Convertible Preferred Stock received by the stockholders of NYCOR in the Merger to less than fifty percent (50%) of the aggregate value of all of the outstanding shares of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock immediately prior to the Merger, (iii) no stockholder of NYCOR will directly or indirectly receive from Fedders any consideration in the Merger in respect of such stockholder's shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock other than shares of Fedders Class A Stock or Fedders Convertible Preferred Stock, excluding payments of cash to NYCOR stockholders in lieu of fractional shares of Fedders Class A Stock or payments of cash to holders of NYCOR Class B Stock who exercise dissenters' rights, (iv) Fedders has no plan or intention to reacquire any of the shares of Fedders Class A Stock or Fedders Convertible Preferred Stock to be issued to the stockholders of NYCOR pursuant to the Merger and Fedders is under no contractual obligation and has no contractual right to acquire any of such shares of Fedders Class A Stock or Fedders Convertible Preferred Stock from such holders, (v) Fedders intends to continue the historic business of NYCOR after the Merger in a substantially unchanged manner and has no plan or intention to dispose of any of NYCOR's assets after the Merger other than in the ordinary course of business, (vi) the liabilities of NYCOR assumed by Fedders to which the assets transferred to Fedders in the Merger are subject were incurred by NYCOR in the ordinary course of business, (vii) the payment of cash in lieu of fractional shares of Fedders Class A Stock is solely for the purpose of avoiding the expense and inconvenience to Fedders of issuing fractional shares and does not represent separately bargained for consideration,
(viii) the total cash consideration that will be paid in the Merger to NYCOR stockholders in lieu of fractional shares of Fedders Class A Stock will not exceed one percent (1%) of the aggregate consideration that will be issued to NYCOR stockholders with respect to their shares of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock surrendered in the Merger, (ix) none of the compensation for services rendered to be received by any employee of NYCOR who is also a stockholder of NYCOR is consideration for, or allocable to, such employee's shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock exchanged in the Merger, (x) there is no intercorporate indebtedness existing between NYCOR and Fedders that was issued, acquired or will be settled at a discount in connection with the Merger, (xi) no two parties to the transaction are investment companies as defined in Code Section 368(a)(2)(F)(iii), (xii) NYCOR is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368 (a)(3)(A), (xiii) the fair market value of the assets of NYCOR transferred to Fedders will equal or exceed the sum of NYCOR liabilities assumed by Fedders in the Merger, plus the amount of liabilities, if any, to which the transferred assets are subject, and (xiv) the Merger is based upon valid business purposes unrelated to the avoidance of Federal income taxes and will comply in all respects with the laws of the states of incorporation of Fedders and NYCOR.

     The Tax Opinion, rendered by Fedder's tax advisor, McCarter & English, is limited to only the Federal income tax consequences enumerated below, and is in the following general form:

          1. The Merger will be a reorganization within the meaning of Code
     Section 368 (a) (1) (A) of the Code, and Fedders and NYCOR will be parties to such reorganization within the meaning of Section 368(b) of the Code.

          2. No gain or loss will be recognized for Federal income tax purposes by NYCOR on the transfer of its assets to Fedders and the assumption by Fedders of NYCOR's liabilities pursuant to the Merger. Code Section 361(a) and 357(a).

          3. Fedders will recognize no gain or loss for Federal income tax purposes upon the receipt by Fedders of NYCOR's assets in exchange for Fedders Class A Stock or Fedders Convertible Preferred Stock, the assumption by Fedders of the liabilities of NYCOR pursuant to the Merger and payments by Fedders to stockholders of NYCOR in lieu of issuing fractional shares of Fedders Class A Stock. Code Section 1032.

          4. No gain or loss will be recognized by the stockholders of NYCOR whose shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock are converted solely into shares of Fedders Class A Stock or Fedders Convertible Preferred Stock, as the case may be, in connection with and pursuant to the Merger. Code Section 354(a). No gain or loss will be recognized by the stockholders of Fedders as a consequence of the Merger, with the exception of those holders of Fedders Class B Stock who exercise dissenters' rights with respect to the Merger and receive cash pursuant thereto. Whether the cash received by the holders of Fedders Class B Stock who exercise their dissenters' rights with respect to the Merger is characterized and taxable as a dividend (ordinary income) or as a payment in exchange for shares of Fedders Class B Stock (capital gain or loss) will depend on whether the cash received by such stockholders is treated as part or full payment for such shares under Code Section 302.

          5. The tax basis of the shares of Fedders Class A Stock or Fedders Convertible Preferred Stock received by the stockholders of NYCOR in the Merger will be equal, in each instance, to the tax basis of the shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock, as the case may be, surrendered by such stockholders in exchange therefor. Code Section 358(a).

          6. Fedder's tax basis in the assets of NYCOR received by Fedders in connection with the Merger will be, in each instance, the same as the adjusted basis of NYCOR in such assets immediately prior to the Merger. Code Section 362(b).

          7. The holding period of the shares of Fedders Class A Stock or Fedders Convertible Preferred Stock received by the stockholders of NYCOR in the Merger will include, in each instance, the period during which the shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock, as the case may be, surrendered therefor were held by such stockholders, provided that, in each instance, the shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock, as the case may be, were capital assets in the hands of the NYCOR stockholders on the effective date of the Merger. Code Section 1223(1).

          8. The holding period of the assets of NYCOR received by Fedders in the Merger shall include the period during which NYCOR held such assets. Code Section 1223(2).

          9. The NYCOR stockholders receiving cash in lieu of fractional shares of Fedders Class A Stock will be treated as if such fractional shares had been issued by Fedders and then subsequently redeemed by Fedders and will be taxed on any resulting gain in an amount which shall not exceed the amount of the cash received. Code Section 356(a). Whether the cash received by NYCOR stockholders in lieu of fractional shares or by the holders of NYCOR Class B Stock who exercise dissenters' rights is characterized as a dividend or as a payment in exchange for the shares of NYCOR Common Stock, NYCOR Class A Stock and/or NYCOR Class B Stock, as the case may be, will depend on whether the distribution of cash to such stockholders, when viewed as part of the reorganization as a whole and as a redemption by Fedders, and in light of tax principles analogous to those under Code
     Section 302(b), more closely resembles a dividend distribution or a payment in exchange for shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock, as the case may be, surrendered in exchange therefor.

     A successful IRS challenge to the status of the Merger as a tax-free reorganization within the meaning of Section 368 of the Code would result in each NYCOR stockholder recognizing gain or loss with respect to each share of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock surrendered in the Merger equal to the difference between the stockholder's tax basis in such share and the fair market value, as of the time of the Merger, of the Fedders Class A Stock or Fedders Convertible Preferred Stock received in exchange therefor. Even if the Merger qualifies as a reorganization within the meaning of
Section 368(a)(1)(A) of the Code, a recipient of Fedders Class A Stock or Fedders Convertible Preferred Stock may recognize income, gain or loss to the extent such shares are considered to have been received in exchange for services or property (i.e., for consideration other than solely shares of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock).

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT SET FORTH ALL THE ASSUMPTIONS, QUALIFICATIONS AND LIMITATIONS REFERENCED IN THE TAX OPINION. STOCKHOLDERS OF NYCOR SHOULD CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE POTENTIAL TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THEIR OWN PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY OF FOREIGN, STATE AND/OR LOCAL LAWS.

ACCOUNTING TREATMENT

     The Merger transaction will be accounted for as a purchase.

DIRECTORS OF FEDDERS

     For information concerning the directors of Fedders, including nominees for election at the Fedders Annual Meeting and directors whose terms of office will continue after the Fedders Annual Meeting, see "Proposal 2 -- Election of Directors of Fedders."

EXECUTIVE COMPENSATION OF MANAGEMENT OF FEDDERS

     For information concerning the compensation of the management of Fedders for the three fiscal years ended August 31, 1995 and related information, see "Proposal No. 2. -- Executive Compensation." For a description of Stock Option Plan VIII of Fedders which will become effective if approved by the stockholders of Fedders at the Fedders Annual Meeting, see "Proposal No. 4 -- Adoption of Stock Option Plan VIII of Fedders."

EXPENSES OF THE MERGER

     Set forth below is a summary of expenses incurred or estimated to be incurred by each of Fedders and NYCOR in connection with the Merger. Except for the filing fees and the fees of financial advisors, all such amounts are estimates.

                                                         FEDDERS           NYCOR
                                                         --------         --------
            Filing fees                                  $ 61,336         $     --
            Financial advisor fees                         90,000           85,000
            Legal expenses                                 80,000           18,000
            Accounting expenses                            40,000           15,000
            Printing costs                                 47,500           47,500
            Solicitation fees                               5,000            5,000
            Miscellaneous                                   9,164
                                                         --------         --------
                                                         $333,000         $170,500
                                                         ========         ========

                      COMPARATIVE STOCK PRICE INFORMATION

     The Fedders Common Stock and the Fedders Class A Stock are listed on the NYSE (symbols: FJC and FJA, respectively). It is a condition to the obligation of NYCOR to consummate the Merger that the Fedders Convertible Preferred Stock or Fedders Class A Stock to be issued in the Merger be authorized for listing on the NYSE upon official notice of issuance. The Fedders Convertible Preferred Stock will constitute a new series of capital stock of Fedders and there has been no trading market for such shares. The NYCOR Common Stock and the NYCOR Class A Stock are included for quotation on the NASDAQ/NMS (symbols: NYCO and NYCOA, respectively).

     The following table sets forth the high and low reported last sale prices per share of Fedders Common Stock and Fedders Class A Stock as reported on the NYSE Composite Transactions Tape during the first three fiscal quarters of Fedders' 1996 fiscal year (through April 30, 1996) and on a quarterly basis for the two fiscal years ended August 31, 1995 and 1994. If the Fedders Average Price is less than $6.25, shares of Fedders Convertible Preferred Stock will be issued in the Merger and the market value thereof per share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock will depend on market conditions, although it is expected that the features of the Fedders Convertible Preferred Stock will be fixed to support an initial market value of $6.25 per share. There can be no guarantee that the Fedders Convertible Preferred Stock, when issued, will trade at that price or, if it does, for how long, as matters beyond the control of Fedders or NYCOR may impact its market value. If the Fedders Average Price is at or above $6.25, each share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock will be converted into the right to receive shares of Fedders Class A Stock determined by dividing $6.25 by the Fedders Average Price and, in that circumstance, the equivalent price per share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock would be $6.25.

                                 MARKET PRICES

                                    FEDDERS

                                                          COMMON                    CLASS A
                                                     ----------------           ----------------
                                                     HIGH         LOW           HIGH         LOW
                                                     ----         ---           ----         ---
FISCAL 1994
First Quarter......................................    3 5/16      2 1/2         --          --
Second Quarter.....................................    4 1/8       3 1/8         --          --
Third Quarter......................................    4 3/4       3 1/2         --          --
Fourth Quarter.....................................    4 3/8       3 1/2         --          --
FISCAL 1995
First Quarter......................................    6 1/4       3 7/8          4  3/8      3  1/4
Second Quarter.....................................    6 1/8       5              4  3/4      3  5/8
Third Quarter......................................    6 1/8       5 1/4          4  3/4      4
Fourth Quarter.....................................    7 7/8       5 3/8          5  3/8      4  1/8
FISCAL 1996
First Quarter......................................    6 3/4       5 1/4          5           3  3/4
Second Quarter.....................................    6 3/4       5              5  5/8      3  7/8
Third Quarter (through April 30, 1996).............    7           6              6  1/4      5  3/8

     The following table sets forth the high and low last reported sales prices per share of NYCOR Common Stock and NYCOR Class A Stock as reported on the NASDAQ/NMS during the first two quarters of 1996 (through April 30, 1996) and on a quarterly basis for the two years ended December 31, 1995 and 1994.

                                     NYCOR

                                                            COMMON                  CLASS A
                                                       ----------------         ----------------
                                                       HIGH         LOW         HIGH         LOW
                                                       ----         ---         ----         ---
1994
First Quarter........................................    5 1/2       3 7/8        4  3/4      3  1/4
Second Quarter.......................................    4 3/4       3 1/2        4  1/2      3  1/8
Third Quarter........................................    5 1/8       2 3/4        5           2  1/2
Fourth Quarter.......................................    3           2 1/8        2  7/8      2
1995
First Quarter........................................    3 1/4       2 5/8        2  7/8      2  1/4
Second Quarter.......................................    2 15/16     2 3/8        2  3/4      2  3/8
Third Quarter........................................    3 1/8       2 3/8        3  1/8      2  3/8
Fourth Quarter.......................................
1996
First Quarter........................................    5 7/16      4 7/8        5  1/2      4  7/8
Second Quarter (through April 30, 1996)..............    5 1/4       5 1/8        5  1/4      5  1/8

     The Board of Directors of Fedders reinstated its regular quarterly cash dividend of two cents per share of Fedders Common Stock and Fedders Class A Stock and 1.8 cents per share of Fedders Class B Stock on June 27, 1995, and intends to continue paying quarterly dividends at this level. When appropriate, the Board of Directors of Fedders will also consider extra year-end dividends commencing December, 1996. NYCOR does not have a current program for the payment of dividends.

     On (i) October 30, 1995, the last business day preceding announcement that Fedders and NYCOR had reached an agreement in principle to merge, (ii) November 30, 1995, the last business day preceding public announcement of the signing of the Merger Agreement and (iii) April 30, 1996, a date shortly prior to the mailing of this Proxy Statement-Prospectus, the closing price per share of Fedders Class A Stock was $4 3/8, $4 1/8 and $5 3/4, respectively. Based on such closing prices and the provisions of the Merger Agreement, each share of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock would have been converted into one share of Fedders Convertible Preferred Stock. On such dates, the closing prices per share of NYCOR Common Stock and NYCOR Class A Stock as reported by NASDAQ/NMS were as follows:

                                                           NYCOR COMMON     NYCOR CLASS A
                                                           ------------     -------------
    October 30, 1995.....................................       $2 1/8           $ 2 9/32
    November 30, 1995....................................        4 7/8             4 3/4
    April 30, 1996.......................................        5 1/8             5 1/8

     The stockholders of Fedders and of NYCOR are advised to obtain current market quotations for Fedders Common Stock, Fedders Class A Stock, NYCOR Common Stock, and NYCOR Class A Stock.

     The ratio of earnings to fixed charges of Fedders for the fiscal years ended August 31, 1995 and 1994 and for the six months ended February 29, 1996 were 12.4, 5.2 and 12.5 respectively. The actual deficiency of earnings versus fixed charges for the years ended August 31, 1993 and 1992 and the eight months ended August 31, 1991 were $2,340,000, $24,965,000 and $13,666,000, respectively. If Fedders Convertible Preferred Stock is issued upon consummation of the Merger, the ratio of earnings to combined fixed charges and preferred stock dividends of Fedders on a pro forma basis for the year ended August 31, 1995 and the six months ended February 29, 1996 would have been 5.3 and 2.9, respectively. For purposes of computing the foregoing pro forma ratios, Fedders has assumed that the number of shares of Fedders Convertible Preferred Stock issued in the Merger would equal the aggregate number of shares of Common Stock, Class A Stock and Class B Stock of NYCOR outstanding.

                      DESCRIPTION OF FEDDERS CAPITAL STOCK

     The descriptive information supplied herein outlines certain provisions of the Fedders Charter, the By-Laws of Fedders and the DGCL. The information does not purport to be complete and is qualified in all respects by reference to the provisions of the Fedders Charter, the By-Laws of Fedders and of the DGCL.

AUTHORIZED CAPITAL

     The authorized capital stock of Fedders currently consists of 102,500,000 shares consisting of 60,000,000 shares of Common Stock, par value $1.00 per share (i.e., the Fedders Common Stock), 30,000,000 shares of Class A Stock, par value $1.00 per share (i.e., the Fedders Class A Stock), 7,500,000 shares of Class B Stock, par value $1.00 per share (i.e., the Fedders Class B Stock), and 5,000,000 shares of Preferred Stock, par value $1.00 per share. At the Fedders Annual Meeting, the stockholders of Fedders will be asked to approve the Amendments to the Fedders Charter increasing the authorized number of shares of Fedders Common Stock, Fedders Class A Stock, and Preferred Stock to 80,000,000, 60,000,000 and 15,000,000, respectively. See "Proposal No. 3 -- Amendments of Fedders Charter to Increase the Number of Authorized Shares of Fedders Common Stock, Class A Stock and Preferred Stock". If the stockholders of Fedders do not approve the Amendments increasing the authorized number of shares of Fedders Common Stock, Fedders Class A Stock and Preferred Stock of Fedders, Fedders will have the right to terminate the Merger Agreement.

     As of March 29, 1996, 18,989,298 shares of Fedders Common Stock, 19,111,594 shares of Fedders Class A Stock and 2,267,206 shares of Fedders Class B Stock were issued and outstanding. As of such date none of the Preferred Stock of Fedders was issued. The Preferred Stock of Fedders is issuable in one or more series and, with respect to any series, the Board of Directors of Fedders is authorized to fix the numbers of shares, dividend rates, liquidation prices, liquidation rights of holders, redemption, conversion and voting rights and other terms of the series.

FEDDERS CONVERTIBLE PREFERRED STOCK

     If Fedders Convertible Preferred Stock is issued upon consummation of the Merger, the relative rights and preferences thereof will be as described below.

  Dividend Rights

     Subject to the prior rights of any additional series of Preferred Stock of Fedders hereafter created, the holders of the shares of Fedders Convertible Preferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Company out of funds of the Company legally available for payment of cash dividends at the annual rate estimated to be $0.156 per share. Dividends would be payable quarterly in arrears on April 1, July 1, October 1 and January 1 of each year, commencing October 1, 1996, except that if any such date is not a business day in New York City then such dividend shall be payable on the next such succeeding business day (each such date on which a dividend is payable, a "Dividend Payment Date"). Dividends on the Fedders Convertible Preferred Stock will be cumulative from the date of original issue and will be payable to holders of record of the Fedders Convertible Preferred Stock as they appear on the books of the Company on such respective dates as may be fixed by the Board of Directors of the Company in advance of the payment of each particular dividend. Accumulations of dividends will not bear interest.

     So long as the Fedders Convertible Preferred Stock is outstanding, the Company may not declare or pay any dividend on Fedders Common Stock, Fedders Class A Stock or Fedders Class B Stock or other stock ranking junior to or on a parity with the Fedders Convertible Preferred Stock (other than a dividend payable in Fedders Common Stock or other junior stock), or acquire Fedders Common Stock, Fedders Class A Stock or Fedders Class B Stock or any other stock ranking junior to or on a parity with the Fedders Convertible Preferred Stock (except by conversion into or exchange for stock of the Company ranking junior to the Fedders Convertible Preferred Stock), unless the full cumulative dividends on the Fedders Convertible Preferred Stock have been paid, or contemporaneously are declared and paid, through the last Dividend Payment Date. Should dividends not be paid in full on the Fedders Convertible Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Fedders Convertible Preferred Stock, all dividends declared on the Fedders Convertible Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Fedders Convertible Preferred Stock will be declared pro rata, so that the amount of dividends declared per share on the Fedders Convertible Preferred Stock and such other preferred stock will bear to each other the same ratio that accumulated dividends per share on the shares of Fedders Convertible Preferred Stock and such other preferred stock bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Fedders Convertible Preferred Stock which may be in arrears.

  Voting Rights

     Except as indicated below or as required by the DGCL, the holders of the Fedders Convertible Preferred Stock will not be entitled to vote.

     If at any time dividends payable on the Convertible Preferred Stock are in arrears and unpaid in an amount equal to or exceeding the amount of dividends payable thereon for six quarterly dividend periods, the holders of the Convertible Preferred Stock, voting separately as a class with the holders of any other series of Preferred Stock of Fedders so entitled as provided in the certificate of designation of such series, will have the right to elect two directors of Fedders, such directors to be in addition to the number of directors constituting the Fedders Board immediately prior to the accrual of that right. So long as the Fedders Board is divided into classes, the two directors of Fedders so elected by the holders of shares of the Convertible Preferred Stock and of such other series of Preferred Stock of Fedders so entitled will be elected to the two classes with the longest remaining terms. Such voting right will continue for the Convertible Preferred Stock until all dividends accumulated and payable on the Convertible Preferred Stock have been paid in full, at which time such voting rights of the holders of the Convertible Preferred Stock will terminate, subject to revesting in the event of a subsequent similar arrearage. Upon any termination of such voting right with respect to the Convertible Preferred Stock and any other series of Preferred Stock of Fedders which may then have such right, subject to the requirements of the DGCL, the term of office of the directors elected by the holders of the Preferred Stock of Fedders voting separately as a class will terminate.

     The approval of the holders of at least 66 2/3% of the shares of Convertible Preferred Stock then outstanding will be required to amend, alter or repeal any of the provisions of the Fedders Charter or the Certificate of Designation of the Convertible Preferred Stock or to authorize any reclassification of the Convertible Preferred Stock, in either case so as to affect adversely the preferences, special rights or powers of the Convertible Preferred Stock, either directly or indirectly or through a merger or consolidation with any corporation. A similar 66 2/3% vote is required (a) to authorize or create any class of stock senior to the authorized class of Preferred Stock of Fedders as to dividends and distributions upon liquidation;
(b) to create any series of the Preferred Stock of Fedders ranking senior to the Convertible Preferred Stock as to dividends or distributions upon liquidation; or (c) to increase the authorized amount of the Preferred Stock of Fedders.

  Liquidation Rights

     In the event of any dissolution, liquidation or winding up of the affairs of Fedders, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of Fedders, the holders of the Fedders Convertible Preferred Stock would be entitled to receive (before any distribution or payment is made to holders of Fedders Common Stock, Fedders Class A Stock or Fedders Class B Stock), out of the net assets of Fedders, $6.25 per share, plus an amount equal to all dividends unpaid on shares of such series to the Dividend Payment Date next preceding the date fixed for distribution, and no more. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Fedders Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. A consolidation, merger or sale of all or substantially all of the assets of the Company will not be considered a liquidation, dissolution or winding-up for this purpose.

  Conversion Rights

     The holders of Fedders Convertible Preferred Stock would be entitled at any time to convert the shares of Fedders Convertible Preferred Stock into Fedders Class A Stock at the rate of one share of Fedders Class A Stock for each share of Fedders Convertible Preferred Stock subject to adjustment as set forth below.

     No adjustment with respect to dividends on Fedders Convertible Preferred Stock or any dividend on the Fedders Class A Stock issued upon conversion will be made upon conversion of shares of Fedders Convertible Preferred Stock. The registered holder of shares of Fedders Convertible Preferred Stock at the close of business on a dividend payment record date will be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof subsequent to such record date.

     The conversion rate is subject to adjustment upon the occurrence of any of the following events: the subdivision or combination of outstanding shares of Fedders Class A Stock; the payment of dividends in shares of Fedders Class A Stock; the issuance of rights or warrants to holders of Fedders Class A Stock entitling them to acquire shares of Fedders Class A Stock (or securities convertible into or exchangeable for such shares) at less than the current market price per share (as defined) of Fedders Class A Stock; or the distribution to holders of Fedders Class A Stock of evidences of indebtedness or securities or assets (excluding cash dividends payable out of consolidated earnings or retained earnings or dividends payable in shares of Fedders Class A Stock) or rights or warrants to subscribe for securities of the Company or any of its subsidiaries (other than those referred to above). In case of any reclassification or change in the Fedders Class A Stock (other than a change in par value or a subdivision or combination), any consolidation or merger of the Company with or into any other corporation (other than a merger in which the Company is the surviving corporation), or any sale or transfer of substantially all the assets of the Company, any holder of the Fedders Convertible Preferred Stock would be entitled, after the occurrence of any such event, to receive on conversion the consideration which the holder would have received had he converted immediately prior to the occurrence of the event. No adjustment in the conversion rate is required unless it would result in at least a 1% increase or decrease in that rate; however, any adjustment not made is carried forward.

  Optional Redemption

     The Fedders Convertible Preferred Stock is redeemable in whole or in part, at the sole option of the Company, at the redemption price of $6.25, plus unpaid dividends to the Dividend Payment Date next preceding the date of such redemption, in cash or in equivalent value of Fedders Class A Stock, at any time. If less than all the outstanding shares of Fedders Convertible Preferred Stock are to be redeemed, the Company will select those to be redeemed by lot or by such other equitable method as the Board of Directors may direct.

     Notice of redemption will be mailed to each holder of Fedders Convertible Preferred Stock to be redeemed at the address of such holder shown on the books of the Company not less than 30 days nor more than 60 days prior to the redemption date. If the Company provides monies as specified in such notice, on and after the redemption date, dividends will cease to accumulate on shares of Fedders Convertible Preferred Stock called for redemption and all rights of the holders thereof as stockholders of the Company (except the right to receive the redemption price without interest) will cease.

  Listing and Transfer Agent

     Application will be made to list the Fedders Convertible Preferred Stock on the New York Stock Exchange.

     Bank of Boston, P.O. Box 644, Boston, Massachusetts 02102-0644, has been appointed as the transfer agent and registrar for the Fedders Convertible Preferred Stock.

FEDDERS COMMON STOCK

  Dividend Rights

     Subject to the prior rights of the holders of the Fedders Convertible Preferred Stock and any additional series of Preferred Stock of Fedders hereafter issued, holders of Fedders Common Stock, Fedders Class A Stock and Fedders Class B Stock are entitled to receive such dividends and other distributions in cash, stock or property of Fedders as may be declared thereon by the Board of Directors of Fedders from time to time out of assets or funds of Fedders legally available therefor, provided, that in the case of cash dividends, if at any time a cash dividend is paid on the Fedders Common Stock, a cash dividend of equal amount must be paid on the Fedders Class A Stock and a cash dividend must also be paid on the Fedders Class B Stock in an amount per share of Fedders Class B Stock equal to 90% of the amount of the cash dividend paid on each share of Fedders Common Stock. In the case of a dividend or other distribution payable in stock of Fedders other than Preferred Stock of Fedders, unless the dividend or distribution is solely of shares of Fedders Class A Stock, in which case a dividend or distribution payable solely in shares of Fedders Class A Stock may be made with respect to shares of Fedders Common Stock, Fedders Class A Stock and Fedders Class B Stock, only shares of Fedders Common Stock may be distributed with respect to Fedders Common Stock, only shares of Fedders Class A Stock may be distributed with respect to Fedders Class A Stock and only shares of Fedders Class B Stock may be distributed with respect to Fedders Class B Stock, in each case, in an amount per share equal to the amount per share paid with respect to the Fedders Common Stock.

  Voting Rights

     Each share of Fedders Common Stock is entitled to one vote per share on all matters submitted to the stockholders of Fedders. In most cases, including the election of directors, the holders of the Fedders Common Stock vote together with the holders of Fedders Class B Stock. However, under certain circumstances, including any amendment to the Fedders Charter, any merger or consolidation of Fedders, the sale of all or substantially all of the assets of Fedders or the dissolution of Fedders, the holders of the Fedders Common Stock have the right to approve such action voting separately as a class.

  Liquidation Rights

     After payment in full of amounts payable to the holders of the Preferred Stock of Fedders of all series, the remaining assets and funds of Fedders would be divided among and paid ratably to the holders of the Fedders Common Stock and Fedders Class A Stock (including those persons who become holders of Fedders Common Stock by reason of converting their shares of Fedders Class B Stock).

  Listing and Transfer Agent

     The Fedders Common Stock is listed on the New York Stock Exchange under the symbol FJC.

     Bank of Boston, P.O. Box 644, Boston, Massachusetts 02102-0644, is the transfer agent and registrar for the Fedders Common Stock.

FEDDERS CLASS A STOCK

  Dividend Rights

     For a description of the dividend rights of the holders of Fedders Class A Stock, see "Fedders Common Stock -- Dividend Rights."

  Voting Rights

     The holders of Fedders Class A Stock have no voting rights other than as required under the DGCL. Under the DGCL, the holders of Fedders Class A Stock would have the right to vote separately as a class on any amendment to the Fedders Charter if such amendment would increase or decrease the aggregate number of authorized shares of Fedders Class A Stock, increase or decrease the par value of Fedders Class A Stock or alter or change the powers, preferences or special rights of the shares of Fedders Class A Stock so as to affect them adversely.

  Liquidation Rights

     For a description of the liquidation rights of the holders of Fedders Class A Stock, see "Fedders Common Stock -- Liquidation Rights."

  Change of Control

     In the event of a merger or consolidation of Fedders with or into another entity (whether or not Fedders is the surviving entity), the holders of Fedders Class A Stock are entitled to receive the same per share consideration in such merger or consolidation as is received by the holders of Fedders Common Stock, if any.

  Conversion

     All outstanding shares of Fedders Class A Stock will be converted into fully paid and nonassessable shares of Fedders Common Stock, immediately and without any action on the part of the holders thereof, in the event the Fedders Class B Stock is converted into Fedders Common Stock in accordance with the provisions of the Fedders Charter. See, "Fedders Class B Stock -- Conversion."

  Listing and Transfer Agent

     The Fedders Class A Stock is listed on the New York Stock Exchange under the symbol FJA.

     Bank of Boston, P.O. Box 644, Boston, Massachusetts 02102-0644, is the transfer agent and registrar for Fedders Class A Stock.

FEDDERS CLASS B STOCK

  Voting Rights

     Each share of Fedders Class B Stock is entitled to one vote on all matters submitted to the stockholders of Fedders, provided that each share of Fedders Class B Stock is entitled to ten votes per share in any election of directors if more than 15% of the shares of Fedders Common Stock outstanding on the record date are owned beneficially by a person or group of persons acting in concert (other than the Board of Directors of Fedders) provided such nomination is not made by one or more of the holders of Fedders Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Fedders Class B Stock outstanding on such record date.

     In addition, under the Fedders Charter, the holders of the Fedders Class B Stock have the right to vote separately as a class on certain matters. These matters include any amendment to the Fedders Charter, any merger or consolidation of Fedders, any sale of all or substantially all of the assets of Fedders, any dissolution of Fedders and any additional issuance of Fedders Class B Stock (except in connection with stock splits and stock dividends).

  Dividend Rights

     The dividend rights of the holders of Fedders Class B Stock are described herein under "Fedders Common Stock -- Dividend Rights."

  Liquidation Rights

     In the event of any liquidation or winding up of Fedders, the holders of Fedders Class B Stock are not entitled to receive any distribution; provided, that, if Fedders Class B Stock is converted into Fedders Common Stock, the holder of Fedders Common Stock so issued would have the rights described herein under "Fedders Common Stock -- Liquidation Rights."

  Restrictions on Transfer

     Under the provisions of the Fedders Charter, the ability of a holder of Fedders Class B Stock to transfer such stock whether by sale, assignment, gift, bequest, appointment or otherwise, can only be made to a Permitted Transferee (as defined in the Fedders Charter).

  Conversion Rights

     Each share of Fedders Class B Stock is convertible at any time by the holder thereof into one share of Fedders Common Stock, with no payment or adjustment on account of dividends accrued or in arrears on Fedders Class B Stock surrendered for conversion or on account of any dividends on Fedders Common Stock issuable on such conversion. Any conversion of Fedders Class B Stock is deemed to occur on the date the certificate therefor is surrendered, and the person or persons entitled to receive Fedders Common Stock issuable upon conversion of Fedders Class B Stock shall be treated for all purposes as the record holder of such Fedders Common Stock on such date.

     At any time when the number of outstanding shares of Fedders Class B Stock falls below 5% of the aggregate number of the issued and outstanding shares of Fedders Common Stock and Fedders Class B Stock, or the Board of Directors of Fedders and the holders of a majority of the outstanding shares of Fedders Class B Stock approve the conversion of all of Fedders Class B Stock into Fedders Common Stock, then, immediately upon the occurrence of either such event, the outstanding shares of Fedders Class B Stock will be converted into shares of Fedders Common Stock.

  Listing and Transfer Agent

     Fedders Class B Stock is not actively traded. Fedders acts as the transfer agent and registrar for Fedders Class B Stock.

      CERTAIN DIFFERENCES IN THE RIGHTS OF FEDDERS AND NYCOR STOCKHOLDERS

     As corporations organized under Delaware law, both Fedders and NYCOR are corporations subject to the provisions of the DGCL. Upon consummation of the Merger, stockholders of NYCOR will become stockholders of Fedders, and their rights will then be governed by the Fedders Charter and its By-Laws. The provisions of the Fedders Charter and its By-Laws are substantially the same as the provisions of the Certificate of Incorporation and By-Laws of NYCOR insofar as the provisions thereof affect the rights of the stockholders of the respective corporation.

     The most significant differences in the rights of the holders of NYCOR Common Stock, NYCOR Class A Stock and NYCOR Class B Stock following the Merger are:

          1. The holders of NYCOR Common Stock and NYCOR Class B Stock will have no voting rights as holders of Fedders Convertible Preferred Stock or Fedders Class A Stock issued in the Merger or if such holders convert any Fedders Convertible Preferred Stock issued in the Merger into Fedders Class A Stock, except for certain rights to elect two additional directors if dividends on the Fedders Convertible Preferred Stock (if issued) for six quarterly periods are in arrears, or to vote on certain matters related to changes in Fedders' capital stock or as such voting rights are otherwise required by law; and

          2. If Fedders Convertible Preferred Stock is issued in the Merger, the holders will have a preferential right to receive dividends at the annual rate estimated to be $0.156 per share payable quarterly and will, in the event of any voluntary or involuntary liquidation of Fedders be entitled to receive $6.25 plus unpaid dividends to the Dividend Payment Date next preceding the date fixed for distribution before the holders of Fedders Common Stock, Fedders Class A Stock and Fedders Class B Stock would be entitled to receive any distribution.

                                 PROPOSAL NO. 2

                        ELECTION OF DIRECTORS OF FEDDERS

     Stockholders of Fedders may vote for a maximum of three directors at the Fedders Annual Meeting. The nominees for election as directors are Messrs. Salvatore Giordano, Howard S. Modlin and William J. Brennan. Messrs. Giordano, Modlin and Brennan were elected directors at the March 23, 1993 Annual Meeting and are now serving as such. Set forth opposite the name of each nominee and each director is his age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the nominee or director. The Company is not presently aware of any circumstance which would prevent any nominee from fulfilling his duties as a director of the Company.

                                                                                         DIRECTOR
         NAME                            PRINCIPAL OCCUPATION AND AGE                     SINCE
- ----------------------    -----------------------------------------------------------    --------
                                   NOMINEES -- THREE YEAR TERM
Salvatore Giordano        Chairman of the Board of the Company(1)(2); 85                   1945
Howard S. Modlin          Partner, Weisman, Celler, Spett & Modlin(3); 65                  1977
William J. Brennan        Financial Consultant(1)(4); 68                                   1980
                              DIRECTORS -- TWO YEAR REMAINING TERM
Joseph Giordano           President, NYCOR, Inc.(1)(5); 63                                 1961
Clarence Russel Moll      President Emeritus, Widener University(6); 82                    1967
Anthony E. Puleo          President, Puleo Tree Co.(7); 61                                 1994
                              DIRECTORS -- ONE YEAR REMAINING TERM
Sal Giordano, Jr.         Vice Chairman, President and Chief Executive Officer of the      1965
                          Company(1)(2); 57
S. A. Muscarnera          Senior Vice President and Secretary of the Company(1)(2);        1982
                          56

- ---------------
(1) Messrs. Sal Giordano, Jr. and Joseph Giordano are sons, and Mr. Muscarnera is the nephew, of Mr. Salvatore Giordano. Messrs. Salvatore Giordano and Sal Giordano, Jr. are also executive officers and (along with Joseph Giordano, William J. Brennan and S. A. Muscarnera) directors of NYCOR.

(2) Messrs. Salvatore Giordano, Sal Giordano, Jr. and S.A. Muscarnera, have been associated in executive capacities with the Company for more than five years.

(3) Principal occupation during the past five years. The law firm of Weisman, Celler, Spett & Modlin renders legal services to the Company. Mr. Modlin is also a director of General DataComm Industries, Inc. and Trans-Lux Corporation.

(4) Principal occupation during the past five years. Mr. Brennan served as a director of the Company from 1980 to 1987, and was again elected a director in 1989. He is also on the board of directors of CSM Environmental Systems, Inc.

(5) Principal occupation during the past three years. NYCOR is a holding company currently comprising two operating companies, one manufacturing rotary compressors and the other thermoelectric heating and cooling modules. Mr. Giordano was a Senior Vice President of the Company for more than five years prior to his retirement August 31, 1992.

(6) Principal occupation during the past five years. Dr. Moll is also a director of Ironworkers' Savings Bank.

(7) Principal occupation during the past two and one half years. Puleo Tree Co. is an importer of Christmas items and garden furniture. Prior to that Mr. Puleo was President of Boulderwood Corporation.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During the Fiscal Year, the Board of Directors of the Company held 9 meetings. All of the present directors attended 75% or more of such meetings and of meetings of committees of which they were members. Directors who are not employees receive an annual fee of $20,000.

     The Board of Directors has an Audit Committee consisting of Messrs. Clarence Russel Moll, William J. Brennan and Howard S. Modlin. During the Fiscal Year, this committee held 5 meetings. The Audit Committee reviews the audit function with the Company's independent auditors. The Chairman and other members of the Audit Committee receive a fee of $1,000 and $500, respectively, for each meeting they attend.

     The Board of Directors has a Compensation Committee consisting of Messrs. Howard S. Modlin, William J. Brennan and Anthony E. Puleo. During the Fiscal Year, this committee held 2 meetings. The Compensation Committee develops compensation plans for the executive officers of the Company, subject to approval by the Board of Directors. Members of the Compensation Committee serve without remuneration.

     The Company does not have a nominating committee.

                             EXECUTIVE COMPENSATION

     The following information is furnished as to all cash compensation paid by the Company and its subsidiaries during the Fiscal Year to each of the five highest paid executive officers of the Company whose aggregate direct compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                ANNUAL COMPENSATION          AWARDS
                                             --------------------------   ------------
                    (a)                       (b)       (c)       (d)         (g)              (i)
                                                                                            ALL OTHER
                                             FISCAL   SALARY     BONUS      OPTIONS      COMPENSATION(1)
        NAME AND PRINCIPAL POSITION           YEAR       $         $          (#)               $
- -------------------------------------------  ------   -------   -------   ------------   ---------------
Salvatore Giordano.........................   1993    237,133        --      120,000            7,114
  Chairman of the Board of Directors          1994    252,150   282,045      150,000           15,753
                                              1995    245,354   520,365       77,314        3,097,691(2)
Sal Giordano, Jr...........................   1993    307,800        --      590,000            9,234
  Vice Chairman, President and                1994    335,375   282,045      180,000           17,548
  Chief Executive Officer                     1995    352,902   520,365      139,066           32,424
Robert L. Laurent , Jr.....................   1993    186,101        --       85,000            5,583
  Executive Vice President-Finance and        1994    209,725   141,023       95,000            8,425
  Administration, and Chief Financial
     Officer                                  1995    226,489   260,183       50,590           15,281
S. A. Muscarnera...........................   1993    173,633        --      120,000            5,209
  Senior Vice President and                   1994    181,875   141,023       15,000            7,641
  Secretary                                   1995    191,144   260,183       18,750           16,726
Gordon E. Newman...........................   1993     61,990        --       14,063            1,860
  Senior Vice President,                      1994    100,016    21,456           --            3,205
  Supply Chain                                1995    122,498    48,072       22,782            5,123

- ---------------

(1) Includes the Company contribution to savings and investment retirement plans up to the 3% offered to all employees of the Company and in 1995, the dollar value of the benefit of premiums paid for split-dollar life insurance policies projected on an actuarial basis, which cost will be recovered by the Company from the proceeds of such policies (Mr. Sal Giordano, Jr. $6,226; Mr. Robert L. Laurent, Jr. $681; and Mr. S. A. Muscarnera $3,186).

(2) Includes a special award granted to Mr. Giordano in recognition of over fifty years of extraordinary and exemplary service to the Company as its President or Chairman, overseeing the growth of the Company from a $7,000,000 radiator manufacturer to the leading manufacturer of room air conditioners in North America.

OPTIONS/SAR GRANTS TABLE

     The following table sets forth information concerning the grant of stock options and/or stock appreciation rights (SAR's) during the Fiscal Year to the individual executive officers named in the Summary Compensation Table.

     The table shows the number of options granted to each named executive officer, the number of options granted as a percentage of options granted to all employees during the Fiscal Year, the exercise price of each option, the expiration date for each option, and a presentation of the potential realizable value for each option assuming annual rates of stock appreciation of 5% and 10% over each option term.

                      OPTIONS/SAR GRANTS LAST FISCAL YEAR

                                                                                            POTENTIAL
                                                 INDIVIDUAL GRANTS                       REALIZABLE VALUE
                             ---------------------------------------------------------  AT ASSUMED ANNUAL
                                           % OF                                           RATES OF STOCK
                                       TOTAL OPTIONS     EXERCISE                       PRICE APPRECIATION
                             OPTIONS    GRANTED TO        OR BASE                        FOR OPTION TERM
                             GRANTED   EMPLOYEES IN        PRICE                        ------------------
           NAME                (#)      FISCAL YEAR       ($/SH)       EXPIRATION DATE   5%($)     10%($)
- ---------------------------  -------   -------------   -------------   ---------------  -------   --------
Salvatore Giordano.........   37,500                       $3.30        Dec. 31, 1999   $42,478   $ 93,866
                              39,814                        4.50        Aug. 31, 2000    49,499    109,381
                             -------
                              77,314        19.2%
Sal Giordano, Jr...........   37,500                        3.30        Dec. 31, 1999    34,190     75,551
                             101,566                        4.50        Aug. 31, 2000   126,274    279,032
                             -------
                             139,066        34.5%
Robert L. Laurent, Jr......   25,000                        3.30        Dec. 31, 1999    22,793     50,367
                              25,590                        4.50        Aug. 31, 2000    31,815     70,303
                             -------
                              50,590        12.6%
S. A. Muscarnera...........   18,750         4.7%           3.30        Dec. 31, 1999    17,095     37,945
Gordon E. Newman...........   22,782         5.7%           4.50        Aug. 31, 2000    28,324     62,589

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     The following table sets forth the number of shares exercised during the Fiscal Year, the value realized upon exercise, the number of unexercised options at the end of the Fiscal Year, and the value of unexercised in-the-money options at the end of the Fiscal Year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                             NUMBER OF         VALUE OF
                                                                            UNEXERCISED       UNEXERCISED
                                                                              OPTIONS        IN-THE-MONEY
                                                                                AT              OPTIONS
                                                SHARES                       FY-END(#)       AT FY-END($)
                                              ACQUIRED ON      VALUE       -------------     -------------
                                               EXERCISE       REALIZED     EXERCISABLE/      EXERCISABLE/
                    NAME                          (#)           ($)        UNEXERCISABLE     UNEXERCISABLE
- --------------------------------------------  -----------     --------     -------------     -------------
Salvatore Giordano..........................       --            --            450,000E       $   440,257E
                                                                               120,000U            54,278U
Sal Giordano, Jr............................       --            --            459,000E           447,761E
                                                                             1,076,066U         1,892,024U
Robert L. Laurent, Jr.......................       --            --            300,000E           312,877E
                                                                                50,590U            36,071U
S. A. Muscarnera............................       --            --            225,000E           233,246E
                                                                                18,750U            24,750U
Gordon E. Newman............................       --            --             14,063E            24,432E
                                                                                22,782U             2,734U

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of three directors who are not officers or employees of the Company (Howard S. Modlin, William J. Brennan and Anthony E. Puleo). The Committee submitted a plan to the Fedders Board for the Fiscal Year which was approved by the Fedders Board on October 25, 1994.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     In determining the total compensation package for the chief executive officer and all other executive officers for the Fiscal Year, the Committee considered several factors including: the performance of the Company; the individual contribution of each executive officer; the need to attract and retain highly qualified executives in the air conditioning industry necessary to build long-term stockholder value; and the need to link a portion of each executive officer's long-term capital accumulation to the growth in the market value of the Fedders Common Stock. Executive compensation was broken down into three major components; (i) cash compensation, (ii) incentive bonuses, and (iii) stock options.

     Cash compensation for the Fiscal Year is shown on the Summary Compensation Table. For the Fiscal Year, the Committee recommended and the Fedders Board adopted the same incentive plan used for the Company's executive officers for the past three fiscal years. The awards under the plan (the "Executive Plan") are based heavily upon the performance of the Company. In accordance with the terms of the Executive Plan, the executive officers designated by the Fedders Board may receive incentive awards based upon a prescribed formula. The amount of the award ranges from 0.5% to 1.5% of an amount equal to consolidated pre-tax income of the Company minus $1,000,000 ("Adjusted Pre-Tax Income"). With respect to the individuals named in the Summary Compensation Table, the following percentages of Adjusted Pre-Tax Income have been designated: Mr. Salvatore Giordano, 1.5%; Mr. Sal Giordano, Jr., 1.5%; Mr. Robert L. Laurent, Jr., 0.75%; and Mr. S. A. Muscarnera, 0.75%. Under the Executive Plan, the following awards were made for Fiscal Year 1995 performance: Mr. Salvatore Giordano, $520,365, Mr. Sal Giordano, Jr., $520,365, Mr. Robert L. Laurent, Jr. $260,183, and Mr. S.A. Muscarnera, $260,183. Mr. Gordon E. Newman, as Vice President, Supply Chain, qualifies for incentive remuneration under a separate plan. Applying the formula, Mr. Newman earned an incentive award of $48,072.

Respectfully submitted,

COMPENSATION COMMITTEE

Howard S. Modlin -- Chairman
William J. Brennan
Anthony E. Puleo

EMPLOYMENT CONTRACT

     Mr. Salvatore Giordano has an Employment Agreement with the Company, which became effective on March 23, 1993. The material provisions of the Agreement include: (1) an annual base salary of at least $238,000, payable in equal semi-monthly installments; (2) annual participation in all compensatory plans and arrangements of the Company no less favorable than the fiscal year 1993 plans including, but not limited to, a bonus not less than the amount of the fiscal year 1993 bonus (none was paid), and continuing eligibility to be awarded stock options; (3) reimbursement for all expenses incurred while on Company related business; and (4) annual consideration for base salary and plan participation increases, if deemed justified by the Company. The Agreement has a stated expiration date of March 23, 2003, but the term of the Agreement automatically extends and has a remaining term of ten years from any point in time, until the term is finally fixed at a period of ten years from an intervening event, as provided in the Agreement, such as permanent disability or death. During the Fiscal Year, the Company amortized the estimated present value of future non-salary benefits payable under the Agreement based upon certain assumptions, in the amount of $468,000.

PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total stockholder return on the Company's Common Stock with returns on the New York Stock Exchange Composite Index, and stocks included in the "Home Appliance" category by The Value Line Investment Survey.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                AMONG FEDDERS CORPORATION, NYSE COMPOSITE INDEX,
                           AND HOME APPLIANCE STOCKS

      ASSUMES $100 INVESTED ON JANUARY 1, 1990 WITH DIVIDENDS REINVESTED.
                    FISCAL YEARS ENDED AUGUST 31 THEREAFTER.

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         FEDDERS CP      PEER GROUP     BROAD MARKET
1990                                       100             100             100
1991                                    109.81          154.30          121.37
1992                                     58.69          151.07          130.74
1993                                     81.41          232.34          152.29
1994                                    115.49          222.93          162.42
1995                                    159.79          239.32          185.07

                                 PROPOSAL NO. 3

      AMENDMENTS OF FEDDERS' CHARTER TO INCREASE THE NUMBER OF AUTHORIZED
       SHARES OF FEDDERS COMMON STOCK, CLASS A STOCK, AND PREFERRED STOCK

     Subject to the approval of the stockholders of Fedders, the Fedders Board has unanimously adopted the Amendments to the Fedders Charter which will (a) increase the number of the authorized shares of Fedders Common Stock from 60,000,000 to 80,000,000; (b) increase the number of the authorized shares of Fedders Class A Stock from 30,000,000 to 60,000,000; and (c) increase the number of the authorized shares of the Preferred Stock of the Company from 5,000,000 to 15,000,000. The authorized number of shares of Fedders Class B Stock will remain at 7,500,000. Thus, the total number of shares of all classes of capital stock which the Company is authorized to issue will be increased from 102,500,000 to 162,500,000. The Fedders Board approved the Amendments on October 30, 1995 and November 20, 1995.

     The Amendments are necessary to (i) provide additional shares of Fedders Class A Stock for use with the proposed Stock Option Plan VIII, (ii) provide additional shares of Fedders Class A Stock and Preferred Stock for the conversion of the NYCOR Shares to take place as of the Effective Time of the Merger, and (iii) provide additional shares of Fedders Common Stock to be available upon conversion of the Fedders Class A Stock and/or Fedders Class B Stock under limited circumstances, as provided in the Fedders Charter.

     The proposed increase in the number of authorized shares of Fedders Class A Stock by 30,000,000 shares is needed to have an adequate supply of Fedders Class A Stock available to issue to holders of the Common Stock, Class A Stock and Class B Stock of NYCOR upon consummation of the Merger if the Fedders Average Price is at or above $6.25, to issue upon conversion of the Fedders Convertible Preferred Stock which would be issued upon consummation of the Merger if the Fedders Average Price is less than $6.25, and to optionees upon exercise of options which might be granted under the Fedders Stock Option Plan VIII if such Plan is approved. The proposed increase in the number of authorized shares of the Preferred Stock of Fedders by 10,000,000 shares is needed to be able to issue a new series of Preferred Stock (the Fedders Convertible Preferred Stock) to holders of the Common Stock, Class A Stock and Class B Stock of NYCOR upon approval of the Merger, if the Fedders Average Price is below $6.25. Finally, the proposed increase in the number of authorized shares of Fedders Common Stock by 20,000,000 shares is needed to assure an adequate reserve of Fedders Common Stock in the event the shares of Fedders Class A Stock issued in the Merger or issued upon conversion of Fedders Convertible Preferred Stock issued in the Merger or upon exercise of options which might be granted under the Fedders Stock Option Plan VIII are converted into Fedders Common Stock as provided in the Fedders Charter.

     The Fedders Board would be authorized to provide for the issue from time to time of the authorized but unissued shares of the Preferred Stock of Fedders, Fedders Common Stock and Fedders Class A Stock without further stockholder approval. The Fedders Board would continue to have the right to fix the relative rights and preferences, including voting, dividend and liquidation rights, of any additional series of Preferred Stock of Fedders created after approval of the Amendments and the filing of an amendment to the Fedders Charter with the Secretary of State of Delaware. Such uses might include additional stock option plans, dividends, acquisitions, financing, and other general corporate purposes.

     The relative rights and preferences of the Fedders Common Stock, Fedders Class A Stock, Fedders Class B Stock and the Fedders Convertible Preferred Stock which might be issued upon consummation of the Merger, as well as the circumstances under which additional shares of Fedders Common Stock would be issued upon conversion of the Fedders Class A Stock following the conversion of the Fedders Class B Stock, are described herein under "Proposal No.
1 -- Description of Fedders Capital Stock." Other than the shares of Fedders Convertible Preferred Stock or Fedders Class A Stock to be issued in the Merger, the conversion of any Fedders Convertible Preferred Stock into Fedders Class A Stock and the exercise of outstanding options or options which may be granted under Fedders' Stock Option Plan VIII described herein under "Proposal No.
4 -- Approval of Fedders' Stock Option Plan VIII," the Fedders Board does not have any current intention of issuing additional shares of capital stock. If the Amendments are approved, the Fedders Board would have the authority to authorize the issuance of the additional shares of Fedders Common Stock, Fedders Class A Stock and Preferred Stock of Fedders without the approval of the stockholders of Fedders.

     The issuance of additional shares of either Fedders Convertible Preferred Stock or Fedders Class A Stock, would, if converted to Fedders Common Stock dilute the voting power of existing holders of Fedders Common Stock. The additional shares could also dilute earnings per share of existing Fedders Common Stock and Fedders Class A Stock if NYCOR's operations do not contribute sufficient earnings to offset the dividends on the Fedders Convertible Preferred Stock, if issued, or the increase in the number of shares of Fedders Class A Stock outstanding.

     If the Amendments are not authorized, Fedders will not have sufficient authorized but unissued and unreserved shares of capital stock to consummate the Merger. If the stockholders approve the adoption of the Amendments to the Fedders Charter, the Company will file a certificate with the Secretary of State of the State of Delaware as soon as reasonably practicable after the Fedders Annual Meeting reflecting the changes resulting from the Amendments, such changes to become effective on the filing thereof.

                                 PROPOSAL NO. 4

                  APPROVAL OF FEDDERS' STOCK OPTION PLAN VIII

     On October 24, 1995, the Fedders Board adopted the Fedders Stock Option Plan VIII (the "Plan") and directed that adoption of the Plan be submitted for approval of the Company's stockholders at the Fedders Annual Meeting. The Plan is intended as a means of rewarding outstanding performance and to enable the Company to maintain a competitive position in attracting and retaining key personnel necessary for growth and profitability. Under the Plan, the Fedders Board may grant options to key employees, other eligible employees, non-employee directors, consultants, and employees of companies with which the Company has entered or enters into a joint venture or similar business relationship (collectively, the "Optionees"), who contribute and are expected to contribute materially to the success of the Company. The Fedders Board may also grant options to purchase a limited number of shares to all other employees of the Company. The Fedders Board recommends that the stockholders approve the adoption of Stock Option Plan VIII, in order that this broad-based incentive program can continue.

SUMMARY OF PLAN

     The basic provisions of the Plan are described below. This description is qualified in its entirety by reference to the full text of the Plan, which is set forth in Annex F attached hereto.

     1. 5,000,000 shares of Fedders Common Stock, and 5,000,000 shares of Fedders Class A Stock, are to be reserved for issuance under the Plan. Notwithstanding the duplicate reservation of shares, the total aggregate number of shares available under the Plan is 5,000,000 which may be issued as either Fedders Common Stock or Fedders Class A Stock at the discretion of the Fedders Board. The number of shares reserved is subject to adjustment by reason of certain specified changes in the capitalization of the Company. As of December 31, 1995, the fair market value of 5,000,000 shares of Fedders Common Stock was $28,750,000, and the fair market value of 5,000,000 shares of Fedders Class A Stock was $21,250,000. As noted above, no more than 5,000,000 shares may be issued upon exercise of options granted under the Plan.

     2. Both non-qualified options and "incentive stock options" as defined in
Section 422A of the Code, may be granted under the Plan. Incentive stock options may be granted only to employees, while non-qualified stock options may be granted to all Optionees. The Plan shall be administered by the Fedders Board, who shall select the Optionees to be granted stock options, the appropriate type of option to be granted (incentive or non-qualified), the class of the Company's stock in which the option will be granted, and the number of shares covered by each option.

     3. The granting of an option under the Plan shall take place whenever the Fedders Board shall make such grant and designate the person to receive the option. Each option shall be evidenced by the execution of the Company's standard "Stock Option Contract," as amended by the Fedders Board from time-to-time.

     4. The Plan shall terminate on October 24, 2005, and no option shall be granted under the Plan after that date.

     5. The option price at which options may be granted shall not be less than the fair market value of the Fedders Common Stock or Fedders Class A Stock, as applicable, on the date the option is granted, except that if the Optionee would own more than 10% of the outstanding shares of voting stock if the option were to be exercised on the date of grant, the exercise price of such option which is an incentive stock option shall be not less than 110% of the market price for such shares on the date of grant.

     6. The term of each option shall be for a period not exceeding ten years from the date of grant thereof (but only five years if the Optionee owns more than 10% of the voting power).

     7. Except as expressly provided in the Plan, which includes the right to grant options to non-employee directors, consultants and employees of companies with which the Company has entered or enters into a joint venture or similar business relationship, no option granted under the Plan may be exercised during the life of the Optionee unless the Optionee remains in the continuous employ of the Company or one of its subsidiaries from the date of grant to the date of exercise. The options shall be exercisable in whole or in part from time to time during the term thereof as may be determined by the Fedders Board and stated in the option; provided, however, that unless otherwise provided by the Fedders Board, no option may be exercised prior to the first anniversary of the date of the grant of such option.

     8. Payment for shares purchased must be made in full in cash or by the surrender of previously owned shares of Fedders Common Stock or Fedders Class A Stock, as applicable, valued at the market price for such shares at the time of exercise of the option under the Plan.

     9. The Fedders Board may grant stock appreciation rights to Optionees, subject to terms set by the Fedders Board. Each right will relate to a specific option granted under the Plan and may be granted simultaneously with or subsequent to the grant of the option. A right will entitle the recipient thereof to elect to receive, as an alternative to exercising a related option and without payment of cash to the Company, that number of shares of Fedders Common Stock, or Fedders Class A Stock, as applicable, having an aggregate fair market value which is equal to the difference between the aggregate fair market value of the shares of Fedders Common Stock or Fedders Class A Stock, as applicable, subject to the related option on the exercise date and on the date, as determined by the Fedders Board, that the related option or right was granted to the Optionee. In lieu of paying any such right totally in shares of Fedders Common Stock or Fedders Class A Stock, as applicable, the Fedders Board may elect to pay the right totally in cash or partly in cash and partly in shares of Fedders Common Stock or Fedders Class A Stock, as applicable. A right may be exercisable only during the period the related option is exercisable. The number of shares that may be purchased pursuant to an exercise of a related option will be reduced to the extent such shares are used in calculating the number of shares or cash to be received pursuant to an exercise of a related right. In addition, each share subject to the related option may be used only once to calculate the number of shares or cash to be received pursuant to exercise of a right. No options or stock appreciation rights have been granted under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of stock options under present law are generally as follows:

Incentive Stock Options

     The Optionee will recognize no income, for regular income tax purposes, upon either the grant or the exercise of an incentive stock option, and the Company will not be allowed a deduction for federal income tax purposes upon either the grant or the exercise of an incentive stock option. Although the Optionee will not recognize income, for regular income tax purposes, upon the exercise of an incentive stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option price will be an item of tax preference for purposes of the alternative minimum tax. If the Optionee holds the shares acquired upon exercise of an incentive stock option for at least two years from the date the option was granted and for at least one year from the date the shares were transferred to the Optionee, any gain or loss recognized upon a subsequent sale of the shares will, for regular income tax purposes, constitute capital gain or loss. The amount of the capital gain or loss will be the difference between the sales proceeds and the option price. If the Optionee sells the shares acquired upon exercise of an incentive stock option before satisfying the applicable two-year and one-year periods, special rules apply. For example, if the shares have not changed in value after the date of exercise and if the Optionee is not subject to the requirements of Section 16(b) of the Exchange Act, the Optionee will, in the year of the sale, recognize additional compensation equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to a deduction for federal income tax purposes at the same time that the Optionee recognizes this additional compensation and in the same amount.

Non-Qualified Stock Options

     With respect to options which do not qualify as incentive stock options, the Optionee will recognize no income upon the grant of the option and, upon exercise, will recognize additional compensation equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company will be entitled to a deduction for federal income tax purposes at the same time and for the same amount which the Optionee is required to recognize as additional compensation. Upon a subsequent disposition of the shares received under the option, the Optionee will recognize capital gain or loss, as the case may be, equal to the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition. Special rules apply if the Optionee is subject to the requirements of Section 16(b) of the Exchange Act.

Stock Appreciation Rights

     The Optionee will recognize additional compensation upon the exercise of a stock appreciation right in an amount equal to the cash received or the fair market value of the shares received on the exercise date. Special rules apply if the Optionee is subject to the requirements of Section 16(b) of the Exchange Act.

ELIGIBLE EMPLOYEES AND NON-EMPLOYEES

     Approximately 85 employees and three non-employee directors have been granted options under similar prior option plans. Approximately 1,200 employees may be granted options to purchase a limited number of shares under the Plan. In addition, non-employee consultants and employees of companies with which the Company has entered or enters into joint venture or similar business relationships, are also eligible to receive options under the Plan.

     The Fedders Board unanimously recommends the approval of the Plan.

                                 PROPOSAL NO. 5

          RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS OF FEDDERS

     Pursuant to the recommendations of its Audit Committee, the Board of Directors of Fedders selected the firm of Ernst & Young, LLP ("E&Y") independent auditors, to audit the consolidated financial statements of the Company for the year ended August 31, 1995. The Company's stockholders ratified that selection at their Annual Meeting on December 20, 1994. On May 23, 1995, the Company dismissed E&Y as its independent auditors. The reports of E&Y on the Company's financial statements for the years ended August 31, 1994 and 1993 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Fedders Board approved the decision to change independent auditors upon the recommendation of the Company's Audit Committee. During the last two fiscal years, the Company has not had any disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would require disclosure in this Proxy Statement-Prospectus. There have been no reportable events (as defined in Regulation S-K Item 304(a) (1) (v)). At the Company's request, E&Y furnished a letter addressed to the Commission as required by Item 304 (a) of Regulation S-K. A copy of such letter was attached to the Company's report to the Commission on Form 8-K, dated May 24, 1995 and incorporated herein in its entirety by reference.

     The Company has engaged BDO Seidman, LLP ("BDO") as its new independent auditors as of May 23, 1995. Prior to this engagement, BDO performed audits on the Company's pension plans for the plan years ended October 31 and December 31, 1993. In 1995, BDO provided various services for the Company's foreign subsidiaries, Fedders de Mexico S.A. de C.V. and Fedders Asia Pte. Ltd. BDO has been assisting the Company with work related to prospective foreign investments.

     On recommendation of the Audit Committee, the Board of Directors appointed the firm of BDO, independent auditors, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending August 31, 1996, subject to ratification by the Company's stockholders at the Fedders Annual Meeting. BDO does not have any direct financial interest in the Company.

     Representatives of BDO are expected to be at the Fedders Annual Meeting and will be available to respond to any appropriate questions by stockholders and may make a statement, if they so choose.

     RESALE OF FEDDERS CONVERTIBLE PREFERRED STOCK OR FEDDERS CLASS A STOCK

     The shares of Fedders Convertible Preferred Stock or Fedders Class A Stock to be issued upon consummation of the Merger have been registered under the Securities Act, thereby allowing such shares to be traded freely and without restriction by those holders of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock who receive such shares following consummation of the Merger and who are not deemed to be "affiliates" (as defined under the Securities Act, but generally including directors, certain executive officers and ten percent or more stockholders) of NYCOR or Fedders. Each holder of NYCOR Common Stock, NYCOR Class A Stock or NYCOR Class B Stock who is deemed by NYCOR to be an affiliate will not transfer any Fedders Convertible Preferred Stock or Fedders Class A Stock received by such holder in the Merger except in compliance with the Securities Act. This Proxy Statement-Prospectus does not cover any resales of Fedders Convertible Preferred Stock or Fedders Class A Stock received by affiliates of NYCOR or Fedders.

                                 LEGAL OPINIONS

     The validity of the Fedders Convertible Preferred Stock or the Fedders Class A Stock being offered hereby is being passed upon for Fedders by Cummings & Lockwood, Stamford, CT.

                                    EXPERTS

     The consolidated balance sheet of Fedders as of August 31, 1995 and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended August 31, 1995, included in Fedders Annual Report on Form 10-K for the fiscal year ended August 31, 1995, which is incorporated herein, have been audited by BDO, independent certified public accountants, and are incorporated herein in reliance upon such report given upon the authority of such firm as experts in auditing and accounting. The consolidated balance sheet of Fedders as of August 31, 1994 and the related consolidated statement of operations, stockholders equity and cash flows for the years ending August 31, 1994 and 1993 appearing in Fedders Corporation Annual Report (Form 10-K) for the year ended August 31, 1995, have been audited by E & Y, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The consolidated balance sheet of NYCOR, Inc. as of December 31, 1995 and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended December 31, 1995, included in NYCOR's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, which is included herein, have been audited by BDO, independent certified public accountants, and are included herein in reliance upon such report given upon the authority of such firm as experts in auditing and accounting. The consolidated financial statements of NYCOR for the years ended December 31, 1994 and 1993 included in NYCOR's Annual Report (Form 10-K) for the year ended December 31, 1995, have been audited by E & Y, independent auditors, as set forth in their report thereon included therein. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

              STOCKHOLDER PROPOSALS -- NEXT FEDDERS ANNUAL MEETING

     Fedders anticipates that its next annual meeting of stockholders will be held in December 1996. If any stockholder of Fedders desires to submit a proposal for action at such meeting of stockholders of Fedders, it must be received by Fedders, P.O. Box 813, Liberty Corner, New Jersey 07938 within a reasonable time before its solicitation for that meeting.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by Fedders with respect to the stockholders of Fedders and by NYCOR with respect to the stockholders of NYCOR, except that Fedders and NYCOR have agreed to divide equally the costs of printing the proxy material. To the extent necessary in order to assure sufficient representation at the Fedders Annual Meeting and the NYCOR Special Meeting, such solicitation will be made by the regular employees of Fedders or NYCOR, as the case may be, in the total approximate number of five and four, respectively. Solicitations will be made by mail and may also be made by telegram, telephone and in person. The firm of William F. Doring, Inc. ("Doring") will act as professional proxy solicitators for Fedders and NYCOR. Doring will forward the solicitation materials to brokers, firms, nominees, fiduciaries and other custodians for forwarding to the beneficial owners of shares held in "street name". Doring will also follow up with such brokers, firms, nominees, fiduciaries and custodians to obtain the maximum number of votes of the street name stockholders of Fedders and NYCOR as possible.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER
                                    BETWEEN
                              FEDDERS CORPORATION
                                      AND
                                  NYCOR, INC.

                                                                         ANNEX A
                                                      [COMPOSITE CONFORMED COPY]

                          AGREEMENT AND PLAN OF MERGER

     Agreement entered into this 30th day of November, 1995, [as amended by Amendment No. 1 dated March 15, 1996 and Amendment No. 2 dated as of April 10, 1996] between NYCOR, Inc., a Delaware corporation ("NYCOR") and Fedders Corporation, a Delaware corporation ("FEDDERS"). NYCOR and FEDDERS are sometimes referred to individually as a "Party" and collectively as the "Parties."

     This Agreement contemplates a tax-free merger of NYCOR with and into FEDDERS in a reorganization pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). The NYCOR Stockholders will receive capital stock of FEDDERS in exchange for their capital stock of NYCOR.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

1.  DEFINITIONS.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Annual FEDDERS Meeting" has the meaning set forth in Section 5(c)(ii) below.

     "Breakup Fee" has the meaning set forth in Section 7(c) below.

     "FEDDERS" has the meaning set forth in the preface above.

     "FEDDERS Average Price" means the average closing price of a FEDDERS Class A Share as reported on the Composite Transactions Tape of the New York Stock Exchange for the 15 trading days ending five business days before the date of the Special NYCOR Meeting.

     "FEDDERS Fairness Opinion" has the meaning set forth in Section 5(d) below.

     "FEDDERS Preferred Share" means any share of the Convertible Preferred Stock, $1.00 par value per share of FEDDERS, convertible into a FEDDERS Class A Share at a price of $6.25 per share.

     "FEDDERS Common Share" means any share of the Common Stock, $1.00 par value per share, of FEDDERS.

     "FEDDERS Class A Share" means any share of the Class A Stock, $1.00 par value per share, of FEDDERS.

     "FEDDERS Class B Share" means any share of the Class B Stock, $1.00 par value per share, of FEDDERS.

     "FEDDERS Share" means any share of the FEDDERS Preferred Shares or FEDDERS Class A Shares.

     "Certificate of Merger" has the meaning set forth in Section 2(d)(iii) below.

     "Closing" has the meaning set forth in Section 2(b) below.

     "Closing Date" has the meaning set forth in Section 2(b) below.

     "Confidential Information" means any information concerning the businesses and affairs of FEDDERS or NYCOR and their respective Subsidiaries, and all analyses, compilations, studies or other documents prepared by either Party that contain or otherwise reflect or are generated from such information, but does not include any information that (i) is on the date hereof or hereafter becomes generally available to the public other than as a result of a disclosure in violation of Section 5(f) hereof; or (ii) was available to the other Party on a nonconfidential basis or becomes available to the other Party on a nonconfidential basis from a source not bound by a confidentiality agreement.

     "Definitive FEDDERS Proxy Materials" means the definitive proxy materials relating to the Annual FEDDERS Meeting.

     "Definitive NYCOR Proxy Materials" means the definitive proxy materials relating to the Special NYCOR Meeting.

     "Delaware General Corporation Law" means the General Corporation Law of the State of Delaware, as amended, from time to time.

     "Disclosure Schedule" means the disclosure schedule accompanying this Agreement and initialed by the Parties.

     "Dissenting Share" means any NYCOR Share, the holder of record of which is entitled to and has exercised appraisal rights under the Delaware General Corporation Law.

     "Effective Time" has the meaning set forth in Section 2(e)(i) below.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, as in effect from time to time in the United States of America.

     "IRS" means the Internal Revenue Service.

     "ISRA" means the Industrial Site Recovery Act.

     "Knowledge" means actual knowledge after reasonable investigation.

     "Material Adverse Change" means any developments or changes which would have a Material Adverse Effect.

     "Material Adverse Effect" means a material adverse effect on (i) the business, assets, results of operation or financial condition of a Party and its Subsidiaries taken as a whole or (ii) the ability of such Party to perform its obligations under this Agreement.

     "Merger" has the meaning set forth in Section 2(a) below.

     "NYCOR" has the meaning set forth in the preface above.

     "NYCOR Fairness Opinion" has the meaning set forth in Section 5(d) below.

     "NYCOR Preferred Share " means any share of the $1.70 Convertible Exchangeable Preferred Stock, par value $1.00 per share, of NYCOR.

     "NYCOR Common Share" means any share of the Common Stock, $1.00 par value per share, of NYCOR.

     "NYCOR Class A Share" means any share of the Class A Stock, $1.00 par value per share, of NYCOR.

     "NYCOR Class B Share" means any share of the Class B Stock, $1.00 par value per share, of NYCOR.

     "NYCOR Prospectus" has the meaning set forth in Section 2(c) below.

     "NYCOR Share" shall mean any NYCOR Common Share, NYCOR Class A Share or NYCOR Class B Share.

     "NYCOR Stockholder" means any person who or which holds any NYCOR Common Shares, NYCOR Class A Shares, or NYCOR Class B Shares.

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Party" has the meaning set forth in the preface above.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Prospectus" means the final prospectus relating to the registration of FEDDERS Shares under the Securities Act.

     "Public Report" has the meaning set forth in Section 4(e) below.

     "Registration Statement" has the meaning set forth in Section 5(c)(i) below.

     "Replacement Options" has the meaning set forth in Section 2(d)(iv).

     "Requisite FEDDERS Stockholder Approval" means the affirmative vote of the holders of a majority of the outstanding FEDDERS Common Shares and Class B Shares, voting separately as a class, in favor of this Agreement and the Merger.

     "Requisite NYCOR Stockholder Approval" means the affirmative vote of the holders of a majority of the outstanding NYCOR Common Shares and Class B Shares, voting separately as a class, in favor of this Agreement and the Merger.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease or operating lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Special NYCOR Meeting" has the meaning set forth in Section 5(c)(ii) below.

     "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Surviving Corporation" has the meaning set forth in Section 2(a) below.

2.  BASIC TRANSACTION

     (a) The Merger. On and subject to the terms and conditions of this Agreement, NYCOR will merge with and into FEDDERS (the "Merger") at the Effective Time. FEDDERS shall be the corporation surviving the Merger (the "Surviving Corporation") and the separate existence of NYCOR shall thereupon cease. The Merger shall have the effects set forth in Section 251 of the Delaware General Corporation Law.

     (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of FEDDERS, commencing at 9:00 a.m. local time within five business days following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than the actions referred to in paragraphs (c) and (d) below) or such other date as the Parties may mutually determine (the "Closing Date").

     (c) Actions Prior to the Closing. Sixty (60) days prior to March 15, 1996, NYCOR will give written notice to the holders of the NYCOR Preferred Shares in accordance with the notice provisions set forth in the prospectus for the NYCOR Preferred Shares (the "NYCOR Prospectus") notifying such stockholders that the NYCOR Preferred Shares will be exchanged for debt on March 15, 1996, in accordance with the terms of the NYCOR Prospectus. On March 15, 1996, NYCOR, pursuant to the terms of the NYCOR Prospectus, shall exchange all of the then outstanding shares of the NYCOR Preferred Shares for NYCOR's 8 1/2% convertible subordinated debentures due 2012.

     (d) Actions at the Closing.  At the Closing:

          (i) NYCOR will deliver to FEDDERS the various certificates, instruments, and documents referred to in Section 6(a) below;

          (ii) FEDDERS will deliver to NYCOR the various certificates, instruments, and documents referred to in Section 6(b) below;

          (iii) FEDDERS and NYCOR will file with the Secretary of State of the State of Delaware, a Certificate of Merger in a form agreed to by the Parties (the "Certificate of Merger").

          (iv) FEDDERS will replace all outstanding stock options held by NYCOR employees, officers, directors, non-employee directors and consultants (the "Replacement Options"), under the following terms:. (1) the option price of the Replacement Option and the number of shares of FEDDERS Class A Shares covered by the Replacement Option shall be determined so that the excess of the aggregate fair market value of Class A Shares for which the Replacement Option is granted over the aggregate option price of the Replacement Option shall not be more than the excess of the aggregate fair market value of the stock covered by the former option over the aggregate exercise price of the former option, with fair market value being determined on the date of grant of the Replacement Option; and (2) with respect to a Replacement Option that is an incentive stock option, the ratio of the option price of the Replacement Option for each FEDDERS Class A Share to the fair market value of each FEDDERS Class A Share shall not be less than the ratio of the exercise price of the former option for each share of stock to the fair market value of each share of stock, with fair market value being determined on the date of grant of the Replacement Option. Aside from price and the number of FEDDERS Class A Shares covered, the Replacement Option shall contain terms and conditions identical to those contained in the former option (irrespective of whether those terms and conditions are inconsistent with the provisions of the FEDDERS stock option plan) or such different terms and conditions as the Board of Directors shall, in its sole discretion, determine, provided that if the Replacement Option is an incentive stock option, it shall not contain any terms or conditions that would cause it to fail to meet the requirements of Section 424 of the Internal Revenue Code. Upon issuance of the Replacement Options, the NYCOR option agreements shall be cancelled and be of no further force or effect.

     (e) Effect of Merger.

          (i) General. The Merger shall become effective at the time (the "Effective Time") FEDDERS and NYCOR have filed the Certificate of Merger with the Secretary of State of the State of Delaware. The Merger shall have the effect set forth in the Delaware General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either FEDDERS or NYCOR in order to carry out and effectuate the Merger and the transactions contemplated by this Agreement.

          (ii) Charter. The Charter of FEDDERS in effect at and as of the Effective Time shall remain the Charter of the Surviving Corporation without any modification or amendment in the Merger except that FEDDERS will ask the FEDDERS Stockholders to approve a proposal to amend its articles of incorporation to increase the number of authorized FEDDERS Preferred Shares from 5,000,000 to 15,000,000, FEDDERS Common Shares from 60,000,000 to 80,000,000 and the number of authorized FEDDERS Class A Shares from 30,000,000 to 60,000,000. The name of the Surviving Corporation shall be FEDDERS CORPORATION.

          (iii) Bylaws. The Bylaws of FEDDERS in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without modification or amendment as a result of the Merger.

          (iv) Directors, Officers and Employees.

             (A) At or prior to the Effective Time, the Parties shall take or cause to be taken all necessary action at the Annual FEDDERS Meeting and otherwise such that, at the Effective Time, the Surviving Corporation's Board of Directors shall be the directors then serving on the FEDDERS Board of Directors.

             (B) The officers of the Surviving Corporation shall be the same as the officers of FEDDERS at and as of the Effective Time.

             (C) The employees and directors of NYCOR shall be placed in the same economic position following the Merger as they were immediately prior to the date of the execution of this Agreement with respect to stock options, directors fees, salaries and employee benefits provided by NYCOR.

          (v) Conversion of NYCOR Shares. At and as of the Effective Time, (A) each NYCOR Common Share, NYCOR Class A Share and NYCOR Class B Share (other than any Dissenting Share) shall be converted into the right to receive one FEDDERS Preferred Share with dividend or other features reasonably necessary to support an initial market value of $6.25, if required, unless the FEDDERS Average Price is $6.25 per share or greater, in which case each NYCOR Common Share, NYCOR Class A Share and NYCOR Class B Share (other than any Dissenting Share) shall be converted into the right to receive a number of shares of FEDDERS Class A Shares determined by dividing $6.25 by the FEDDERS Average Price and rounding the quotient to the third decimal place, with fractional Shares being paid in cash and (B) each Dissenting Share shall be converted into the right to receive payment from the Surviving Corporation with respect thereto in accordance with the provisions of the Delaware General Corporation Law; provided, however, that the conversion ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the capitalization of FEDDERS. No NYCOR Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(e)
     (v) after the Effective Time.

          (vi) Stock Certificates. At the Effective Time, each certificate previously representing any NYCOR Shares (other than Dissenting Shares) shall thereafter represent FEDDERS Shares into which such NYCOR Shares have been converted. Certificates representing NYCOR Shares shall be exchanged for certificates representing whole FEDDERS Shares issued in consideration therefor upon the surrender of such certificate in accordance with the provisions hereof.

          (vii) At and after the Effective Time, the holders of certificates representing NYCOR Shares (other than Dissenting Shares) exchanged for FEDDERS Shares pursuant to this Agreement shall cease to have any rights as stockholders of NYCOR except for the right to surrender such stock certificates in exchange for FEDDERS Shares as provided hereunder.

          (viii) FEDDERS Shares. Each FEDDERS Share issued and outstanding at and as of the Effective Time will remain issued and outstanding.

     (f) Procedure for Payment.

          (i) Within a reasonable time after the Effective Time, (A) FEDDERS shall furnish to each of the NYCOR Stockholders a letter of transmittal setting forth the procedure to follow for each of them to surrender their NYCOR Shares and receive one or more stock certificates (issued in the name of the NYCOR Stockholders or their nominees) representing that number of FEDDERS Shares specified in Section 2(e) (v) (A) above.

          (ii) FEDDERS will not pay any dividend or make any distribution on FEDDERS Shares (with a record date at or after the Effective Time) to any record holder of outstanding NYCOR Shares until the holder surrenders for exchange his or its certificates which represented NYCOR Shares.

          (iii) In the event that any stock certificate representing NYCOR Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, FEDDERS will issue or cause to be issued in exchange for such lost, stolen or destroyed certificate the number of FEDDERS Shares into which such shares are converted in the Merger in accordance with this
     Section 2(f). When authorizing such issuance in exchange therefor, the Board of Directors of FEDDERS may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to give FEDDERS a bond in such sum as it may direct as indemnity, or such other form of indemnity, as it shall direct, against any claim that may be made against FEDDERS with respect to the certificate alleged to have been lost, stolen or destroyed.

          (iv) No certificates or scrip for fractional FEDDERS Shares will be issued but each holder of NYCOR Shares who would otherwise be entitled to receive a fractional share (if the FEDDERS Average Price is $6.25 or higher) shall be entitled to receive, in lieu thereof, cash in an amount equal to such fraction multiplied by the closing price of FEDDERS Class A Shares on The New York Stock Exchange on the trading day immediately prior to the Closing Date.

     (g) Closing of Transfer Records. After the close of business on the Closing Date, transfers of NYCOR Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

3.  REPRESENTATIONS AND WARRANTIES OF NYCOR

     NYCOR represents and warrants to FEDDERS that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as the Disclosure Schedule is amended pursuant to Section 5(g) hereof). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

     (a) Organization, Qualification, and Corporate Power. Each of NYCOR and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of NYCOR and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect. Each of NYCOR and its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     (b) Capitalization. The entire authorized capital stock of NYCOR consists of:

          (i) 115,000,000 NYCOR Common Shares, 2,800,019 of which are issued and outstanding; 1,276,500 of which are reserved for issuance upon the conversion of NYCOR Preferred Shares; 4,051,375 of which are reserved for issuance upon the conversion of NYCOR Class A Shares; 713,675 of which are reserved for issuance upon the conversion of NYCOR Class B Shares; and 82,561 of which are held in treasury;

          (ii) 5,000,000 NYCOR Preferred Shares, 1,150,000 of which are issued and outstanding;

          (iii) 100,000,000 NYCOR Class A Shares, 4,051,375 of which are issued; 1,276,500 of which are reserved for issuance upon the conversion of the NYCOR Preferred Shares; 472,500 of which are reserved for issuance upon the exercise of outstanding options; and 178,596 of which are held in treasury; and

          (iv) 7,500,000 NYCOR Class B Shares, 713,675 of which are issued and outstanding.

     All of the issued and outstanding NYCOR Shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require NYCOR to issue, sell, or otherwise cause to become outstanding any of its capital stock except as set forth in the Disclosure Schedule. There are no outstanding stock appreciation rights and there are no outstanding or authorized, phantom stock, profit participation, or similar rights with respect to NYCOR's capital stock.

     (c) Authorization of Transaction. NYCOR has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that NYCOR cannot consummate the Merger unless and until it receives the Requisite NYCOR Stockholder Approval, approval of any lenders who require prior approval, and the requisite governmental approvals. This Agreement constitutes the valid and legally binding obligation of NYCOR, enforceable in accordance with its terms and conditions.

     (d) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which NYCOR or any of its Subsidiaries is subject or any provision of the articles of incorporation or bylaws of NYCOR or any of its Subsidiaries or (ii) conflict with, result in a breach of or constitute a default under, result in the acceleration of, create in any person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which NYCOR or any of its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a Material Adverse Effect on NYCOR and except as set forth in the Disclosure Schedule. Other than in connection with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act, required filings with the SEC, and the provisions of the Delaware General Corporation Law, or as described in the Disclosure Schedule, none of NYCOR and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (e) Financial Statements. The consolidated balance sheets of NYCOR at December 31, 1995 and December 31, 1994, and the consolidated statements of operations, consolidated statements of stockholders' equity and consolidated statements of cash flows of NYCOR for the three years ended December 31, 1995, and the consolidated balance sheet and statement of operations of NYCOR for the three months ended September 30, 1995 (including the related notes and schedules) (the "NYCOR Financials"), have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and fairly present the financial condition of NYCOR and its Subsidiaries as of the indicated dates, and the results of operations of NYCOR and its Subsidiaries for the indicated periods, are correct and complete in all material respects, and are consistent with the books and records of NYCOR and its Subsidiaries; provided, however, that the unaudited interim statements are subject to normal year-end adjustments.

     (f) Events Subsequent to Most Recent Financial Statements. Except as set forth in the Disclosure Schedule, since September 30, 1995, there has not been any Material Adverse Change in the business, financial condition, operations, results of operations, or future prospects of NYCOR and its Subsidiaries taken as a whole.

     (g) Undisclosed Liabilities. Except as set forth in the Disclosure Schedule, none of NYCOR and its Subsidiaries has any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any material liability for taxes, except for (i) liabilities set forth on the balance sheet at September 30, 1995 (or in the notes thereto), and (ii) liabilities which have arisen after September 30, 1995, in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of or was caused by breach of any material contract, breach of warranty, tort, infringement, or material violation of law).

     (h) Taxes. NYCOR and its Subsidiaries have filed, within the time and in the manner required by law, all returns, declarations, information, and statements required to be filed with any federal, state or local tax authority ("Returns"), except for such state and local tax Returns, of which the failure to file would not have a Material Adverse Effect on NYCOR, and all such Returns are correct and complete in all material respects. NYCOR has paid all taxes and assessments that are due and payable and no deficiency has been proposed, asserted or assessed. Except as set forth in the Disclosure Schedule, no examination or audit of any Returns by any governmental agency is currently in progress or, to the knowledge of NYCOR, contemplated. NYCOR is not a party to any tax sharing or allocation agreement and has no actual or potential liability for any tax obligation of any other taxpayer.

     (i) Brokers' Fees. None of NYCOR and its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement except as set forth in the Disclosure Schedule.

     (j) Litigation. Except as set forth in the Disclosure Schedule, there are no material actions, suits or proceedings involving claims by or against NYCOR, either pending or to the knowledge of NYCOR threatened, at law or in equity or before any governmental agency; and there are no writs, judgments, injunctions or decrees of any court or governmental agency binding upon NYCOR.

     (k) Licenses. Except as set forth in the Disclosure Schedule, NYCOR and each of its Subsidiaries has, and is operating in material compliance with, all necessary licenses, certificates and permits from governmental authorities that are material to the conduct of its business. There is no proceeding pending or, to the knowledge of NYCOR, threatened (or any basis therefor) which may cause any such license, certificate or permit that is material to the conduct of the business of NYCOR or any of its Subsidiaries as presently conducted to be revoked, withdrawn, canceled, suspended or not renewed. NYCOR and each of its Subsidiaries are conducting their business in compliance with all laws, rules and regulations applicable thereto, the violation of which would have a Material Adverse Effect on NYCOR and its Subsidiaries, taken as a whole.

     (l) Contracts. The Disclosure Schedule has attached thereto NYCOR's material contracts. Except as set forth in the Disclosure Schedule, each material contract to which NYCOR or any of its Subsidiaries is a party is, valid, binding and in full force and effect. Except to the extent that the consummation of the transactions contemplated by this Agreement may require the consent of third parties, (i) there are no existing defaults by NYCOR and its Subsidiaries and, to the knowledge of NYCOR, by any other party to any of the material revenue producing contracts, and (ii) except as set forth in the Disclosure Schedule, there are no disputes between NYCOR and any other party with respect to the foregoing contracts outside the Ordinary Course of Business.

     (m) Disclosure. The Definitive NYCOR Proxy Materials will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made not misleading; providing, however, that NYCOR makes no representation or warranty with respect to any information that FEDDERS will supply specifically for use in the Definitive NYCOR Proxy Materials. None of the information that NYCOR has supplied or will supply to FEDDERS for use in the Registration Statement, the Prospectus, or the Definitive FEDDERS Proxy Materials, will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they have been or will be made, not misleading.

     (n) Environmental. NYCOR will take all reasonable actions to comply with all obligations imposed upon it under ISRA and any other federal, state or local environmental laws.

4.  REPRESENTATIONS AND WARRANTIES OF FEDDERS.

     FEDDERS represents and warrants to NYCOR that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as the Disclosure Schedule is amended pursuant to Section 5 (g) hereof). The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 4.

     (a) Organization, Qualification and Corporate Power. Each of FEDDERS and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of FEDDERS and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect. Each of FEDDERS and its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     (b) Capitalization. The entire authorized capital stock of FEDDERS consists of (i) 60,000,000 shares of FEDDERS Common Shares 18,908,598 of which are issued and outstanding, 1,050,000 of which are reserved for issuance upon the exercise of currently outstanding options, and none of which are held in treasury; (ii) 30,000,000 shares of FEDDERS Class A Shares, 18,831,376 of which are issued and outstanding and 6,253,000 of which are reserved for issuance upon the exercise of currently outstanding options, (iii) 7,500,000 shares of FEDDERS Class B Shares, 2,267,206 of which are outstanding, and (iv) 5,000,000 shares of Fedders Preferred Shares, 1,718,200 of which were previously issued and none of which are currently outstanding. All of the issued and outstanding FEDDERS Shares have been duly authorized and validly issued and are fully paid and nonassessable. Subject to the outcome of the vote of the FEDDERS stockholders to approve a proposed increase in the number of authorized FEDDERS Common Shares, Class A Shares and Preferred Shares as set forth in Section 6 (a) (ii), all FEDDERS Shares to be issued in the Merger have been duly authorized and, upon consummation of the Merger, will be validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, conversion rights, exchange rights, or other contracts or commitments that would require FEDDERS to issue, sell or otherwise cause to become outstanding any of its capital stock except as set forth in the Disclosure Schedule. There are no outstanding stock appreciation rights, and there are no outstanding or authorized phantom stock, profit participation or similar rights with respect to FEDDERS's capital stock.

     (c) Authorization of Transaction. FEDDERS has full power and authority (including full corporate power and authority) to execute and deliver this Agreement, and to perform its obligations hereunder; provided, however, that FEDDERS cannot consummate the Merger unless and until it receives the Requisite FEDDERS Stockholder Approval, the approval described in Section 6 (a) (ii) below, approval of any lenders who require prior approval, and the requisite governmental approvals. This Agreement constitutes the valid and legally binding obligation of FEDDERS, enforceable in accordance with its terms and conditions.

     (d) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transaction contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which FEDDERS or any of its Subsidiaries is subject or any provision of the charter or bylaws of FEDDERS or any of its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which FEDDERS or any of its Subsidiaries is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a Material Adverse Effect on FEDDERS and except as disclosed in the Disclosure Schedule. Other than in connection with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act, required filings with the SEC, and the provisions of the Delaware General Corporation Law, or as described in the Disclosure Schedule, FEDDERS does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (e) Filings with the SEC. Except as disclosed in the Disclosure Schedule, FEDDERS has timely made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Except as set forth in the Disclosure Schedule, each of the Public Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. Except as set forth in the Disclosure Schedule, none of the Public Reports, as of their respective dates (as amended through the date hereof), contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading on the date filed and the date hereof. FEDDERS has delivered to NYCOR a correct and, complete copy of each Public Report (together with all exhibits and schedules thereto, and as amended through the date hereof).

     (f) Financial Statements. The financial statements included in or incorporated by reference into the Public Reports (including the related notes and schedules), have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and fairly present the financial condition of FEDDERS and its Subsidiaries as of the indicated dates and the results of operations of FEDDERS and its Subsidiaries for the indicated periods, are correct and complete in all material respects, and are consistent with the books and records of FEDDERS and its Subsidiaries; provided, however, that the unaudited interim statements are subject to normal year-end adjustments.

     (g) Events Subsequent to Most Recent Financial Statements. Except as set forth in the Disclosure Schedule, since August 31, 1995, there has not been any Material Adverse Change in the business, financial condition, operations, results of operations, or future prospects of FEDDERS and its Subsidiaries taken as a whole.

     (h) Undisclosed Liabilities. None of FEDDERS and its Subsidiaries has any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any material liability for taxes, except for (i) liabilities set forth on the balance sheet dated as of August 31, 1995 (or in the notes thereto), and (ii) liabilities which have arisen after August 31, 1995 in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by breach of any material contract, breach of warranty, tort, infringement, or violation of law).

     (i) Taxes. FEDDERS and its Subsidiaries have filed, within the time and in the manner required by law, all returns, declarations, information, and statements required to be filed with any federal, state or local tax authority except for such state and local tax returns, of which the failure to file would not have a Material Adverse Effect on FEDDERS ("Returns") and all such Returns are correct and complete in all material respects. FEDDERS has paid all taxes and assessments that are due and payable and no deficiency has been proposed, asserted or assessed. No examination or audit of any Returns by any governmental agency is currently in progress or, to the knowledge of FEDDERS, contemplated. FEDDERS is not a party to any tax sharing or allocation agreement and has no actual or potential liability for any tax obligation of any other taxpayer.

     (j) Brokers' Fees. FEDDERS does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any of NYCOR and its Subsidiaries could become liable or obligated.

     (k) Litigation. Except as set forth in the Disclosure Schedule, there are no material actions, suits or proceedings involving claims by or against FEDDERS, either pending or to the knowledge of FEDDERS threatened, at law or in equity or before any governmental agency; and there are no writs, judgments, injunctions or decrees of any court or governmental agency binding upon FEDDERS.

     (l) Licenses. Except as set forth in the Disclosure Schedule, FEDDERS and each of its Subsidiaries has, and is operating in material compliance with, all necessary licenses, certificates and permits from governmental authorities that are material to the conduct of its business. There is no proceeding pending or, to the knowledge of FEDDERS, threatened (or any basis therefor) which may cause any such license, certificate or permit that is material to the conduct of the business of FEDDERS or any of its Subsidiaries as presently conducted to be revoked, withdrawn, canceled, suspended or not renewed. FEDDERS and each of its Subsidiaries is conducting its business in compliance with all laws, rules and regulations applicable thereto, the violation of which, would have a Material Adverse Effect on FEDDERS and its Subsidiaries, taken as a whole.

     (m) Contracts. Except as set forth in the Disclosure Schedule, each material contract to which FEDDERS is a party, is to FEDDER's knowledge valid, binding and in full force and effect. Except to the extent that the consummation of the transactions contemplated by this Agreement may require the consent of third parties (i) there are no existing defaults by FEDDERS and, to the knowledge of FEDDERS, by any other party to any of the foregoing contracts, and
(ii) except as set forth in the Disclosure Schedule, there are no disputes between FEDDERS and any other party with respect to the foregoing contracts outside the Ordinary Course of Business.

     (n) Disclosure. The Registration Statement, the Prospectus, and the Definitive FEDDERS Proxy Materials will comply with the Securities Act and the Securities Exchange Act in all material respects. The Registration Statement, the Prospectus, and the Definitive FEDDERS Proxy Materials will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that FEDDERS makes no representation or warranty with respect to any information that NYCOR will supply specifically for use in the Registration Statement, the Prospectus, and the Definitive FEDDERS Proxy Materials. None of the information that FEDDERS has supplied or will supply to NYCOR in connection with this Agreement, whether specifically for use in the Definitive NYCOR Proxy Materials or otherwise, will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they have been or will be made, not misleading.

5. COVENANTS.

     The Parties agree as follows with respect to the period from and after the execution of this Agreement until the Closing Date:

          (a) General. Each of the Parties will use all reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

          (b) Notices and Consents. NYCOR and FEDDERS will each give any notices (and will cause each of its Subsidiaries to give any notices) to third parties, and will use its reasonable best efforts to obtain (and will cause each of its Subsidiaries to use its reasonable best efforts to obtain) any third party consents, that the other Party may request in connection with the agreements referred to in Section 3(d) and Section 4(d) above.

          (c) Regulatory Matters and Approvals. Each of the Parties will (and will cause each of its Subsidiaries to) give any notices to, make any filings with, and use all reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(d) and
     Section 4(d) above. Without limiting the generality of the foregoing:

             (i) Securities Act, Securities Exchange Act and State Securities Laws. As promptly as practicable after the date hereof, FEDDERS will prepare and file with the SEC a registration statement on Form S-4 under the Securities Act relating to the offering and issuance of FEDDERS Shares pursuant to the Merger (the "Registration Statement") and preliminary proxy materials under the Securities Exchange Act relating to the Annual FEDDERS Meeting. FEDDERS will use its reasonable best efforts to respond to the comments of the SEC thereon and will make any further filings (including amendments and supplements) in connection therewith that may be necessary, proper, or advisable. NYCOR will provide FEDDERS with whatever information and assistance in connection with the foregoing filings that FEDDERS may reasonably request. FEDDERS will take all actions that may be necessary, proper, or advisable under state securities laws in connection with the offering and issuance of FEDDERS Shares pursuant to the Merger.

             (ii) Delaware General Corporation Law. NYCOR will call a special meeting of its stockholders (the "Special NYCOR Meeting") as soon as practicable in order that stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Delaware General Corporation Law. FEDDERS will call its annual meeting of stockholders (the "Annual FEDDERS Meeting") as soon as practicable in order that its stockholders may consider and vote, among other things, upon the adoption of this Agreement and the approval of the Merger.

             (iii) [NOT APPLICABLE]

          (d) Fairness Opinions. NYCOR will use its best efforts to deliver to FEDDERS on or before the date the Definitive FEDDERS Proxy is mailed to their respective stockholders (i) a copy of an opinion of an investment banker addressed to the Board of Directors of NYCOR as to the fairness of the Merger to NYCOR Stockholders from a financial point of view (the "NYCOR Fairness Opinion"). FEDDERS will use its best efforts to deliver to NYCOR on or before the date the Definitive FEDDERS Proxy is mailed to their respective stockholders (i) a copy of an opinion of an investment banker addressed to the

Board of Directors of FEDDERS as to the fairness of the Merger to FEDDER's stockholders from a financial point of view (the "FEDDER's Fairness Opinion"). The NYCOR Fairness Opinion shall be reasonably satisfactory to NYCOR in form and substance. The FEDDERS Fairness Opinion shall be reasonably satisfactory to FEDDERS in form and substance; provided that nothing herein shall require the Parties to put the NYCOR Fairness Opinion in the FEDDERS Proxy unless required by law.

          (e) Operation of Business. Each Party will not (and will not cause or permit any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business except with the prior written consent of the other Party. Without limiting the generality of the foregoing, without the prior written consent of the other Party:

             (i) Neither Party or its Subsidiaries will authorize or effect any change in its articles of incorporation or charter or its bylaws, except that at the Annual FEDDERS Meeting, FEDDERS may ask the FEDDERS Stockholders to approve a proposal to amend its articles of incorporation to increase the number of authorized FEDDERS Preferred Shares from 5,000,000 to 15,000,000, FEDDERS Common Shares from 60,000,000 to 80,000,000 and the number of authorized FEDDERS Class A Shares from 30,000,000 to 60,000,000, and as otherwise contemplated hereby;

             (ii) Neither Party or its Subsidiaries will (A) grant any options, warrants, other rights to purchase or obtain any of its capital stock, except for grants of options to employees, consultants or non-employee directors under existing stock incentive plans provided that FEDDERS or NYCOR shall not grant more than an aggregate of 100,000 options to its employees, consultants or non-employee directors under any such plans or
        (B) issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding or granted to employees, consultants or non-employee directors as allowed by clause (A));

             (iii) Neither Party or its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock, except as required by the terms of the NYCOR Preferred Shares, FEDDERS' normal quarterly dividend of two cents per share to the record date holders of FEDDERS Common Shares, FEDDERS Class A Shares, and FEDDERS Class B Shares, and as specifically provided herein;

             (iv) Neither Party or its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business except to refinance existing debt;

             (v) Neither Party or its Subsidiaries will impose any Security Interest upon any of its assets outside the Ordinary Course of Business;

             (vi) Neither Party or its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business except that either Party can fund up to $5,000,000 in capital investments or acquisitions without the written consent of the other Party; provided, however, that NYCOR and FEDDERS will discuss the terms and conditions of all acquisitions prior to closing such acquisitions;

             (vii) NYCOR or its Subsidiaries will not make any change in employment terms for any of its directors, officers, and employees, except that it may make changes for non-executive employees if in the Ordinary Course of Business;

             (viii) Neither Party or its Subsidiaries will merge, consolidate, combine with another Party or agree to be acquired by or agree to sell all or substantially all of its assets to another person; and

             (ix) Neither Party or its Subsidiaries will commit to any of the foregoing.

          (f) Full Access; Confidentiality. FEDDERS and NYCOR will each (and will cause each of its Subsidiaries to) permit representatives of the other Party to have full access, at all reasonable times and in a manner so as not to interfere with the normal business operations of the other Party and its Subsidiaries, to all premises, properties, personnel, books, records (including but not limited to tax records), contracts, and documents of or pertaining to it and its Subsidiaries and, during such period, each shall furnish promptly to the other all information concerning its business, properties and personnel as such other party may reasonably request. Each Party will (i) treat and hold as confidential any Confidential Information relating to the other Party and its Subsidiaries; (ii) inform all of its representatives of the confidential nature of such information and direct all such representatives not to use any of the Confidential Information except in connection with this Agreement; (iii) make all reasonable, necessary and appropriate efforts to safeguard the Confidential Information from disclosure to anyone other than as permitted hereby; (iv) keep a record of the Confidential Information furnished by the other Party and the location thereof; and (v) if this Agreement is terminated for any reason whatsoever, return to the other Party all tangible embodiments of Confidential Information (and all copies thereof) that are in its possession. Notwithstanding anything herein to the contrary, NYCOR authorizes FEDDERS to use any information relating to NYCOR necessary to comply with the Securities Act, the Securities Exchange Act and the requirements of the SEC thereunder in the Registration Statement and the Definitive FEDDERS Proxy Materials.

          (g) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development which would result in a breach of any of its own representations and warranties in Section 3 and Section 4 above. At least two business days prior to Closing, each Party shall deliver to the other Party an amended or supplemented Disclosure Schedule reflecting any modifications thereto necessary to make its representations and warranties true and complete as of the Closing Date. If the Disclosure Schedule reflects adverse changes or developments that exceed an aggregate of $250,000 with respect to such Party, then such changes or developments shall be deemed to be a Material Adverse Change. The Party receiving the Disclosure Schedule reflecting a Material Adverse Change shall have the right to either (i) accept the Disclosure Schedule and close the Merger subject to such disclosures or (ii) reject the Disclosure Schedule and exercise its right to terminate this Agreement pursuant to Section 7 of this Agreement.

          (h) Exclusivity. Each Party and its respective Subsidiaries will not, and will use their best efforts to cause their respective directors, officers, employees, financial advisors, legal counsel, accountants and other agents and representatives not to, initiate, solicit or encourage, directly or indirectly, or take any other action to facilitate any inquiries or the making of any proposal with respect to, or except to the extent required in the exercise of the fiduciary duties of its Board of Directors under applicable law as advised in writing by independent counsel, engage or participate in negotiations concerning, provide any nonpublic information or data to or have any discussions with any Person other than a Party hereto or their Affiliates relating to, any acquisition, tender offer (including a self-tender offer), exchange offer, merger, consolidation, acquisition of beneficial ownership of or the right to vote securities representing 10% or more of the total voting power of such Party or any of its Subsidiaries, dissolution, business combination, purchase of all or any significant portion of the assets or any division of, or any equity interest in, such Party or any Subsidiary, or similar transaction other than the Merger (such proposals, announcements, or transactions being referred to as "Acquisition Proposals"). Each Party will promptly notify the other orally and in writing if any such Acquisition Proposal (including the terms thereof and identity of the Persons making such proposal) is received and furnish to the other Party hereto a copy of any written proposal.

          (i) Indemnification. FEDDERS, as the Surviving Corporation in the Merger, will observe any indemnification provisions now existing in the articles of incorporation or bylaws of NYCOR, to the extent allowable under Delaware law and the Amended and Restated Charter of FEDDERS, for the benefit of any individual who served as a director or officer of NYCOR at any time prior to the Effective Time until the statute of limitation relating thereto has expired.

          (j) Transactions. Prior to Closing, each of FEDDERS and NYCOR shall deliver to the other a summary of any material transactions that it is currently pursuing.

        (k) [RESERVED]

        (l) Exchange of NYCOR Preferred Shares. On March 15, 1996, NYCOR, pursuant to the terms of the NYCOR Prospectus, shall exchange all of the then outstanding shares of NYCOR Preferred Shares for NYCOR's 8 1/2% convertible subordinated debentures due 2012.

        (m) [RESERVED]

6.  CONDITIONS TO OBLIGATIONS TO CLOSE.

     (a) Conditions to Obligation of FEDDERS. The obligation of FEDDERS to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) this Agreement and the Merger shall have received the Requisite NYCOR Stockholder Approval, approval of any lenders who require prior approval, and the number of Dissenting Shares shall not exceed 5% of the number of outstanding NYCOR Class B Shares and/or FEDDERS Class B Shares;

          (ii) the proposal to be presented by FEDDERS to its stockholders at the Annual FEDDERS Meeting to increase the number of authorized FEDDERS Preferred Shares from 5,000,000 to 15,000,000, FEDDERS Common Shares from 60,000,000 to 80,000,000 and the number of authorized FEDDERS Class A Shares from 30,000,000 to 60,000,000, shall have received the required FEDDERS stockholder approval;

          (iii) NYCOR and its Subsidiaries shall have procured all of the third party consents specified in Section 5(b) above which, the failure to receive, would have a Material Adverse Effect on the Surviving Corporation;

          (iv) NYCOR shall have provided information reasonably satisfactory to FEDDERS concerning the status of its compliance with ISRA and other federal, state and local environmental obligations;

          (v) the supplemented Disclosure Schedule shall reflect that there shall have been no Material Adverse Change of NYCOR which would render the representations and warranties of NYCOR untrue or inaccurate in any material respect without giving effect to the disclosures contained in any such supplement, and FEDDERS shall have received from NYCOR a certificate to such effect, dated as of the Closing Date, of the president and chief financial officer of NYCOR, to such effect in a form acceptable to the counsel for FEDDERS;

          (vi) there shall have been no event, condition or act of God that shall have caused a Material Adverse Change of NYCOR which would render the representations and warranties of NYCOR untrue or inaccurate in any material respect;

          (vii) NYCOR shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (viii) no action, suit, or proceeding shall be pending or threatened before any court or quasijudicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) materially and adversely affect the right of the Surviving Corporation to own the former assets, to operate the former businesses, and to control the former Subsidiaries of NYCOR, or
     (D) materially and adversely affect the right of any of the former Subsidiaries of NYCOR to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (ix) NYCOR shall have delivered to FEDDERS a certificate of its president and its chief financial officer to the effect that each of the conditions specified above in Section 6(a) (i)-(vi) is satisfied in all respects;

          (x) this Agreement and the Merger shall have received the Requisite FEDDERS Stockholder Approval, and approval of any lenders who require prior approval;

          (xi) FEDDERS shall have received the FEDDERS Fairness Opinion which shall be reasonably satisfactory to its board of directors, and an opinion, from its tax advisors, reasonably satisfactory to its board of directors, that the Merger will be a tax free transaction as to FEDDERS;

          (xii) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired;

          (xiii) the Registration Statement shall have become effective under the Securities Act and all applicable state securities laws and shall provide for the legal and valid issuance of the FEDDERS Shares for the NYCOR Shares, and the FEDDERS Shares shall have been accepted for listing on The New York Stock Exchange;

          (xiv) FEDDERS shall have received from counsel to NYCOR an opinion in form and substance reasonably acceptable to FEDDERS to be attached hereto as Exhibit A, addressed to FEDDERS, and dated as of the Closing Date;

          (xv) all actions to be taken by NYCOR in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to FEDDERS;

          (xvi) NYCOR shall have exchanged the NYCOR Preferred Shares for debentures in accordance with the terms set forth in Section 2 (c); and

          (xvii) nothing shall have occurred to effect the tax-free status of the Merger.

FEDDERS shall be deemed to have waived any condition specified in this Section 6(a) upon the Closing of the Merger if, with respect to such condition, it has complete knowledge of the actual facts and circumstances relating to such condition as of the Closing.

     (b) Conditions to Obligation of NYCOR. The obligation of NYCOR to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) this Agreement and the Merger shall have received the Requisite FEDDERS Stockholder Approval, and the approval of any lenders who require prior approval;

          (ii) the Registration Statement shall have become effective under the Securities Act and all applicable state securities laws and shall provide for the legal and valid issuance of the FEDDERS Shares for the NYCOR Shares, and the FEDDERS Shares shall have been accepted for listing on The New York Stock Exchange;

          (iii) NYCOR shall have received the NYCOR Fairness Opinion which shall be reasonably satisfactory to its Board of Directors, including an opinion, prior to the Closing Date, that the terms of the FEDDERS Preferred Shares will support an initial market value of $6.25;

          (iv) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired;

        (v) [RESERVED];

        (vi) [RESERVED];

          (vii) NYCOR and its subsidiaries shall have procured all of the third party consents specified in Section 5(b) above, which, the failure to receive would have a Material Adverse Effect on the Surviving Corporation;

          (viii) the supplemented Disclosure Schedule shall reflect that there shall have been no Material Adverse Change of FEDDERS which would render the representations and warranties of FEDDERS untrue or inaccurate in any material respect without giving effect to the disclosures contained in any such supplement, and NYCOR shall have received from FEDDERS a certificate to such effect, dated as of the Closing Date, of the president and chief financial officer of FEDDERS to such effect, in a form acceptable to counsel of NYCOR;

          (ix) there shall have been no event, condition or act of God that shall have caused a Material Adverse Change of FEDDERS which would render the representations and warranties of FEDDERS untrue or inaccurate in any material respect;

          (x) FEDDERS shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (xi) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) materially and adversely affect the right of the Surviving Corporation to own the former assets, to operate the former businesses, and to control the former Subsidiaries of NYCOR, or
     (D) materially and adversely affect the right of any of the Subsidiaries of FEDDERS to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (xii) FEDDERS shall have delivered to NYCOR a certificate of its president and its chief financial officer to the effect that each of the conditions specified above in Section 6(b)(i), (iii), (v), (vii)-(ix) is satisfied in all respects;

          (xiii) this Agreement and the Merger shall have received the Requisite NYCOR Stockholder Approval, and the approval of any lenders who require prior approval;

          (xiv) [RESERVED];

          (xv) [RESERVED];

          (xvi) [RESERVED];

          (xvii) NYCOR shall have received from counsel to FEDDERS an opinion in form and substance reasonably acceptable to NYCOR to be attached hereto as Exhibit B, addressed to NYCOR, and dated as of the Closing Date;

          (xviii) all actions to be taken by FEDDERS in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to NYCOR. NYCOR shall be deemed to have waived any condition specified in this Section 6(b) upon the Closing of the Merger if, with respect to such condition, it has complete knowledge of the actual facts and circumstances relating to such condition as of the Closing.

7.  TERMINATION.

     (a) Termination of Agreement. Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

          (i) the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time;

          (ii) FEDDERS may terminate this Agreement by giving written notice to NYCOR at any time prior to the Effective Time (A) in the event NYCOR has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, FEDDERS has notified NYCOR of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before August 31, 1996, by reason of the failure of any condition precedent under Section 6(a) hereof other than Section 6(a) (iii), unless the failure results primarily from FEDDERS breaching any representation, warranty, or covenant contained in this Agreement;

          (iii) NYCOR may terminate this Agreement by giving written notice to FEDDERS at any time prior to the Effective Time (A) in the event FEDDERS has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, NYCOR has notified FEDDERS of the breach, and the breach has continued without cure for a period of 30 days alter the notice of breach, (B) if the Closing shall not have occurred on or before August 31, 1996, by reason of the failure of any condition precedent under Section 6(b) hereof other than Section 6(b) (vii), unless the failure results primarily from NYCOR breaching any representation, warranty, or covenant contained in this Agreement; or

          (iv) either NYCOR or FEDDERS may terminate this Agreement by giving written notice to the other at any time after the Annual FEDDERS Meeting or the Special NYCOR Meeting in the event this Agreement and the Merger fail to receive the Requisite FEDDERS Stockholder Approval or the Requisite NYCOR Stockholder Approval, respectively.

          (v) either NYCOR or FEDDERS may terminate this Agreement by giving written notice to the other at any time after receiving written notice from any of its lenders that require prior approval of the Merger, that such approval will not be forthcoming;

     (b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 7 (a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of either Party to the other Party (except for any liability of either Party then in breach); provided, however, that the confidentiality provisions contained in Section 5(f) above and the obligation to pay fees pursuant to Section 7(c) below shall survive any such termination.

     (c) Breakup Fee. Other than as permitted by this Agreement, if, after the date hereof, the Board of Directors of NYCOR terminates the Merger for any reason within its control including, but not limited to, the acceptance of an offer to merge with another entity, then NYCOR shall be obligated to make a payment to FEDDERS of $20,000,000, plus all expenses incurred by FEDDERS involving the Merger to the date of the termination, in cash or by delivery to FEDDERS of that number of NYCOR Shares that would equal $20,000,000 calculated as an average of the closing price of NYCOR Shares on the NASDAQ over the 20-trading day period prior to such termination, the choice of receiving cash or NYCOR Shares being that solely of FEDDERS. The termination fee shall be paid within 30 days of demand therefor by FEDDERS.

8.  [RESERVED]

9.  MISCELLANEOUS.

     (a) [RESERVED]

     (b) Press Releases and Public Announcements. Except for the press releases to be issued announcing the execution of this Agreement, neither Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that either Party may make any public disclosure that it believes in good faith to be required by applicable law (in which case the disclosing Party will give the other Party a reasonable opportunity to review and consent to the form of such disclosure prior to making the disclosure).

     (c) No Third Party Beneficiaries.  Except as provided in Section 2 (e) (iv)
(C), this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that (i) the provisions in Section 2 above concerning issuance of FEDDERS Shares are intended for the benefit of NYCOR Stockholders and (ii) the provisions in Section 5(i) above concerning insurance and indemnification are intended for the benefit of the individuals specified therein and their respective legal representatives.

     (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

     (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

       If to NYCOR:
        NYCOR, Inc.
        287 Childs road
        Basking Ridge, NJ 07920
        Attention: Kent E. Hansen

       If to FEDDERS:
        FEDDERS Corporation
        505 Martinsville Road
        Liberty Corner, NJ 07938
        Attention: Robert N. Edwards

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     (i) Governing Law. Except for matters of corporation law where the laws of the State of Delaware must be applied, this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New Jersey without giving effect to any choice or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey.

     (j) Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the Delaware General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by either Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (l) Expenses. Each of the Parties will bear its own costs and expenses (including the fees and expenses of its agents, advisors, attorneys and accountants) incurred in connection with this Agreement and the transactions contemplated hereby.

     (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

     (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     INTENDING TO BE LEGALLY BOUND, the Parties hereto have executed this Agreement on the date first above written.

                                          FEDDERS CORPORATION

                                          By: /s/ Robert L. Laurent, Jr.

                                          --------------------------------------
                                          Title: Executive Vice President

                                          NYCOR, INC.

                                          By: /s/ Kent E. Hansen

                                          --------------------------------------
                                          Title: Vice President

                                                                         ANNEX B

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                   FORM 10-K

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
     SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 1995

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
     SECURITIES EXCHANGE ACT OF 1934

For the transition period from             to

Commission File No. 0-15299

                                  NYCOR, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                      22-2748564
           (State of Incorporation)                 (I.R.S. Employer Identification No.)
  287 CHILDS ROAD, BASKING RIDGE, NEW JERSEY                        07920
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (908) 953-8200

Securities registered pursuant to Section 12(b) of the Act:

                                                        NAME OF EACH EXCHANGE
  TITLE OF EACH CLASS                                    ON WHICH REGISTERED
  -------------------             ------------------------------------------------------------------
          None

Securities registered pursuant to Section 12(g) of the Act:

TITLE OF EACH CLASS

Common Stock, $1 par value
Class A Stock, $1 par value
Class B Stock, $1 par value
8 1/2% Convertible Subordinated Debentures due 2012

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing
requirements for the past 90 days. Yes X   No __ .

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K [X]

     As of the close of business on March 19, 1996, there were outstanding 2,810,868 shares of registrant's Common Stock, 4,062,124 shares of its Class A Stock and 713,575 shares of its Class B Stock. The approximate aggregate market value (based upon the closing sale price of such stock) of these shares held by non-affiliates of the registrant as of March 19, 1996 was $28,539,453. (The value of a share of Common Stock is used as the value of a share of Class B Stock as there is no established market for Class B Stock and it is convertible into Common Stock on a share-for-share basis.)

                      DOCUMENTS INCORPORATED BY REFERENCE

                                        NONE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  NYCOR, INC.
                        FORM 10-K ANNUAL REPORT -- 1995

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
PART I
  Item  1.        Business...........................................................      1
  Item  2.        Properties.........................................................      5
  Item  3.        Legal Proceedings..................................................      6
  Item  4.        Submission of Matters to a Vote of Security Holders................      6
PART II
  Item  5.        Market for Registrant's Common Equity and Related Stockholder
                  Matters............................................................      7
  Item  6.        Selected Financial Data............................................      7
  Item  7.        Management's Discussion and Analysis of Financial Condition and
                  Results of Operations..............................................      7
  Item  8.        Financial Statements and Supplementary Data........................      8
  Item  9.        Changes in and Disagreements with Accountants on Accounting and
                  Financial Disclosure...............................................      8
PART III
  Item 10.        Directors and Executive Officers of the Registrant.................      9
  Item 11.        Executive Compensation.............................................     10
  Item 12.        Security Ownership of Certain Beneficial Owners and Management.....     12
  Item 13.        Certain Relationships and Related Transactions.....................     14
PART IV
  Item 14.        Exhibits, Financial Statement Schedules and Reports on Form 8-K....     15

ITEM 1.  BUSINESS

     (a) General Development of Business

     NYCOR, Inc. (the "Company" or the "Registrant") is a holding company currently comprising two operating companies, Rotorex Company, Inc. ("Rotorex") and Melcor Corporation ("Melcor"). Rotorex manufactures rotary compressors principally for use in room air conditioners. Melcor produces thermoelectric heating and cooling modules used in a variety of applications in which space and weight are considerations or precise temperature control is required. The Company acquired both Rotorex and Melcor in September 1992. Unless otherwise indicated, all references herein to the Company or the Registrant are to NYCOR, Inc. and its subsidiaries.

     The Company has announced that it has reached an agreement to merge with Fedders Corporation ("Fedders"), subject to the approval of the stockholders of both companies. The Company has agreed to merge with Fedders primarily because it believes that, in order for Rotorex to take advantage of business opportunities that may arise and respond rapidly to competitive requirements, access to capital will be important. The concentration of Rotorex's sales to Fedders (see below) may make access to capital more difficult as many lending institutions have policies that make it difficult for borrowers that have a significant concentration of business with one customer. The Company believes that Rotorex will have a better ability to grow and achieve its full capability as part of a larger, major participant in the world-wide air conditioner market such as Fedders.

     (c) Narrative Description Of Business

     Rotorex and Melcor manufacture and sell components for use in cooling and heating applications to original equipment manufacturers in the air conditioning and refrigeration industries. Rotorex compressors use vapor compression to create a cooling effect while Melcor's thermoelectric modules utilize electricity, the Peltier effect, to perform cooling and heating functions.

ROTOREX

     Products

     Rotorex manufactures and sells a broad line of rotary compressors, principally for the air conditioning and refrigeration markets.

     Compressors are used as a principal component in a variety of cooling and heating applications. Their function is to compress gas which is introduced into the compressor, causing the temperature of the gas to rise. The change in temperature of the gas permits a heat transfer to occur within the cooling and heating system. Rotary compressors are characterized by a circular, or rotary, motion and are generally smaller, quieter and more energy efficient than the traditional reciprocating compressors.

     Rotorex's product line consists of two basic series of compressors, designated as the 39 Frame and 48 Frame, with capacities ranging from 5,100 to 18,500 BTUs. Models within each series, with specific cooling capacities within the indicated range, are produced by varying the mechanical pump assembly and motor. By varying the motors, Rotorex also creates compressors capable of operating with different voltages for applications in various parts of the world.

     The air conditioners in which Rotorex's compressors are used are subject to regulations providing for minimum energy efficiency rating ("EER") requirements. Achieving required EERs results from a combination of an efficient compressor and the design of the air conditioning system in which the compressor is installed. Current proposed rulemaking by the Energy Department under the National Appliance Energy Conservation Act would have the effect of increasing minimum required EERs. Rotorex's compressors currently provide efficiencies which enable its customers to meet EER requirements applicable to their air conditioners. In the event that the new regulations are adopted, the efficiency of certain models of Rotorex's compressors would have to be improved. It is not certain at present if the proposed regulations will be adopted and, if they are, when the requirements would become effective. Regardless of the adoption of these proposed regulations, Rotorex is continually seeking to improve the efficiency of its compressors in order to remain competitive in the markets it serves. Investments were made in 1995 to upgrade Rotorex's laboratory facilities. These investments, which totaled approximately $1.6 million, coupled with a strong design staff with many years of compressor experience, give Rotorex the design capability necessary to make such improvements. Investments in an automated assembly system are expected to help improve mechanical efficiency and an ongoing motor design program further enhances Rotorex's ability to improve the efficiency of its compressors.

     Freon is used as a refrigerant in air conditioning systems. Freon is one of the ozone-depleting chemicals that are currently being phased out of use. The type of freon used in room air conditioners is an HCFC, which is currently an acceptable substitute for the CFC refrigerants which have a much more harmful effect on the environment. Rotorex does not expect that requirements to ultimately phase out the use of HCFC refrigerants will have a material effect on its operations or expenditures.

     Marketing

     Rotorex compressors are currently sold in the United States principally to the residential room air conditioning market, with sales concentrated to Fedders. Fedders has been the major customer for Rotorex compressors for more than 20 years. Rotorex expects that, with the implementation of programs designed to capitalize on the growing international market, international sales may become a greater percentage of Rotorex's overall sales; however, there can be no assurance as to the extent of such sales. Rotorex has entered into a supply agreement (the "Supply Agreement") with Fedders, pursuant to which Rotorex is required to sell to Fedders up to 800,000 rotary compressors annually and Fedders is required to purchase 80% of its requirements for rotary compressors from Rotorex up to 800,000 compressors, subject to certain exceptions. The terms of sales to Fedders under the Supply Agreement are negotiated annually and must be no less favorable than sales to other customers. This requirement for sales to Fedders leaves Rotorex with substantial capacity to expand its markets and customer base. Rotorex believes that its agreement with Fedders provides it with a substantial base of sales from which to expand its sales in the international markets for room air conditioners. Rotorex participates in a substantial portion of the relatively mature United States market for room air conditioners through the Supply Agreement and it intends to capitalize on this base to increase its sales in the more rapidly growing international markets. In 1995, Rotorex's sales were favorably impacted as a result of the recent successful years enjoyed by the domestic air conditioning industry. As previously indicated, as Rotorex's efforts in the international markets continue, sales in these markets may represent a greater percentage of Rotorex's overall sales.

     Rotorex believes that significant growth opportunities exist in the international market, particularly in Asia. Rotorex has been active in the international market for a number of years through its technology licensing program. Currently, Rotorex has three licensees in mainland China and one each in Taiwan and South Korea. The license agreements require Rotorex to provide technology to the licensees and the licensees to pay royalties to Rotorex based upon sales of finished compressors. In early 1995, Rotorex established a representative office in Beijing which is expected to enhance Rotorex's presence in the important China market. Rotorex has also opened a branch office in England to serve the European, Middle Eastern and North African markets and has also established a sales office in Singapore. Late in 1995, Rotorex signed a letter of intent to form a joint venture to manufacture rotary compressors in Ningbo, China. Rotorex will continue to assess the international markets to determine how best to participate in those markets.

     A number of countries in which Rotorex is pursuing sales opportunities, including China, impose tariffs on imported compressors. At present, Rotorex believes that the demand for compressors in these markets will continue to provide opportunities to increase sales in these markets. Rotorex will continually assess the impact of tariffs on its markets to determine how best to effectively serve such markets.

     Rotorex promotes its products through the use of product literature, catalogs and advertising in industry publications and exhibits its products at industry and target market trade shows.

     Production

     Rotorex currently manufactures all of its compressors in a 200,000 square foot facility owned by Rotorex in Frederick, Maryland. Efforts to improve efficiency and productivity at this facility and the quality of the products manufactured are ongoing. In early 1995, Rotorex obtained the highest level of certification, ISO 9001, for its quality management system under the International Standards Organization. The ISO 9000 program is an internationally recognized benchmark of quality management systems within a production facility.

     During 1995, Rotorex completed several investments which are expected to enhance manufacturing efficiencies. An automated compressor assembly system is expected to increase capacity and improve quality and efficiency. As of March 26, 1996, the assembly system was not operating as specified. The manufacturer of the system continues to work to bring the system to specified performance levels. New gauging systems automate gauging of parts prior to their assembly in the pump component of the compressor. Plant wide air conditioning provides better temperature and humidity control which is beneficial in the manufacture of high tolerance parts. These investments along with related site preparation, cost approximately $10.3 million.

MELCOR

     Products

     Melcor manufactures solid state heat pump modules that utilize the Peltier effect to perform the same cooling and heating functions as freon-based compressors and absorption refrigerators.

     Melcor's modules are typically used in spaces with special requirements, such as limited space, lightweight cooling requirements or a space existing under special environmental conditions. They are also used for precise temperature control by reversing the electric current to cycle from cooling to heating.

     Melcor's customers are original equipment manufacturers that primarily use the modules for cooling purposes in applications such as portable beverage coolers and refrigerators, laboratory, scientific, medical and restaurant equipment and telecommunications and computer equipment.

     Melcor's products are sold under the trademark FRIGICHIP.

     Marketing

     Melcor's modules are currently sold by salaried salespeople and a network of sales representative firms located throughout the world. The representative firms purchase products from Melcor and resell them to their own customers. The sales representatives provide all technical support and engineering design required by their customers.

     Over the past two years, softness in the Japanese and European economies has impacted Melcor's sales in those markets. Additionally, Melcor has begun to experience increased competition in certain product markets it serves, which has primarily impacted sales of portable beverage coolers and refrigerators. This increased competition is being addressed by an aggressive sales effort.

     Melcor advertises its products in a variety of national and international technical and trade publications, principally in the electronics and electro-optical industries, and participates in international trade exhibitions.

     Production

     Melcor manufactures its modules in facilities near Lawrence Township, New Jersey, comprising 53,000 square feet. The Company believes that the production capacity available at Melcor's facilities is sufficient for its needs for the foreseeable future.

     Melcor designs and builds internally certain module producing equipment. Melcor has a program in place to maintain, upgrade and replace equipment as necessary and seeks to selectively automate its processes on an ongoing basis to improve productivity.

SEASONALITY

     Rotorex's results of operations and financial condition currently are substantially dependent on its sales to the domestic room air conditioner market, which is highly seasonal. In addition, Rotorex's working capital needs are seasonal, with its greatest utilization of lines of credit early in the calendar year. Melcor's sales are moderately seasonal. Demand for its products is lowest in the third calendar quarter.

RAW MATERIALS AND PURCHASED COMPONENTS

     The most important material purchased by Rotorex is steel. However, steel is a relatively small part of the overall cost of a compressor and increases in its cost have not had a material impact on Rotorex's cost of production. Rotorex also purchases from other domestic and foreign manufacturers certain components, the most important of which is motors. Melcor's primary purchases of materials are the elements that comprise the metal ingots, ceramic plates, stampings and plating.

     Neither Rotorex nor Melcor is dependent upon any one source for major components of its manufactured products, except that General Electric Company, Rotomatika (a Slovenian company), Daewoo and Goldstar, are major suppliers of motors used by Rotorex in manufacturing compressors.

COMPETITION

     Rotorex competes against approximately eight domestic and foreign companies, many of which are substantially larger and have greater resources than Rotorex. Competition in the market for Rotorex compressors is generally on the basis of price and quality. The Company believes that its pricing and warranty policies are competitive with those of similar manufacturers. In the markets in which Rotorex competes, it faces competition from large manufacturers from the United States, Japan and Korea. The Company believes that its pricing, design and quality allow it to be competitive in these markets. In addition, the investments previously described are expected to allow Rotorex to remain competitive while improving operating margins. Purchasers of rotary compressors generally require high efficiency, low noise and long-term reliability. The Company believes that Rotorex is generally competitive based on these criteria. A new design engineering laboratory and the other investments previously described herein will allow Rotorex to continually improve its compressors to remain competitive.

     Melcor competes against several other manufacturers of thermoelectric modules and believes it is one of the world's leading producers of thermoelectric heat pump modules, in terms of unit sales and revenues, and maintains this position on the basis of the price and quality of its products. The quality of thermoelectric heat pump modules is measured by, among other things, the change in temperature which can be produced by the modules and the long-term reliability of the modules, which do not contain any moving parts.

BACKLOG

     Orders for the Company's products are entered into the production sequence as they are received. Generally, there is only a short production time necessary to satisfy customer orders. Based on the foregoing, the Company does not believe that recorded order backlog is a significant factor in understanding or evaluating its business.

RESEARCH AND DEVELOPMENT

     Information with respect to amounts spent on research and development by the Company is included in Note 1 of the Notes to Consolidated Financial Statements at page 22 herein. During 1993 and 1994, the expenses for research and development increased significantly, primarily as a result of increased expenditures at Rotorex necessary to staff and equip its design engineering group in a manner appropriate to Rotorex's operations following the Company's acquisition of Rotorex in September 1992. It is expected that these costs will continue to increase but on a more moderate scale, consistent with the increase in 1995. At Melcor, there is also a strong research and development effort and certain costs previously otherwise classified were reclassified to research and development in 1994.

TRADEMARKS

     Rotorex sells its compressors under the trademark ROTOREX. Melcor's modules are sold under the trademark FRIGICHIPS. While the Company believes that these trademarks are well known and enhance the marketing of Rotorex's and Melcor's products, the Company does not consider that the successful conduct of either operation is dependent upon such trademarks.

WORKING CAPITAL PRACTICES

     The Company regularly reviews working capital components with a view to maintaining the lowest level consistent with requirements of anticipated levels of operations. Sales of both Rotorex compressors and Melcor modules are currently weighted toward the first half of the calendar year, and the Company's working capital requirements are greatest during this period. Information with respect to the Company's warranty and return policies is included in Note 1 of the Notes to Consolidated Financial Statements at page 21 herein.

ENVIRONMENTAL MATTERS

     It is the Company's policy to take all practicable measures to minimize air and water pollution resulting from its operations. Neither Rotorex nor Melcor made capital expenditures on environmental protection related items during 1995 which were material to their total capital expenditures, earnings and competitive position or anticipate making material capital expenditures on such items in 1996.

EMPLOYEES

     The Company has approximately 920 employees. The contract with the union representing Rotorex employees expires in August 1997. The current agreement, which was negotiated in 1994, created a new classification for employees who work in operations in which high precision is a requirement and which are most important from a quality standpoint. This and certain other work-rules changes are expected to be a factor in improving efficiency at the Rotorex facility. Melcor's employees are non-union. The Company considers its relations with its employees to be satisfactory.

ITEM 2.  PROPERTIES

     The Company's executive offices are located in facilities owned by the Company in Basking Ridge, New Jersey. Rotorex and Melcor own or lease the following facilities:

                                                                                   APPROXIMATE
                                                                                   SQUARE FEET
                         LOCATION                         PRINCIPAL FUNCTION      OF FLOOR AREA
    --------------------------------------------------  ----------------------    -------------
    Frederick, Maryland                                 manufacture of rotary        200,000
      (owned by Rotorex)                                compressors
    780 North Clinton Ave.                              manufacture of                15,000
    Trenton, New Jersey                                 components
      (leased by Melcor)
    990 Spruce Street                                   manufacture of                15,000
    Lawrence Twp, New Jersey                            components
      (owned by Melcor)
    1040 Spruce Street                                  assembly of modules           22,400
    Lawrence Twp, New Jersey                            and executive offices
      (leased by Melcor)

     The Company believes that Rotorex's and Melcor's machinery, equipment and facilities are in good operating condition. Certain of the investments at the Rotorex facility described previously coupled with additional selected investments and process changes are expected to increase Rotorex's capacity by the fourth quarter of 1996, enabling Rotorex to support growing international sales opportunities. Melcor has sufficient capacity to support sales growth for the foreseeable future and continually seeks to selectively automate processes at its facilities.

ITEM 3.  LEGAL PROCEEDINGS

     On June 28, 1989, Rotorex received notice that it was named as a potentially responsible party in a proceeding pending before the United States Environmental Protection Agency captioned In the Matter of Spectron, Inc. Site. This proceeding involves a superfund site in Elkton, Maryland which is currently being remediated. Activities at the site are currently being undertaken by a large (more than 850) group of companies under an Administrative Order by Consent, Docket No. III-89-23-DC. In October 1995, Rotorex received a notice describing a proposed settlement addressing all cleanup liabilities at the site. Rotorex has indicated its interest in joining in the settlement as a de minimis settlor. Assuming a settlement is reached on this basis, Rotorex's liability would be approximately $140,000. The Company believes that the outcome of such litigation will not have a materially adverse effect on the financial statements.

     As of December 31, 1995, the Company was on appeal in the United States Court of Appeals for the Second Circuit from a judgment, in the amount of $1.2 million, exclusive of interests and costs, rendered against Rotorex in the United States District Court for the Northern District of New York in a case captioned Delchi Carrier SpA v Rotorex Corporation. The appeal was filed in October 1994 and seeks to overturn a judgment for lost profits and certain costs arising out of a contract to supply compressors in 1988. The Company satisfied the judgment in the first quarter of 1996. For additional information on legal proceedings, see Note 9 of the Notes to Consolidated Financial Statements at page 27 herein.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     Not Applicable

EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information as of March 26, 1996 with respect to each person who is an executive officer of the Company. Officers are elected annually for a term of one year and until their successors have been elected and qualified.

                       NAME                      AGE                 POSITION HELD
    -------------------------------------------  ---     -------------------------------------
    Salvatore Giordano.........................  85      Chairman of the Board
    Sal Giordano, Jr...........................  57      Vice Chairman and Chief Executive
                                                         Officer
    Joseph Giordano............................  63      President
    Kent E. Hansen.............................  48      Vice President-Finance and General
                                                         Counsel, Chief Financial Officer;
                                                         Secretary
    Edwin Diaz.................................  33      Controller

     Messrs. Salvatore Giordano and Sal Giordano, Jr. have held their present positions since November 1986. Mr. Joseph Giordano has been President of the Company since May 1990 and, prior thereto, Senior Vice President of the Company from November 1986. Messrs. Salvatore Giordano and Sal Giordano, Jr. are executive officers of Fedders and they and Mr. Joseph Giordano are directors and stockholders of Fedders. Messrs. Sal Giordano, Jr. and Joseph Giordano are sons of Mr. Salvatore Giordano.

     Mr. Hansen has held his present position since August 1992. Previously, he was Vice President and General Counsel of Fedders from October 1989 and, prior thereto, Associate General Counsel of Fedders from September 1985.

     Mr. Diaz was elected Controller of the Company in October 1994. Prior to joining the Company, Mr. Diaz was Controller of Lancer Industries, Inc. from October 1990 and Assistant Controller of The Alfieri Organization from May 1988.

                                    PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company's Common Stock and Class A Stock trade on the Nasdaq Stock Market. There is no established public trading market for the Company's Class B Stock, as there are restrictions on its transfer. As of March 19, 1996, there were 2,536 record holders of Common Stock, 2,542 record holders of Class A Stock and 41 record holders of Class B Stock. For information with respect to the Company's Common Stock, Class A Stock and Class B Stock, see Notes 4, 5 and 11 of the Notes to Consolidated Financial Statements at pages 24, 25 and 27 herein.

ITEM 6.  SELECTED FINANCIAL DATA

     See the table entitled "Selected Financial Data" at page 16 herein.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion addresses factors which influenced the financial position and operating results of the Company during the periods included in the accompanying consolidated financial statements. The Company acquired Rotorex and Melcor in September 1992.

     Results of Operations. The Company's revenues increased in 1995 by $3,630,000 over 1994. The net growth in revenues in 1995 reflects higher sales of rotary compressors under the Supply Agreement (see Note 2 of the Notes to Consolidated Financial Statements) and an increase in international sales. Melcor's revenues in 1995 remained unchanged versus 1994. The Company's revenue growth in 1994 over 1993 of $16,011,000 was due to increased compressor sales to Fedders, offset by lower sales of thermoelectric heating and cooling modules caused by increased competition in certain of Melcor's markets. The Company had revenues of $59,226,000 in 1993, its first full year of operations with Rotorex and Melcor.

     The gross profit margin decreased in 1995 as a result of continued manufacturing inefficiencies at the Company's rotary compressor operations. During 1995, manufacturing inefficiencies from sustaining high production volumes and efforts to operate the newly purchased automated compressor assembly system at specified levels have negatively impacted results. As of December 31, 1995, the assembly system was not operating as specified. The manufacturing inefficiencies at Rotorex are not expected to show significant improvement until the assembly system is fully operational at specified levels. The 1994 gross profit margin was lower than 1993 due to manufacturing inefficiencies in the production of rotary compressors as a result of ramping up to and sustaining a higher level of production than had been required at Rotorex in more than 5 years.

     Selling, general and administrative expense of $9,171,000 in 1995 represents a decrease over 1994, which included a one-time charge of $1,200,000 for certain litigation. Excluding the 1994 litigation charge, 1995 selling, general and administrative expense increased over 1994 by $818,000, primarily due to increased sales and marketing efforts at Rotorex and Melcor. Selling, general and administrative expense of $9,553,000 in 1994 increased over 1993 due to the provision for certain litigation and an increase in research and development costs primarily attributable to staffing and equipping Rotorex's design engineering group.

     Interest expense in 1995 is related to capital lease obligations of Rotorex incurred in 1995 (see Note 7 of the Notes to Consolidated Financial Statements).

     The 1995 net loss of $4,061,000 reflects less favorable results than the 1994 earnings of $635,000 as a result of the factors described above. In 1993, the Company produced earnings of $4,244,000 in the first full year of operations with Rotorex and Melcor. During 1993, the Company adopted Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes" as of January 1, 1993. The cumulative effect of accounting change reflects the utilization of tax loss carryforwards in the first quarter of 1993.

     Liquidity and Capital Resources. The Company's working capital requirements are currently heaviest in the first three months of the year as operations reflect the seasonal demands of the air conditioner market. The

Company's cash provided from operations in 1995, 1994, and 1993 was $5,104,000, $5,380,000 and $1,410,000 respectively.

     Accounts receivable of $4,075,000 at December 31, 1995 decreased from $7,323,000 due to Fedders' taking advantage of Rotorex's cash discount terms. Inventories at December 31, 1995 increased to $11,783,000 from $10,745,000 at December 31, 1994 primarily from increased production requirements at the rotary compressor operation. Other current assets increased $806,000 over 1994 primarily due to prepaid lease obligations and other miscellaneous manufacturing supplies. The increase of $3,345,000 in accounts payable is due to the increased production requirements at Rotorex.

     Capital expenditures for the years ended December 31, 1995 and 1994 were $2,977,000 and $1,707,000, respectively. During 1995, the Company entered into $7,463,000 of new capital leases primarily for an automated compressor assembly system and a plant wide air conditioning system (see Note 7 of the Notes to Consolidated Financial Statements). These investments are primarily for projects expected to enhance manufacturing efficiencies and capacity at Rotorex.

     The Company has a $3,000,000 working capital facility with a commercial bank, which bears interest at the prime rate plus one percent. The facility expires April 30, 1996. Management believes that the facility will be extended and the Company's cash flow from operations and financing arrangements are adequate to meet the needs of its operations and its future requirements. Management continues to assess the Company's ability to secure additional financing to achieve the Company's growth objectives. The concentration of Rotorex's sales to Fedders may make access to capital more difficult as many lending institutions have policies that make it difficult for borrowers that have a significant concentration of business with one customer. Management believes the merger with Fedders, if completed, would improve the Company's access to additional financing and its ability to grow and achieve its full capacity.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The Consolidated Financial Statements of the Company at December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, the notes thereto and the report of the Company's independent auditors thereon are included at pages 17 through 29 herein.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     In August 1995, the Company dismissed Ernst & Young LLP ("E & Y") as its independent accountants. The Company has engaged BDO Seidman, LLP as its new independent accountants.

     The reports of E & Y on the Company's financial statements for the years ended December 31, 1994 and 1993 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the last two fiscal years, the Company has not had any disagreements with E & Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                                    PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

                                   DIRECTORS

     Following is information with respect to the Company's directors. With the exception of Mr. Keen, each of the individuals listed below has been a director since October 1986. Mr. Keen was first elected a director of the Company in 1990. Set forth opposite the name of each nominee and each director is his age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the nominee or director. Two Directors are elected annually for terms of three years.

                                                     PRINCIPAL OCCUPATION FOR THE PAST
                     NAME                                   FIVE YEARS AND AGE
    --------------------------------------  ---------------------------------------------------
    Sal Giordano, Jr.*....................  Vice Chairman of the Company (1)(2); 57
    William J. Brennan....................  Retired(2); Director of Fedders Corporation and
                                            CSM Environmental Systems, Inc.; 68
    Joseph Giordano*......................  President of the Company(1)(2); 63
    S. A. Muscarnera**....................  Director of Fedders Corporation(2); 56
    Salvatore Giordano....................  Chairman of the Board of the Company(1)(2); 85
    C. A. Keen............................  Retired(3); 71

- ---------------
  * Son of Salvatore Giordano.

 ** Nephew of Salvatore Giordano.

(1) Messrs. Salvatore Giordano and Sal Giordano, Jr. are also executive officers of, and they and Mr. Joseph Giordano are directors and stockholders of, Fedders, a manufacturer of room air conditioners. Fedders purchases compressors from Rotorex, in the ordinary course of its business. In 1995, such purchases totaled $62 million.

(2) Messrs. Salvatore Giordano, Joseph Giordano, Sal Giordano, Jr. and S. A. Muscarnera have been associated in executive capacities with the Company and Fedders for more than five years. Mr. Brennan was President and Treasurer of the Company until his retirement on December 31, 1987.

(3) Mr. Keen was Vice President of Fedders for more than 20 years until his retirement in August 1992, with responsibilities in a number of areas during that time, including marketing, treasury and international sales and sourcing.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During 1995, the Board of Directors of the Company held eight meetings. All of the present directors attended 75% or more of such meetings and of meetings of committees of which they were members. Directors who are not employees receive an annual fee of $16,000.

     The Audit Committee of the Board of Directors, consisting of Messrs. William J. Brennan and S.A. Muscarnera, held two meetings during 1995. The Audit Committee reviews the audit function with the Company's independent auditors. The chairman of the Audit Committee, Mr. Brennan, receives a fee of $1,000 for each meeting he attends. Other members of the Audit Committee who are not employees receive a fee of $500 for each meeting they attend.

     The Company does not have a nominating or compensation committee.

ITEM 11.  EXECUTIVE COMPENSATION

                             EXECUTIVE COMPENSATION

     The following information is furnished as to all cash compensation paid by the Company and its subsidiaries during the past three years to each of the highest paid executive officers of the Company whose aggregate direct compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                            ANNUAL COMPENSATION         ------------         (I)
                                        ---------------------------
                                                   (C)        (D)           (G)           ALL OTHER
(A)                                     (B)      SALARY      BONUS        OPTIONS        COMPENSATION
     NAME AND PRINCIPAL POSITION        YEAR       ($)        ($)           (#)             ($)(1)
- --------------------------------------  ----     -------     ------     ------------     ------------
Salvatore Giordano....................  1993     245,000     29,738        60,000               --
Chairman of the Board of Directors      1994     265,506     29,738            --               --
                                        1995     265,506     29,738            --               --
Sal Giordano, Jr. ....................  1993     220,883     29,738        60,000               --
Vice Chairman                           1994     237,660         --            --           14,444
                                        1995     237,660         --            --           13,724
Joseph Giordano.......................  1993     170,833     29,738        60,000            5,125
President                               1994     181,866     29,738            --           13,826
                                        1995     185,503         --            --           16,952
Kent E. Hansen........................  1993     170,910     29,738        60,000            5,125
Vice President-Finance                  1994     181,866     29,738            --            7,849
  and General Counsel                   1995     185,503         --            --           10,750

- ---------------

(1) Includes the Company contribution to savings and investment retirement plans up to the 3% level permitted by the plans and, in 1994 and 1995, the dollar value of the benefit of premiums paid for split-dollar life insurance policies projected on an actuarial basis, which cost is recovered by the Company from the proceeds of such policies (Mr. Sal Giordano, Jr., $6,485 and $6,595, Mr. Joseph Giordano, $7,478 and $7,372 and Mr. Hansen, $1,501 and $3,686 in 1994 and 1995, respectively).

AGGREGATE OPTION/SAR EXERCISES AND YEAR-END OPTION/SAR VALUE TABLE

     The following table sets forth the number of shares exercised during 1995, the value realized upon exercise, the number of unexercised options at the end of 1995, and the value of unexercised in-the-money options at the end of 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                         AND YEAR-END OPTION/SAR VALUES

                                                                           NUMBER OF         VALUE OF
                                                                          UNEXERCISED       UNEXERCISED
                                                                            OPTIONS        IN-THE-MONEY
                                                                              AT              OPTIONS
                                              SHARES                      YEAR-END(#)       YEAR-END($)
                                            ACQUIRED ON      VALUE
                                             EXERCISE       REALIZED     EXERCISABLE/      EXERCISABLE/
                   NAME                         (#)           ($)        UNEXERCISABLE     UNEXERCISABLE
- ------------------------------------------  -----------     --------     -------------     -------------
Salvatore Giordano........................           --          --            --  E             --  E
                                                     --          --          90,000U          178,125U
Sal Giordano, Jr..........................           --          --            --  E             --  E
                                                     --          --          90,000U          178,125U
Joseph Giordano...........................           --          --            --  E             --  E
                                                     --          --          75,000U          139,688U
Kent E. Hansen............................           --          --          15,000E           38,438E
                                                     --          --          60,000U          101,250U

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no separate Compensation Committee, and matters concerning executive compensation are considered by the entire Board of Directors, with directors who are also officers of the Company abstaining from any vote concerning their own proposed compensation. During 1995, Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano, were both directors and executive officers of the Company.

EMPLOYMENT CONTRACT

     Mr. Salvatore Giordano has an Employment Agreement with the Company, which became effective on October 26, 1993. The material provisions of the Agreement include; (1) an annual base salary of at least $250,000, payable in equal semi-monthly installments; (2) annual participation in all compensatory plans and arrangements of the Company no less favorable than the fiscal year 1993 plans including, but not limited to, a bonus not less than the amount of the fiscal year 1993 bonus, and continuing eligibility to be awarded stock options;
(3) reimbursement for all expenses incurred while on Company related business; and (4) annual consideration for base salary and plan participation increases, if deemed justified by the Company. The Agreement has a stated expiration date of October 26, 2003, but the term of the Agreement automatically extends and has a remaining term of ten years from any point in time, until the term is finally fixed at a period of ten years from an intervening event, as provided for in the Agreement, such as permanent disability or death. During 1995, the Company amortized the estimated present value of future non-salary benefits payable under the Agreement based upon certain assumptions, in the amount of $306,000

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS OF NYCOR

     As of March 19, 1996 each director of NYCOR and all directors and executive officers of NYCOR owned beneficially the number of shares of NYCOR's equity securities set forth in the following table. As of such date, no director or executive officer of NYCOR owns beneficially any shares of NYCOR Preferred Stock. Shares subject to acquisition within 60 days pursuant to stock options are shown separately. Unless otherwise indicated, the owners listed have sole voting and investment power. NYCOR Class A Stock has no voting rights except as provided under the Delaware law.

                                                                           SHARES
                                                        AMOUNT AND       SUBJECT TO
                                                        NATURE OF        ACQUISITION     PERCENT
  TITLE OF                NAME OF INDIVIDUAL            BENEFICIAL        WITHIN 60      OF CLASS
    CLASS                OR PERSONS IN GROUP            OWNERSHIP          DAYS(8)       OWNED(9)
- -------------   --------------------------------------  ----------       -----------   ------------
Common Stock    Salvatore Giordano....................     12,816 (1)            0     Less than 1%
                Sal Giordano, Jr......................     83,917 (1)(2)         0         3.0%
                Joseph Giordano.......................     47,528 (1)            0         1.7%
                William J. Brennan....................     58,529 (3)            0         2.1%
                S. A. Muscarnera......................     16,250                0     Less than 1%
                All directors and executive officers
                as a
                group.................................    213,102                0         7.6%
Class A Stock   Salvatore Giordano....................    587,850 (4)(5)    90,000        16.4%
                Sal Giordano, Jr......................    368,988 (4)(6)    90,000        11.1%
                Joseph Giordano.......................    141,942 (4)       75,000         5.3%
                William J. Brennan....................     63,373 (3)       22,500         2.1%
                S. A. Muscarnera......................     35,903           22,500         1.4%
                C. A. Keen............................     14,250           22,500     Less than 1%
                Kent E. Hansen........................     25,000           75,000         2.4%
                All directors and executive officers
                as a
                group.................................  1,016,944          397,500        31.8%
Class B Stock   Salvatore Giordano....................    640,352 (7)            0        89.7%
                Sal Giordano, Jr......................    640,352 (7)            0        89.7%
                Joseph Giordano.......................    640,352 (7)            0        89.7%
                All directors and executive officers
                as a
                group.................................    640,352 (7)            0        89.7%
                Ownership of Common Stock, Class A
                Stock and Class B Stock combined,
                by all directors and executive
                officers
                as a group............................  1,870,248          397,500        28.5%

- ---------------
(1) The amount shown includes 2,969 shares as to which Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano share voting and investment power.

(2) The amount shown includes 2,500 shares held of record by Mr. Giordano's wife and 20,201 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(3) The amount shown includes 250 shares as to which Mr. Brennan shares voting and investment power.

(4) The amount shown includes 110,256 shares as to which Messrs. Salvatore Giordano, Joseph Giordano and Sal Giordano, Jr. share voting and investment power.

(5) The amount shown includes 80,201 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(6) The amount shown includes 4,991 shares held of record by Mr. Giordano's wife and 8,610 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(7) The amount shown is held by Giordano Holding Corp. Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano are officers and directors of such corporation and share voting and investment power over these shares.

(8) The amounts shown are the number of shares held under options exercisable within 60 days.

(9) The NYCOR Class B Stock is convertible into NYCOR Common Stock at any time on a share-for-share basis. In the event that the individuals named as owning NYCOR Class B Stock converted their shares into NYCOR Common Stock less than 5% of the class would remain outstanding, and pursuant to the terms of the Certificate of Incorporation of NYCOR, all remaining NYCOR Class B Stock and all outstanding NYCOR Class A Stock would automatically be converted into NYCOR Common Stock. In such event, and assuming exercise of all options, such individuals and the group would beneficially own the following number of shares constituting the indicated percentage of NYCOR Common Stock which would then be outstanding: Mr. Salvatore Giordano, 1,241,018 shares (of which 753,577 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Joseph Giordano and Sal Giordano, Jr.) constituting 17.4%; Mr. Sal Giordano, Jr., 1,093,257 shares (of which 753,577 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Joseph Giordano) constituting 15.5%; Mr. Joseph Giordano, 829,822 shares (of which 753,577 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Sal Giordano, Jr.) constituting 11.9%; and all directors and executive officers as a group 1,649,886 shares constituting 25.7%.

                        PRINCIPAL STOCKHOLDERS OF NYCOR

     The following table sets forth information at December 31, 1995 with respect to the beneficial ownership of NYCOR's voting securities by all persons known by NYCOR to own more than 5% of NYCOR's outstanding voting securities. Unless otherwise indicated, the owners listed have sole voting and investment power.

                                                                     AMOUNT
  TITLE OF                      NAME AND ADDRESS                  BENEFICIALLY      PERCENT
    CLASS                    OF BENEFICIAL OWNER(1)                  OWNED         OF CLASS
- -------------   ------------------------------------------------  ------------     ---------
Common Stock    Heartland Advisors, Inc.........................     524,146          18.9%
                790 North Milwaukee Street
                Milwaukee, WI 53202
                Lindner Investment Series Trust.................     380,432(1)       12.1%
                Ryback Management Corporation
                7711 Carondelet Ave., Box 16900
                St. Louis, MO 63105
Class B Stock   Salvatore Giordano..............................     640,352          89.7%
                Joseph Giordano and
                Sal Giordano, Jr.
                c/o NYCOR, Inc.
                287 Childs Road
                Basking Ridge, NJ 07920
                Dimensional Fund Advisors, Inc..................      67,515(2)        9.5%
                1299 Ocean Avenue 11th Floor
                Santa Monica, CA 90901

- ---------------
(1) Includes 345,432 shares which would be held upon conversion of $1.70 Convertible Exchangeable Preferred Stock.

(2) The following statement has been provided by Dimensional Fund Advisors,
    Inc.: "Dimensional Fund Advisors, Inc. ("Dimensional") a registered investment advisor, is deemed to have beneficial ownership of 67,515 shares of NYCOR, Inc., all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares."

     ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See Item 10 herein.

                                    PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

     Index to Financial Statements and Financial Statement Schedules

     (a) 1.  Financial Statements

          The following Consolidated Financial Statements of the Company are included at pages 17 through 29 therein:

        Consolidated Balance Sheets at December 31, 1995 and 1994.

        Consolidated Statements of Operations for the years ended December 31, 1995, 1994 and 1993.

        Consolidated Statements of Cash Flows for the years ended December 31,
         1995, 1994 and 1993.

        Consolidated Statements of Stockholders' Equity for the years ended
         December 31, 1995, 1994 and 1993.

        Notes to Consolidated Financial Statements.

        Report of Independent Certified Public Accountants.

        Report of Independent Auditors.

     (a) 2.  Financial Statement Schedules

          Consolidated Schedules as of and for each of the years ended December 31, 1995, 1994 and 1993.

                                                                            FORM 10-K
                                                                              PAGE
                                                                            ---------
        II. Valuation and Qualifying Accounts.............................     S-1
        Report of Independent Certified Public Accountants................     S-2

     All other schedules have been omitted because of the absence of the conditions under which they are required or because the required information is included in the Consolidated Financial Statements or the notes thereto.

                           SELECTED FINANCIAL DATA(A)
                            YEARS ENDED DECEMBER 31
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            1995        1994        1993        1992        1991
                                           -------     -------     -------     -------     -------
Net sales................................  $78,867     $75,237     $59,226     $ 4,624          --
Interest and other income................       --          --          --     $ 9,586     $ 6,380
Net income (loss)........................  $(4,061)    $   635     $ 4,244(b)  $ 5,240     $ 4,065
Net income (loss) per share..............  $ (0.79)    $ (0.17)    $  0.30     $  0.48     $  0.30
Cash dividends per share declared:
  Preferred Stock........................  $  1.70     $  2.98     $ 0.850     $ 1.275     $ 1.700
  Common Stock...........................       --          --          --     $ 0.120     $ 0.160
  Class A Stock..........................       --          --          --     $ 0.120     $ 0.160
  Class B Stock..........................       --          --          --     $ 0.108     $ 0.144
AT DECEMBER 31
Cash and cash equivalents................  $ 1,533     $ 1,981     $ 1,336     $ 1,495     $12,214
Total assets.............................  $93,502     $88,994     $90,956     $89,073     $75,642
Long-term debt (including current
  portion)...............................  $ 6,877     $    33     $    26     $   546          --
Stockholders equity......................  $72,730     $78,746     $81,565     $76,524     $74,056

- ---------------
(a) The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and the notes thereto.

(b) In 1993, the Company adopted SFAS No. 109, Accounting for Income Taxes, which resulted in income of $627,000 or $0.09 per share from the cumulative effect of an accounting change.

                                  NYCOR, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                             AT DECEMBER 31,
                                                                           -------------------
                                                                            1995        1994
                                                                           -------     -------
                                                                               (AMOUNTS IN
                                                                            THOUSANDS, EXCEPT
                                                                             PER SHARE DATA)
                                 ASSETS
Current assets:
  Cash and cash equivalents..............................................  $ 1,533     $ 1,981
  Accounts receivable, net of allowance for doubtful accounts of $607 and
     $409 in 1995 and 1994, respectively.................................    2,215       1,353
  Accounts receivable from Fedders Corporation...........................    1,860       5,970
  Inventories............................................................   11,783      10,745
  Other current assets...................................................    1,417         611
                                                                           -------     -------
          Total current assets...........................................   18,808      20,660
Property, plant and equipment, net.......................................   31,179      23,854
Goodwill.................................................................   41,124      42,240
Other assets.............................................................    2,391       2,240
                                                                           -------     -------
          Total assets...................................................  $93,502     $88,994
                                                                           =======     =======
                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable.......................................................  $ 7,709     $ 4,364
  Accrued expenses.......................................................    4,724       4,798
  Current portion of long-term debt......................................    1,176          10
  Other current liabilities..............................................       81          71
                                                                           -------     -------
          Total current liabilities......................................   13,690       9,243
Long-term debt...........................................................    5,701          23
Other long-term liabilities:
  Warranty expense.......................................................      577         616
  Other..................................................................      804         366
Commitments and contingencies
Stockholders' equity:
  Preferred Stock, $1 par value, 5,000,000 shares authorized, 1,150,000 issued and outstanding at December 31, 1995 and 1994 with a
     liquidation preference of $23,000,000...............................    1,150       1,150
  Common Stock, $1 par value, 115,000,000 shares authorized, 2,882,580
     and 2,882,155 issued at December 31, 1995 and 1994, respectively....    2,882       2,882
  Class A Stock, $1 par value, 100,000,000 shares authorized, 4,229,971
     issued at December 31, 1995 and 1994................................    4,230       4,230
  Class B Stock, $1 par value, 7,500,000 shares authorized, 713,675 and
     714,100 issued and outstanding at December 31, 1995 and 1994,
     respectively........................................................      714         714
  Additional paid-in capital.............................................   37,779      37,779
  Retained earnings from January 1, 1988.................................   27,128      33,144
  Less-treasury stock, at cost:
     82,561 shares of Common Stock and 178,596 shares of Class A Stock at
     December 31, 1995 and 1994..........................................   (1,153)     (1,153)
                                                                           -------     -------
          Total stockholders' equity.....................................   72,730      78,746
                                                                           -------     -------
          Total liabilities and stockholders' equity.....................  $93,502     $88,994
                                                                           =======     =======

                             See accompanying notes

                                  NYCOR, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   YEARS ENDED DECEMBER 31,
                                                                -------------------------------
                                                                 1995        1994        1993
                                                                -------     -------     -------
                                                                    (AMOUNTS IN THOUSANDS,
                                                                    EXCEPT PER SHARE DATA)
Net sales.....................................................  $78,867     $75,237     $59,226
Cost of goods sold............................................   73,210      64,921      46,554
Selling, general and administrative expense...................    9,171       9,553       8,366
                                                                -------     -------     -------
Operating income (loss).......................................   (3,514)        763       4,306
Interest expense (income) (net of interest income of $115 in
  1995).......................................................      189         (93)        (73)
                                                                -------     -------     -------
Income (loss) before income taxes and cumulative effect of an
  accounting change...........................................   (3,703)        856       4,379
Federal, foreign and state income taxes.......................      358         221         762
                                                                -------     -------     -------
Income (loss) before cumulative effect of an accounting
  change......................................................   (4,061)        635       3,617
Cumulative effect of an accounting change.....................       --          --         627
                                                                -------     -------     -------
Net income (loss).............................................   (4,061)        635       4,244
Preferred Stock dividend requirement..........................   (1,955)     (1,955)     (1,955)
                                                                -------     -------     -------
Net income (loss) attributable to common stockholders.........  $(6,016)    $(1,320)    $ 2,289
                                                                =======     =======     =======
Primary earnings (loss) per share:
  Income (loss) before cumulative effect of an accounting
     change...................................................  $ (0.79)    $ (0.17)    $  0.21
  Cumulative effect of an accounting change...................       --          --        0.09
                                                                -------     -------     -------
Net income (loss) per share...................................  $ (0.79)    $ (0.17)    $  0.30
                                                                =======     =======     =======

                             See accompanying notes

                                  NYCOR, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   YEARS ENDED DECEMBER 31,
                                                                -------------------------------
                                                                 1995        1994        1993
                                                                -------     -------     -------
                                                                    (AMOUNTS IN THOUSANDS)
Cash flows from operations:
  Net income (loss)...........................................  $(4,061)    $   635     $ 4,244
     Adjustments to reconcile net income to net cash provided
       by operations:
       Depreciation...........................................    3,100       2,966       2,877
       Amortization...........................................    1,548       1,557       1,365
     Changes in operating assets and liabilities:
       Decrease (increase) in accounts receivable.............    3,248      (2,377)     (2,074)
       Decrease (increase) in inventories.....................   (1,038)      2,234      (2,963)
       Increase in other current assets.......................     (806)       (203)       (243)
       Increase in other assets...............................     (583)       (282)        (47)
       Increase (decrease) in accounts payable................    3,345         509        (780)
       Increase (decrease) in accrued expenses and other
          current liabilities.................................      351         341        (969)
                                                                -------     -------     --------
          Net cash provided by operations.....................    5,104       5,380       1,410
                                                                -------     -------     --------
Cash flows from investing activities:
  Proceeds from sale of equipment.............................       --         439          --
  Additions to property, plant and equipment..................   (2,977)     (1,707)       (957)
                                                                -------     -------     --------
          Net cash used in investing activities...............   (2,977)     (1,268)       (957)
                                                                -------     -------     --------
Cash flows from financing activities:
  Dividends paid..............................................   (1,955)     (3,421)       (978)
  Payments on capital lease...................................     (620)        (13)        (67)
  Proceeds from stock options exercised.......................       --         228         120
  Proceeds from sale of stock.................................       --          --       1,166
  Acquisition of treasury stock...............................       --        (261)         --
  Increase (decrease) in short-term borrowing.................       --          --        (400)
  Repayment of long-term debt.................................       --          --        (453)
                                                                -------     -------     --------
          Net cash used in financing activities...............   (2,575)     (3,467)       (612)
                                                                -------     -------     --------
Net increase (decrease) in cash and cash equivalents..........     (448)        645        (159)
Cash and cash equivalents, beginning of year..................    1,981       1,336       1,495
                                                                -------     -------     --------
Cash and cash equivalents, end of year........................  $ 1,533     $ 1,981     $ 1,336
                                                                =======     =======     ========
Supplemental disclosure:
  Interest paid...............................................  $   301     $    20     $    30
  Income taxes paid...........................................  $   354     $   226     $   300
Non-cash investing and financing activities:
  Leased asset additions and related obligations..............  $ 7,463          --          --

                             See accompanying notes

                                  NYCOR, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                             ADDITIONAL
                                    PREFERRED   COMMON   CLASS A   CLASS B    PAID-IN     TREASURY   RETAINED
                                      STOCK     STOCK     STOCK     STOCK     CAPITAL      STOCK     EARNINGS
                                    ---------   ------   -------   -------   ----------   --------   --------
                                                             (AMOUNTS IN THOUSANDS)
Balance at December 31, 1992......   $ 1,150    $2,809   $ 3,524    $ 715     $ 34,798    $   (792)  $ 34,320
Net income........................        --       --         --       --           --          --      4,244
Preferred Stock dividend..........        --       --         --       --           --          --       (489)
Reclassification of additional
  paid-in capital.................        --       --         --       --        1,663          --     (1,663)
Limited stock offering............        --       --        606       --          560          --         --
Stock options exercised...........        --       25         25       --           70          --         --
                                      ------    ------    ------     ----      -------     -------    -------
Balance at December 31, 1993......     1,150    2,834      4,155      715       37,091        (792)    36,412
Net income........................        --       --         --       --           --          --        635
Preferred Stock dividend..........        --       --         --       --           --          --     (3,421)
Conversion of stock...............        --        1         --       (1)          --          --         --
Purchase of treasury stock........        --       --         --       --           --        (361)        --
Stock issuance....................        --       --         28       --           72          --         --
Stock options exercised...........        --       47         47       --          134          --         --
Reclassification of additional
  paid-in capital.................        --       --         --       --          482          --       (482)
                                      ------    ------    ------     ----      -------     -------    -------
Balance at December 31, 1994......     1,150    2,882      4,230      714       37,779      (1,153)    33,144
Net loss..........................        --       --         --       --           --          --     (4,061)
Preferred Stock dividend..........        --       --         --       --           --          --     (1,955)
                                      ------    ------    ------     ----      -------     -------    -------
Balance at December 31, 1995......   $ 1,150    $2,882   $ 4,230    $ 714     $ 37,779    $ (1,153)  $ 27,128
                                      ======    ======    ======     ====      =======     =======    =======

                             See accompanying notes

                                  NYCOR, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1994 AND 1993

1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION: The accompanying financial statements include the accounts of NYCOR, Inc. (the "Company") and its two operating subsidiaries, Melcor Corporation ("Melcor") and Rotorex Company, Inc. ("Rotorex"). All significant intercompany accounts and transactions are eliminated in consolidation. Melcor is a manufacturer of solid state thermoelectric heat pump modules, which are used for special cooling and heating applications. Rotorex manufactures compressors for room air conditioners.

     NET SALES: Sales are recorded at the time of shipment net of provisions for sales allowances, warranty and similar items.

     CASH AND CASH EQUIVALENTS: Cash and cash equivalents are stated at cost, which is equal to market, and include highly liquid debt instruments with initial maturities of less than 90 days.

     WARRANTY AND RETURN POLICY: Rotorex's warranty policy provides two-year coverage for compressors. The Company's products may only be returned with the consent of the Company. The Company's policy is to accrue the estimated cost of warranty coverage and returns at the time the sale is recorded.

     INVENTORIES: Inventories are stated at the lower of the first-in, first-out (FIFO) cost or market. The Company periodically reviews inventory for slow moving and obsolete items. Write downs, which have historically been insignificant, are recorded in the period in which they are identified. Inventories consist of the following at December 31:

                                                                        1995        1994
                                                                       -------     -------
                                                                         (IN THOUSANDS)
    Finished goods...................................................  $ 1,021     $   897
    Work in process..................................................    5,689       4,660
    Raw materials and supplies.......................................    5,073       5,188
                                                                       -------     -------
                                                                       $11,783     $10,745
                                                                       =======     =======

     PROPERTY, PLANT AND EQUIPMENT: Replacements, betterments and additions to property, plant and equipment are capitalized at cost. Expenditures for maintenance and repairs are charged to expense as incurred. Upon sale or retirement of property, plant and equipment, the cost and related accumulated depreciation are removed from the respective accounts and any gain or loss is reflected in income. Property, plant and equipment consist of the following at December 31:

                                                                        1995        1994
                                                                       -------     -------
                                                                         (IN THOUSANDS)
    Land and improvements............................................  $ 2,666     $ 2,664
    Buildings and improvements.......................................   10,414       7,951
    Machinery and equipment..........................................   27,534      19,622
                                                                       -------     -------
    Property, plant and equipment at cost............................   40,614      30,237
    Accumulated depreciation.........................................   (9,435)     (6,383)
                                                                       -------     -------
                                                                       $31,179     $23,854
                                                                       =======     =======

     Depreciation is calculated using the straight-line method over the estimated useful life of each asset which is 7 to 30 years for building and improvements, and 3 to 12 years for machinery and equipment.

     GOODWILL AND OTHER ASSETS: Other assets consist primarily of intangible assets which, other than goodwill, are amortized over periods from 5 to 37 years using the straight-line method. Goodwill is amortized over 40 years using the straight-line method and is net of accumulated amortization of $3,652,000 and

                                  NYCOR, INC.

                        DECEMBER 31, 1995, 1994 AND 1993

$2,536,000 at December 31, 1995 and 1994, respectively. Other assets are net of accumulated amortization of $1,146,000 and $714,000 at December 31, 1995 and 1994, respectively, and consist of the following at December 31:

                                                                          1995       1994
                                                                         ------     ------
                                                                          (IN THOUSANDS)
    License agreements.................................................  $  412     $  522
    Customer relationships.............................................   1,003      1,033
    Other intangibles..................................................     180        383
    Other..............................................................     796        302
                                                                         ------     ------
         Total other assets............................................  $2,391     $2,240
                                                                         ======     ======

     The recoverability of goodwill and other intangibles are evaluated periodically based upon the expected, undiscounted net cash flows from the related businesses.

     ACCRUED EXPENSES:  Accrued expenses consist of the following at December
31:

                                                                          1995       1994
                                                                         ------     ------
                                                                          (IN THOUSANDS)
    Employee compensation and benefits.................................  $1,074     $1,406
    Professional and consulting fees...................................     773        484
    Income taxes payable...............................................       6         17
    Current portion of warranty expense................................     385        361
    Litigation and contingencies.......................................   1,852      1,942
    Other..............................................................     634        588
                                                                         ------     ------
                                                                         $4,724     $4,798
                                                                         ======     ======

     RESEARCH AND DEVELOPMENT COSTS: All research and development costs are charged to expense as incurred and amount to $1,592,000 in 1995, $1,444,000 in 1994 and $745,000 in 1993.

     USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RISK AND UNCERTANTIES: Approximately 68% of the Company's employees are covered by a three year collective bargaining agreement, which expires in August 1997.

     EFFECT OF NEW ACCOUNTING PRONOUNCEMENTS: In March 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards "FAS" No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Company believes that this pronouncement will not have a material impact on the Company's results of operations and financial condition. In October, 1995 the FASB issued FAS No. 123 "Accounting for Stock-Based Compensation." Management is evaluating the implementation of FAS 123, but does not expect it to have a material impact on the Company's results of operations or financial condition.

     AMOUNTS PER SHARE: Primary earnings per share are computed by dividing net income, less Preferred Stock dividends, by the weighted average number of shares of Common Stock, Class A Stock, Class B Stock and other common stock equivalents outstanding during the year: 7,580,000, 7,583,000 and 7,544,000 in 1995, 1994 and 1993, respectively (notes 4 and 5).

                                  NYCOR, INC.

                        DECEMBER 31, 1995, 1994 AND 1993

     Fully diluted earnings per share are computed by dividing net income by the weighted average number of shares of Common Stock, Class A Stock, Class B Stock and other common stock equivalents (assuming conversion of Preferred Stock) outstanding during the year: 10,133,000, 10,136,000 and 10,097,000 in 1995, 1994 and 1993, respectively. In 1995, 1994 and 1993, fully diluted earnings per share were anti-dilutive.

     RECLASSIFICATIONS: Certain items in the 1994 financial statements have been reclassified to conform to the 1995 presentation.

2 -- TRANSACTIONS WITH FEDDERS

     Certain officers and directors of the Company are also officers and directors of Fedders Corporation ("Fedders") and have stockholdings in both companies. Since being acquired from Fedders in 1992, Rotorex has supplied Fedders with rotary compressors under a ten year supply agreement which requires Fedders to purchase certain minimum quantities, up to 800,000 units, on an annual basis. Sales to Fedders are at negotiated market prices and amount to $61,951,000, $60,381,000, and $36,697,000 during 1995, 1994 and 1993, respectively.

     In November 1995, the Company announced that a definitive agreement was reached to merge with Fedders. Under the terms of the agreement, NYCOR stockholders will receive Fedders Stock with a market value, as described in the agreement, of $6.25 on the effective date of the merger, for each share of NYCOR Common, Class A and Class B stock outstanding prior to the merger. Such consideration will be Fedders Class A stock, if the market value of such stock, as determined in accordance with the agreement, prior to the merger is $6.25 or higher per share. If the market value of Fedders Class A stock, as determined in accordance with the agreement, is less than $6.25 per share, NYCOR stockholders will receive shares of a new Fedders Convertible Preferred Stock with terms expected to support an initial market value of $6.25 per share.

3 -- INCOME TAXES

     At December 31, 1995, the Company had tax operating loss carryforwards of approximately $15,355,000, of which $10,912,000 expires in 1996 and the remainder of which expires between 1997 and 2010. The Company also had investment tax credit carryforwards of approximately $201,000 which expire in the period from 1996 through 2000 and alternative minimum tax ("AMT") credit carryforwards of approximately $1,373,000.

                                  NYCOR, INC.

                        DECEMBER 31, 1995, 1994 AND 1993

     Deferred tax liabilities and assets, which reflect the net tax effects of temporary differences between assets and liabilities for financial reporting and income tax purposes, consist of the following at December 31:

                                                                        1995        1994
                                                                       -------     -------
                                                                         (IN THOUSANDS)
    Deferred tax liabilities -- tax over book amortization...........  $ 1,752     $ 1,082
                                                                       -------     -------
      Total deferred tax liabilities.................................  $ 1,752     $ 1,082
                                                                       -------     -------
    Deferred tax assets:
      Net operating loss carryforwards...............................    5,221       4,131
      AMT carryforwards..............................................    1,373       1,373
      Book over tax depreciation.....................................    1,088         709
      Warranty.......................................................      327         332
      Other..........................................................      836         816
    Valuation allowance for deferred tax assets......................   (7,093)     (6,279)
                                                                       -------     -------
      Total deferred tax assets......................................    1,752       1,082
                                                                       -------     -------
         Net deferred tax assets.....................................  $    --     $    --
                                                                       =======     =======

     The reconciliation of the provision for income taxes, at the U.S. federal statutory tax rates, to income tax expense is as follows:

                                                                1995       1994       1993
                                                               -------     -----     ------
                                                                      (IN THOUSANDS)
    Federal income tax at statutory rate.....................  $(1,259)    $ 291     $1,531
    Goodwill amortization....................................       87        87         87
    Utilization of tax loss carryforwards....................       --      (362)      (946)
    Operating losses with no current tax benefit.............    1,195        --         --
    Alternative minimum tax..................................       --        20         95
    Refund of federal tax....................................       --        --        (91)
    Foreign tax..............................................      292       155
    State taxes, net of federal benefit......................       43        30         86
                                                                 -----     ------    -------
                                                               $   358     $ 221     $  762
                                                                 =====     ======    =======

     The provision for income taxes for 1995 consists of current state and foreign taxes of $66,000 and $292,000, respectively. The provision for income taxes for 1994 consists of current federal, state and foreign taxes of $20,000, $46,000 and $155,000, respectively. The provision for income taxes for 1993 consists of deferred federal taxes of $627,000 and current state taxes of $135,000.

     The Company adopted Statement of Financial Accounting Standard No. 109 ("FAS 109") "Accounting for Income Taxes" as of January 1, 1993. The adoption of FAS 109 did not have a material effect on pretax income. However, the cumulative effect of adopting FAS 109 was to increase net income by $627,000.

     At December 31, 1987, the Company adopted Statement of Financial Accounting Standard No. 96, ("FAS 96") "Accounting for Income Taxes," which allows the recognition of the tax benefits of net operating loss carryforwards in the statement of operations as a reduction of income tax expense. In September 1989, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 86. In the SEC staff's view, tax benefits of net operating loss carryforwards must be reported as an addition to additional paid-in capital rather than being recorded in the statement of operations.

                                  NYCOR, INC.

                        DECEMBER 31, 1995, 1994 AND 1993

     Based on the circumstances that existed when the Company reclassified its accumulated deficit to additional paid-in capital in 1988 and adopted FAS 96, the SEC staff has indicated that they would not object to the Company's continued reporting of the tax benefit of its net operating loss carryforwards in the statement of operations. If SAB No. 86 had been applied, net income for 1994, and 1993 would have been reduced by $362,000, and $946,000, respectively. There would have been no effect on the balance sheet.

4 -- STOCK OPTION PLANS

     All stock option plans, as approved by the stockholders, provide for the granting to employees and officers of incentive stock options (as defined under current tax laws) and non-qualified stock options to directors who are not employees. Stock options are exercisable at a price no less than the market value on the date of grant. Existing stock option plans permit the granting of options to purchase up to 571,890 shares of Common Stock and up to 721,890 shares of Class A Stock. Stock options are exercisable one year after the date of grant and, if not exercised, will expire five years from the original date of grant.

                                                                                      EXERCISE
                     (IN THOUSANDS OF SHARES)                        # OPTIONS         PRICE
                                                                     ---------     --------------
Options outstanding at December 31, 1992...........................      373       $2.31 to $2.50
Granted............................................................      368
Cancelled..........................................................        1
Exercised..........................................................       50
                                                                         ---
Options outstanding at December 31, 1993...........................      690       $2.31 to $3.88
Exercised..........................................................       95
                                                                         ---
Options outstanding at December 31, 1994...........................      595       $2.31 to $3.88
                                                                         ---
Cancelled..........................................................     (106)
                                                                         ---
Options outstanding at December 31, 1995...........................      489       $2.31 to $3.88
                                                                         ===
Options exercisable at December 31, 1995...........................       15

5 -- CAPITAL STOCK

     PREFERRED STOCK: The Preferred Stock is convertible into Common Stock and Class A Stock at a rate of 1.11 shares of Common Stock and 1.11 shares of Class A Stock for each share of Preferred Stock. Accordingly, at December 31, 1995, 1,276,500 shares of Common Stock and 1,276,500 shares of Class A Stock are reserved for issuance upon conversion. The Preferred Stock is also exchangeable in whole, but not in part, at the option of the Company for the Company's unissued 8 1/2% Convertible Subordinated Debentures due 2012 at the rate of $20 principal amount of Debentures for each share of Preferred Stock. The Debentures, if issued, will be convertible into Common Stock and Class A Stock at the conversion rate applicable to the Preferred Stock. The holders of Preferred Stock are entitled to receive upon liquidation $20 per share, plus accumulated and unpaid dividends to the date of distribution, before any distribution is made on the Common Stock, Class A Stock or Class B Stock. The Preferred Stock has an annual, cumulative dividend rate of $1.70 per share and has no voting rights. Subsequent to December 31, 1995 the Preferred Stock was exchanged for 8 1/2% Convertible Subordinated Debentures (note 10).

     COMMON STOCK: Shares of Common Stock are reserved for the conversion of Preferred Stock, Class A Stock and Class B Stock. At December 31, 1995, 571,890 shares are also reserved for issuance in connection with options not yet granted or exercised under the Company's stock option plans (note 4).

                                  NYCOR, INC.

                        DECEMBER 31, 1995, 1994 AND 1993

     CLASS A STOCK: Class A Stock has rights, including dividend rights, substantially identical to Common Stock, except that the Class A Stock is not entitled to vote except to the extent provided under Delaware law. Class A Stock will automatically be converted into Common Stock on a share-for-share basis whenever all of the Class B Stock converts into Common Stock and, accordingly, at December 31, 1995, 4,229,971 shares are reserved for such conversion. Additionally, 721,890 shares are reserved for issuance in connection with options not yet granted or exercised under the Company's stock option plans (note 4).

     CLASS B STOCK: Class B Stock is immediately convertible into Common Stock on a share-for-share basis and accordingly, at December 31, 1995, 714,100 shares of Common Stock are reserved for such conversion. Class B Stock has, in certain circumstances, greater voting power in the election of directors (10 votes per share) but receives a lower dividend (90%), if declared, than Common Stock and Class A Stock, and has limited transferability.

6 -- SHORT-TERM BORROWING

     The Company has a $3,000,000 revolving credit facility with a commercial bank collateralized by all tangible and intangible assets, except for the machinery and equipment of Rotorex, which expires April 30, 1996. The interest rate on the credit facility is one percentage point above the bank's prime rate (8 1/2% at December 31, 1995).

7 -- LONG TERM DEBT

     Long-term debt consists of the following at December 31:

                                                                          1995        1994
                                                                         ------       ----
                                                                          (IN THOUSANDS)
    Capital lease obligation...........................................  $6,877       $33
    Capital lease obligation, current portion..........................   1,176        10
                                                                            ---       ---
    Long-term debt.....................................................  $5,701       $23
                                                                            ===       ===

     The Company has equipment which are under capital leases. The aggregate future minimum lease payments for the years ending December 31, 1995 are as follows: $1,176,000 in 1996, $1,308,000 in 1997, $1,449,000 in 1998, $1,405,000
in 1999, and $1,539,000 in 2000. The present value of minimum lease payments is $6,877,000, excluding $2,011,000 of interest.

8 -- COMMITMENTS AND CONTINGENCIES

     The Company leases certain property and equipment under operating leases which expire over the next five years. Most of these operating leases contain one of the following options: (a) the Company may, at the end of the initial lease term, purchase the property at the then fair market value or (b) the Company may renew its lease at the then fair market value for a period of one month to seven years. The Company has granted the lessor under the lease at Rotorex a security interest in machinery and equipment owned by Rotorex. Minimum payments for operating leases having initial or remaining non-cancelable terms in excess of one year are as follows: $2,042,000 in 1996, $1,876,000 in 1997, $1,807,000 in 1998, $1,704,000 in 1999 and $735,000 in 2000, and $958,000
thereafter. Minimum lease payments total $9,122,000. Total rent expense for all operating leases amounted to $1,408,000 in 1995, $1,208,000 in 1994, and $819,000 in 1993.

     The Company has an employment agreement with an officer. The agreement has a term of ten years from any point in time and provides for salary during the employment period, a disability program, postretirement benefits and a death benefit in an amount equal to ten times the prior year's compensation, payable by the Company over ten years. The estimated present value of future non-salary benefits payable under the

                                  NYCOR, INC.

                        DECEMBER 31, 1995, 1994 AND 1993

agreement has been determined based upon certain assumptions and is being amortized over the expected remaining years of service to the Company.

9 -- LITIGATION

     The Company is involved in litigation incidental to the conduct of its business. It is the opinion of management, after consultation with counsel, that the outcome of such litigation will not have a materially adverse effect on the financial statements. In 1994, a judgment for approximately $1,200,000, exclusive of interest and costs, was rendered against the Company in a lawsuit dating from 1987. Subsequent to December 31, 1995 the Company paid $1,200,000 plus accrued interest in final settlement of this judgment. The amount of the total settlement payment was fully accrued as of December 31, 1995.

10 -- SUBSEQUENT EXCHANGE OF PREFERRED STOCK

     On March 15, 1996, the Company exchanged the Preferred Stock for 8 1/2% Convertible Subordinated Debentures due 2012 at the rate of $20 principle amount of Debenture for each share of Preferred Stock. As a result of this exchange long-term debt increased by $23,000,000, and total stockholders equity was reduced by a corresponding amount. Had this exchange occurred at the beginning of 1995, interest expense and net loss would have increased by $1,955,000, no Preferred Stock dividend would of been declared and net loss per share would not have changed from the reported amount.

11 -- QUARTERLY FINANCIAL DATA (UNAUDITED)

                                               1995 QUARTERS                                     1994 QUARTERS
                                -------------------------------------------       -------------------------------------------
                                  1ST         2ND         3RD         4TH           1ST         2ND         3RD         4TH
                                -------     -------     -------     -------       -------     -------     -------     -------
                                                   (IN THOUSANDS, EXCEPT PER SHARE AND MARKET PRICE DATA)
Net sales...................... $21,036     $19,707     $15,844     $22,280       $21,457     $23,083     $11,575     $19,122
                                =======     =======     =======     =======       =======     =======      ======     =======
Net income (loss).............. $ (899)     $ (328)     $(1,887)    $ (947)       $ 1,227     $   660     $(1,312)    $    60
                                =======     =======     =======     =======       =======     =======      ======     =======
Primary net income (loss) per
  share........................ $(0.18)     $(0.11)     $(0.31)     $(0.19)       $  0.10     $  0.02     $(0.24)     $ (0.05)
                                =======     =======     =======     =======       =======     =======      ======     =======
Market price per share:
    Common: High...............       31/4        215/16       215/16       57/8        51/2        43/4        51/8        3
            Low................       25/8        23/8        23/8        21/8          37/8        31/2        23/4        21/8
    Class A: High..............       27/8        23/4        31/8        51/2          43/4        41/2        5           27/8
           Low.................       23/8        23/8        23/8        21/8          31/4        31/8        21/2        2
    Preferred: High............      143/4       15          151/2       17            193/4       183/4       181/2       16
            Low................      13          12          121/4       131/2         171/4       17          151/4       131/4
Cash dividends declared:
  Preferred Stock.............. $ 0.425     $ 0.425     $ 0.425     $ 0.425       $ 0.850     $ 0.850     $ 0.850     $ 0.425
  Common Stock.................      --          --          --          --            --          --          --          --
  Class A Stock................      --          --          --          --            --          --          --          --
  Class B Stock................      --          --          --          --            --          --          --          --

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of NYCOR, Inc.

     We have audited the accompanying balance sheet of NYCOR, Inc., as of December 31, 1995 and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NYCOR, Inc., as of December 31, 1995, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

BDO Seidman, LLP

Woodbridge, New Jersey
January 23, 1996, except for note 10,
which is as of March 16, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of NYCOR, Inc.

     We have audited the accompanying balance sheets of NYCOR, Inc., as of December 31, 1994 and 1993 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1994. Our audits also included the financial statement schedule listed in Index at item 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of NYCOR, Inc., at December 31, 1994 and 1993, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

     As discussed in note 3 to the consolidated financial statements, in 1993 the Company changed its method of accounting for income taxes to conform with Statement of Accounting Standard No. 109.

ERNST & YOUNG

Princeton, New Jersey
January 20, 1995

(A) 3.  EXHIBITS

EXHIBIT NO.                                      DESCRIPTION
- -----------   ----------------------------------------------------------------------------------
   (3)(i)     Certificate of Incorporation of NYCOR, Inc., included as Annex A to the
              Information Statement forming a part of the Company's Registration Statement on
              Form 10 and incorporated herein by reference.
     (ii)     Certificate of the Powers, Designation, Preference, Rights and Limitations of
              $1.70 Convertible Exchangeable Preferred Stock of NYCOR, Inc., filed as Exhibit
              (4) to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
              1987 and incorporated herein by reference.
    (iii)     Certificate of Amendment of Certificate of Incorporation of NYCOR, Inc., filed as
              Exhibit (3)(iii) to the Company's Annual Report on Form 10-K for 1992 and
              incorporated herein by reference.
     (iv)     By-Laws of NYCOR, Inc., included as Annex B to the Information Statement forming a part of the Company's Registration Statement on Form 10 and incorporated herein by reference.
  (10)(i)     NYCOR, Inc. Stock Option Plan, included as Annex C to the Information Statement forming a part of the Company's Registration Statement on Form 10 and incorporated herein by reference.
     (ii)     NYCOR, Inc. Stock Option Plan I, filed as Exhibit (10)(ii) to the Company's Annual
              Report on Form 10-K for 1987 and incorporated herein by reference.
    (iii)     NYCOR, Inc. Stock Option Plan II, filed as Exhibit (10)(iii) to the Company's
              Annual Report on Form 10-K for 1988 and incorporated herein by reference.
     (iv)     NYCOR, Inc. Stock Option Plan III, filed as Exhibit (10)(iv) to the Company's
              Annual Report on Form 10-K for 1989 and incorporated herein by reference.
      (v)     NYCOR, Inc. Stock Option Plan IV, filed as Exhibit (10)(v) to the Company's Annual
              Report on Form 10-K for 1990 and incorporated herein by reference
     (vi)     Supply Agreement between Rotorex Company, Inc. and Fedders Nyorth America, Inc.
              dated September 28, 1992, filed as Exhibit (10)(vi) to the Company's Annual Report on Form 10-K for 1992 and incorporated herein by reference.
    (vii)     Agreement and Plan of Merger dated November 30, 1995 between Fedders Corporation and NYCOR, Inc., filed as Annex A to Registration Statement on Form S-4 of Fedders
              Corporation (Registration No. 333-00483) and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NYCOR, Inc.

                                          By: /s/ KENT E. HANSEN

                                            ------------------------------------
                                            Kent E. Hansen
                                            Vice President-Finance
                                            and General Counsel

Date: March 29, 1996

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

                  SIGNATURE                                 TITLE                    DATE
- ---------------------------------------------  -------------------------------  ---------------
/s/ SALVATORE GIORDANO                         Chairman of the Board             March 29, 1996
- ---------------------------------------------
Salvatore Giordano
/s/ SALVATORE GIORDANO JR.                     Vice Chairman and a Director      March 29, 1996
- ---------------------------------------------  (Principal Executive Officer)
Salvatore Giordano Jr.
/s/ JOSEPH GIORDANO                            Director                          March 29, 1996
- ---------------------------------------------
Joseph Giordano
/s/ WILLIAM J. BRENNAN                         Director                          March 29, 1996
- ---------------------------------------------
William J. Brennan
/s/ S.A. MUSCARNERA                            Director                          March 29, 1996
- ---------------------------------------------
S.A. Muscarnera
/s/ C.A. KEEN                                  Director                          March 29, 1996
- ---------------------------------------------
C.A. Keen
/s/ KENT E. HANSEN                             Vice President-Finance and        March 29, 1996
- ---------------------------------------------  General Counsel (Principal
Kent E. Hansen                                 Financial Officer)
/s/ EDWIN DIAZ                                 Controller (Principal             March 29, 1996
- ---------------------------------------------  Accounting Officer)
Edwin Diaz

                                                                     SCHEDULE II

                                  NYCOR, INC.

                 VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993
                             (AMOUNTS IN THOUSANDS)

                                                     BALANCE AT     ADDITIONS
                                                     BEGINNING     CHARGED TO                  BALANCE AT
                                                     OF PERIOD       EXPENSE     DEDUCTIONS   END OF PERIOD
                                                    ------------   -----------   ----------   -------------
Allowance for doubtful accounts:
Year ended December 31, 1995......................      $409          $ 493         $295          $ 607
                                                    =========      =========     ========     =========
Year ended December 31, 1994......................      $336          $ 336         $263          $ 409
                                                    =========      =========     ========     =========
Year ended December 31, 1993......................      $313          $  54         $ 31          $ 336
                                                    =========      =========     ========     =========

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Nycor, Inc.

     The audit referred to in our report dated January 23, 1996 relating to the consolidated financial statements of Nycor, Inc. which is contained in Item 8 of this Form 10-K, included the audit of the December 31, 1995 financial statement schedule listed in the accompanying index. This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement schedule based upon our audit.

     In our opinion, such financial statement schedule presents fairly, in all material respects, the information set forth therein.

                                          BDO Seidman, LLP

Woodbridge, New Jersey
January 23, 1996

                                                                         ANNEX C

                                                                  March 20, 1996

Board of Directors
Fedders Corporation
Westgate Corporate Center
505 Martinsville Road
Liberty Corner, NJ 07938

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to Fedders Corporation ("Fedders") of the proposed consideration to be paid pursuant to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated November 30, 1995, whereby NYCOR, Inc. ("NYCOR") would be merged with and into Fedders (the "Merger"), with Fedders as the surviving corporation. The Merger Agreement provides, among other things, that each share of NYCOR Common Stock, Class A Stock and Class B Stock shall be converted into either (i) if the average daily closing price (the "Average Price") of Fedders Class A Stock for the fifteen consecutive trading days ending on the fifth day prior to the date of the NYCOR Special Meeting (the "Pricing Date") is at or above $6.25, that number of shares of Fedders Class A Stock equal to $6.25 divided by the Average Price; or (ii) if the Average Price is less than $6.25, one share of Fedders Convertible Preferred Stock (the "Preferred Stock") which shall be convertible into Fedders Class A Stock at a conversion price of $6.25 per share. We understand that the terms of the Preferred Stock will be determined at the Pricing Date; however, we also understand that it is currently contemplated that the Preferred Stock will have a liquidation preference of $6.25 per share and an annual dividend rate of 2.5% (the "Proposed Terms"), and our opinion is based upon the Proposed Terms.

     We also understand that (i) NYCOR shares were distributed as a dividend to Fedders shareholders in 1986, and certain persons serve as directors and executive officers of, and are significant shareholders of, both Fedders and NYCOR; (ii) the business of Rotorex Company, Inc. ("Rotorex"), a subsidiary of NYCOR, was acquired by Fedders from NYCOR in 1989, and was sold by Fedders to NYCOR in 1992; and (iii) Fedders is the principal customer of Rotorex.

     You have furnished us with the Proxy Statement-Prospectus of Fedders and NYCOR for the Annual Meeting of Fedders Stockholders in substantially the form to be sent to shareholders. The Merger Agreement appears as Annex A to the Proxy Statement-Prospectus.

     For the purpose of this opinion, we have undertaken certain reviews, analyses and inquiries as we have deemed relevant and have, among other things:

          (i) reviewed the Proxy Statement-Prospectus;

          (ii) reviewed publicly available information relating to both Fedders and NYCOR, including Fedders' annual reports on Form 10-K and annual reports to shareholders for the five fiscal years ended August 31, 1995 and report on Form 10-Q for the quarter ended November 30, 1995, and

     NYCOR's annual reports on Form 10-K and annual reports to shareholders for the five fiscal years ended December 31, 1994 and reports on Form 10-Q for the three quarters ended September 30, 1995;

          (iii) discussed with senior management of both Fedders and NYCOR the companies' historical and current operations, financial condition and future prospects and reviewed certain internal financial information, business plans and forecasts prepared by their respective managements;

          (iv) visited the headquarters of both Fedders and NYCOR, as well as the principal manufacturing facility of Rotorex;

          (v) reviewed the historical prices and trading volumes of the Common Stock and Class A Stock of both Fedders and NYCOR;

Board of Directors
February 12, 1996
Page 2

          (vi) reviewed certain financial and market data for both Fedders and NYCOR and compared such information with similar information for certain publicly traded companies which we deemed comparable;

          (vii) reviewed the financial terms of certain mergers and acquisitions of businesses which we deemed comparable;

          (viii) analyzed the pro forma contributions of Fedders and NYCOR to the combined business; and

          (ix) performed such other analyses and investigations and considered such other factors as we deemed appropriate.

     In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us regarding both Fedders and NYCOR, and we have not assumed any responsibility for the independent verification of such information. We have further relied upon the assurance of management of both Fedders and NYCOR that they are unaware of any facts that would make such information incomplete or misleading. In arriving at our opinion, we have not performed any independent evaluation or appraisal of the assets of Fedders and NYCOR. Our opinion is necessarily based on the economic, market and other conditions existing on the date of our opinion.

     Based upon the foregoing, it is our opinion as of the date hereof that the proposed consideration to be paid by Fedders pursuant to the Merger Agreement is fair to Fedders from a financial point of view.

                                          Very truly yours,

                                          TM CAPITAL CORP.

                                                                         ANNEX D

March 19, 1996

Board of Directors
NYCOR, Inc.
287 Childs Road
Basking Ridge, NJ 07920

Dear Members of the Board:

     We understand that NYCOR, Inc. ("NYCOR") and Fedders Corporation ("Fedders") have entered into the Agreement and Plan of Merger dated as of November 30, 1995 (the "Agreement"), pursuant to which NYCOR will be acquired by Fedders (the "Merger"). If the average closing price per share of Fedders Class A Stock for the 15 trading days ending five business days before the date of the meeting at which NYCOR stockholders will vote upon the Merger (the "Fedders Average Price") is at or above $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR will be converted into the right to receive a number of shares of Fedders Class A Stock determined by dividing $6.25 by the Fedders Average Price. If the Fedders Average Price is below $6.25, each share of Common Stock, Class A Stock and Class B Stock of NYCOR will be converted into the right to receive one share of Fedders Convertible Preferred Stock ("Fedders Preferred") with terms expected to support an initial market value of $6.25. If issued, each share of Fedders Preferred (i) will be convertible into one share of Fedders Class A Stock; and (ii) may be called for redemption by Fedders at any time at the redemption price of $6.25, plus unpaid dividends to the dividend payment date next preceding the date of redemption, in cash or in equivalent value of Fedders Class A Stock. Although the precise dividend rate of the Fedders Preferred will not be set until the fifth business day before the meeting of the stockholders of NYCOR to be held to consider the Merger, and only if the Fedders Average Price is below $6.25, we understand that, as of the date hereof, it is contemplated that the Fedders Preferred will have (i) an annual dividend rate of 2.5% and (ii) a liquidation preference of $6.25 per share (the "Proposed Terms") and our opinion is based on the Proposed Terms.

     You have requested our opinion as to the fairness, from a financial point of view, to NYCOR, of the consideration to be paid in the Merger. In connection with this opinion, we have:

          (i) Reviewed the financial terms and conditions of the Agreement;

          (ii) Analyzed certain historical business and financial information relating to NYCOR, including its Annual Reports and Forms 10-K for the three years ended December 31, 1994 and its Form 10-Q for the quarter ended September 30, 1995;

          (iii) Analyzed certain historical business and financial information relating to Fedders, including financial statements for the three years ended August 31, 1995 and the quarter ended November 30, 1995;

          (iv) Reviewed various financial forecasts and other data provided to us by NYCOR and Fedders relating to their respective businesses;

          (v) Held discussions with members of the senior management of NYCOR and Fedders with respect to the businesses and prospects of NYCOR and Fedders, respectively, the strategic objectives of each and possible benefits which might be realized following the Merger;

          (vi) Analyzed the pro forma impact of the merger on NYCOR's financial results and financial condition;

          (vii) Reviewed public information with respect to certain other companies in lines of businesses we believe to be generally comparable to NYCOR's businesses;

          (viii) Reviewed the financial terms of certain business combinations involving companies in lines of businesses we believe to be generally comparable to those of NYCOR;

Page 2
March 19, 1996

          (ix) Reviewed the historical stock prices and trading volumes of NYCOR's Common Stock and Class A Stock; and

          (x) Conducted such other financial studies, analyses and investigations as we deemed appropriate.

     We have relied upon the accuracy and completeness of the financial and other information provided to us by NYCOR and Fedders and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of NYCOR or Fedders. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of management of NYCOR and Fedders as to the future financial performance of NYCOR and Fedders, respectively. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

     In rendering our opinion, we have noted in the Agreement that it is expected that the Merger will be accounted for as a purchase. In addition, we have assumed that the Merger will be consummated on the terms described in the Agreement without any waiver of any material terms or conditions by NYCOR and that obtaining the necessary regulatory approvals for the Merger will not have an adverse effect on NYCOR.

     Laidlaw Equities, Inc. is acting as financial advisor to NYCOR in connection with the Merger, and we will receive a fee for our services. It is understood that this letter may not be disclosed or otherwise referred to without our prior consent, except as may otherwise be required by law or by a court of competent jurisdiction.

     Based on and subject to the foregoing, we are of the opinion that the consideration to be paid in the Merger is fair to NYCOR from a financial point of view.

Very truly yours,

LAIDLAW EQUITIES, INC.

By: /s/  CORNELIUS P. MCCARTHY

    --------------------------------------------------------
    Cornelius P. McCarthy
    Managing Director

                                                                         ANNEX E

     262 APPRAISAL RIGHTS. -- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec.251, 252, 254, 257, 258, 263 or 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsections (f) or (g) of sec.251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec.sec.251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

     a. Shares of stock of the corporation surviving or resulting from such merger or consolidation or depository receipts in respect thereof:

     b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders:

     c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

     d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation was approved pursuant to sec.228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights or the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address at it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder thereby to demand the appraisal of his shares.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholders within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (c) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                         ANNEX F

                              FEDDERS CORPORATION

                             STOCK OPTION PLAN VIII

SECTION 1.  Purposes of the Plan

     The purposes of the Fedders Corporation Stock Option Plan VIII are to advance the interests of the Company by providing incentives to selected key employees and non-employee directors, consultants, and employees of companies with which the Company has entered or enters into a joint venture or similar business relationship, who contribute and are expected to contribute materially to the success of the Company, to provide a means of rewarding outstanding performance and to enable the Company to maintain a competitive position in attracting and retaining the key personnel necessary for growth and profitability. Options to purchase a limited number of Shares may also be granted to all other employees of the Company, at the discretion of the Company's Board of Directors.

SECTION 2.  Definitions

     2.1  "Board of Directors" means the Board of Directors of Fedders
          Corporation.

     2.2  "Company" means Fedders Corporation, its subsidiaries.

     2.3 "Fair Market Value" means the closing price regular way on the principal national securities exchange on which the Stock is traded on the relevant date, or if the Stock is not listed or admitted to trading on any national securities exchange, the last trade price as reported on the NASDAQ System on the relevant date, or, if not so reported, the average of the closing bid and asked prices as reported on the NASDAQ System on the relevant date. If no sales of the Stock are reported for the relevant date, then Fair Market Value shall be determined as of the most recent preceding date for which sales of the Stock are reported.

     2.4 "Option" or "Options" means a right granted to purchase Stock pursuant to the Plan.

     2.5  "Plan" means the Fedders Corporation Stock Option Plan VIII.

     2.6 "Shares" means shares of the Company's Common Stock, $1 par value per share, or Class A Stock $1 par value per share.

     2.7 "Stock" means the Company's Common Stock, $1 par value per share, or Class A Stock, $1 par value per share.

     2.8 "Stock Appreciation Right" means the right defined in Section 6.1 of the Plan.

SECTION 3.  Number of Shares Authorized

     The total number of Shares which may be issued and sold under the Plan pursuant to Options or Stock Appreciation Rights shall not exceed 5,000,000 Shares. However, the Board of Directors may adjust this number in its discretion to prevent dilution of enlargement of the Shares subject to the Plan by reason of any Stock dividend, Stock split, combination of Shares, recapitalization or other change in the capital structure of the Company. Furthermore, Shares subject to Options which are granted but subsequently expire or are forfeited prior to being exercised shall thereafter be available for the granting of further Options under the Plan.

SECTION 4.  Eligibility

     Options may be granted only to salaried employees who are officers (including officers who are members of the Board of Directors) as well as to other key employees and non-employee directors, consultants of the Company, and employees of companies with which the Company has entered or enters into a joint venture or similar business relationship. Options to purchase a limited number of Shares may also be granted to all other employees of the Company, at the discretion of the Board of Directors. The Board of Directors may, from time to time and upon such terms and conditions and for such consideration as it may determine, authorize the granting to these individuals of Options and may fix the number of Shares to be covered by each such Option. Successive Options may be granted to the same persons whether or not the Option or Options first granted to such persons remain unexercised. Options granted may be (i) options which are intended to qualify under Section 422A of the Internal Revenue Code as Incentive Stock Options, (ii) options which are not intended to so qualify, or (iii) combinations of the foregoing; provided, however, that non-employee directors, consultants of the Company, and employees of companies with which the Company has entered or enters into a joint venture or similar business relationship, may only be granted non-qualified Options. Each Option granted shall be identified as to its status, Incentive Stock Option or non-qualified Stock Option, and such status shall not thereafter be subject to change. Except as provided in Section 6 hereof, two Options shall be granted together in such manner that the exercise of one affects the right to exercise the other.

SECTION 5.  Terms and Conditions

     The Grant of an Option shall be evidenced by a written agreement to the optionee of such grant signed on behalf of the Board of Directors, which agreement shall describe such Option and state that such Option is subject to all the terms and conditions of the Plan. In addition:

     5.1 The Option price will not be less than the Fair Market Value of the Stock on the date of the grant, adjusted for subsequent Stock splits, dividends, distributions or combination of Shares. An amendment to an outstanding Incentive Stock Option that constitutes a modification, extension, or renewal of the Option pursuant to Section 425(h) of the Internal Revenue Code, shall be considered as the grant of a new Option on the date of such amendment and the Option price shall be adjusted so that it shall not be less than the Fair Market Value of the Stock on the date of such amendment. In the case of Incentive Stock Options, if the optionee owns more than 10% of the total combined voting power of the Company, the Option price shall not be less than 110% of the Fair Market Value on the date of the grant.

     5.2 With respect to Incentive Stock Options, the aggregate Fair Market Value (determined as of the time Incentive Stock Options are granted) of the Stock which may, for the first time, be acquired upon exercise of Incentive Stock Options in any one calendar year, when added to stock which is covered by Incentive Stock Options granted after January 1, 1987 but prior to the option to be granted, cannot exceed $100,000.

     5.3 The number of Shares in a given Option will be adjusted for Stock splits, dividends, distributions or combinations so that the total value of the Option remains the same after such split or combination.

     5.4  No Options may be granted after October 24, 2005.

     5.5 No Option by its terms will be exercisable more than 10 years after the date of grant, except that if the optionee owns more than 10% of the total combined voting power of the Company, such period shall not exceed 5 years from the date of grant with respect to Incentive Stock Options.

     5.6 The Option will, by its terms, not be transferable except by will or the laws of descent and distribution and is exercisable only by the optionee during his or her lifetime.

     5.7 Any unexercised Options will expire one month after the date of termination of employment of the optionee and, in the case of non-employee directors, consultants, or employees of companies with which the Company has entered or enters into a joint venture or similar business relationship, one month after the date an optionee ceases to be a director, consultant, or employee of such company, except if such termination was for cause, in which case the Options shall expire immediately. The exercise of any Option after termination of employment or services as set forth above, shall be subject to the condition precedent that the optionee neither takes other employment or renders services to others without the prior written consent of the Company, nor conducts himself in a manner adversely affecting the Company. The Board of Directors may add such additional conditions precedent to an optionee's Option agreement as it may deem necessary or appropriate from time to time to protect the best interests of the Company. In the case of death or permanent and total disability, the estate of the deceased optionee or the disabled optionee has 12 months from date of death or permanent and total disability to exercise any Option unexercised on the date of termination because of death or disability. In no event shall Options be exercisable after the expiration date established in the grant.

          For the purposes of this Section 5.7, an optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. An optionee shall not be considered to be permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such time, as a committee appointed by the Board of Directors may require.

     5.8 An optionee or transferee of an Option by operation of law shall have no rights with respect to any Shares covered by an Option until the date of the issuance of a certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as otherwise provided herein.

     5.9 The Option shall be exercisable in whole or in part from time to time during the term thereof as may be determined by the Board of Directors and stated in the Option; provided, however that, unless otherwise provided by the Board of Directors, no Option may be exercised prior to the first anniversary of the date of granting of such Option.

     5.10 The optionee may exercise Options by notifying the treasurer of the Company that he or she is exercising the Option and by presenting payment for the exercised Shares. Payment for the Shares may be in the form of cash, previously owned, unencumbered Shares or any combination of the foregoing. Upon notification of the amount due and prior to, or concurrently with, delivery to the optionee of a certificate representing any Shares purchased pursuant to the exercise of an Option, the optionee shall promptly pay to the Company any amount necessary to satisfy applicable federal, state, or local tax requirements.

     5.11 At the time of exercise of any Option, the Company may require the optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933 and the Rules and Regulations adopted thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems necessary, include provisions in the Option agreements to assure such compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with such laws. Such changes may be made with respect to any particular Option or Stock issued upon exercise thereof.

     5.12 The Company shall not be obligated to sell or issue any Shares pursuant to any Option unless:

        5.12.1 the Shares with respect to which the Option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration;

        5.12.2 the prior approval of such sale or issuance has been obtained from any State regulatory body having jurisdiction; and

        5.12.3 in the event the Stock has been listed on any stock exchange, the Shares with respect to which the Option is being exercised have been duly listed on such exchange in accordance with the procedure specified by such exchange.

SECTION 6.  Stock Appreciation Rights

     The Board of Directors may from time to time grant Stock Appreciation Rights to recipients of Options under the Plan and may define the terms and provisions of such Stock Appreciation Rights, all subject to the limitations and provisions of the Plan. Each Stock Appreciation Right will relate to a specific Option granted under the Plan and may be granted simultaneously with or subsequent to the grant of the Option.

     6.1 A Stock Appreciation Right shall be a right of the optionee to receive from the Company, as an alternative to exercising the related Option and upon surrender of the related Option, an amount (payable either in Stock or in cash or in any combination thereof, as determined by the Board of Directors) equal to the difference between the Fair Market Value of the Stock subject to the underlying Option on the date of exercise of the Stock Appreciation right and the Option price of the underlying Option.

     6.2 The grant of a Stock Appreciation Right shall be evidenced by a notice to the optionee of such grant signed on behalf of the Board of Directors, which notice shall describe such Stock Appreciation Right, identify the related Option and state that such Stock Appreciation Right is subject to all the terms and conditions of the Plan.

     6.3 A Stock Appreciation Right shall be exercisable in whole or in part, at any time and to the extent that the related Option may be exercised, but only when the Fair Market Value of the Stock subject to the Option exceeds the Option price. Payment to the optionee may, in the discretion of the board of Directors, be made in the form of cash or Stock and will be subject to federal and state income tax withholding requirements. Exercises payable in cash shall be in compliance with applicable laws, including Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time.

     6.4 A Stock Appreciation Right may be exercised in whole or in part, only by surrender to the Company, unexercised, of the related Option, in whole or in part, and Shares covered by Options so surrendered shall not be available for the granting of further options under any stock option plan of the Company, anything in such stock option plan to the contrary notwithstanding.

     6.5 Stock Appreciation rights shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by him or her.

     6.6 A Stock Appreciation Right shall expire and can no longer be exercised upon the earlier of (a) exercise or expiration of the related Option, or (b) any termination date specified by the Board of Directors at the time of grant of such Stock Appreciation Right.

SECTION 7.  Administration

     7.1 The Plan will be administered by the Board of Directors. The Board of Directors shall hold meetings relative to the Plan at such times and places as it may determine. The acts of a majority of the board of Directors at a meeting at which a quorum is present, or such acts as are reduced to or approved in writing by the majority of the members of the board of Directors shall be the valid acts of the Board of Directors. The Board of Directors shall from time to time at its discretion determine which key employees shall be granted Options and the amount of Stock covered by such Options.

     7.2 Except as otherwise provided herein, the Board of Directors shall have full and final authority, binding upon all who have an interest in the Plan, to interpret the Plan and the Options or Stock Appreciation Rights granted under the Plan and to make all determinations necessary or advisable in administering the Plan. No member of the Board of Directors shall have any liability to any person for anything done or omitted to be done by the member or by any other member of the Board of Directors in connection with the Plan, except for his own willful misconduct or gross negligence.

SECTION 8.  Replacement Options

     If an individual is employed by a corporation other than the Company and has an option entitling him to purchase shares of stock of the corporation pursuant to specified terms and conditions (the "former option"), and it as a result of a corporate merger, consolidation, purchase or acquisition of stock or property, separation (including spin-off or other distribution of stock or property), reorganization or liquidation, the individual becomes an key employee or non-employee director of the Company, then the Board of Directors may authorize the granting to the individual of an Option in substitution, either in whole or in part, for the former option, provided that the former option is, to the extent that it is replaced by the Option, canceled or otherwise rendered unexercisable. The Option price of the replacement Option and the number of Shares of Stock covered by the replacement Option shall be determined so that: (i) the excess of the aggregate Fair Market Value of Stock for which the replacement Option is granted over the aggregate Option price of the replacement Option shall not be more than the excess of the aggregate Fair Market Value of the stock covered by the former option (to the extent that it is being replaced) over the aggregate exercise price of the former option (to the extent that it is being replaced), with Fair Market Value being determined on the date of grant of the replacement Option; and (ii) with respect to a replacement Option that is an Incentive Stock Option, the ratio of the Option price of the replacement Option for each Share of Stock to the Fair Market Value of each Share of Stock shall not be less than the ratio of the exercise price of the former option for each share of stock to the Fair Market Value of each share of stock, with Fair Market Value being determined on the date of grant of the replacement Option. Aside from price and the number of Shares covered, the replacement Option shall contain terms and conditions identical to those contained in the former option (irrespective of whether those terms and conditions are inconsistent with the provisions of this Plan) or such different terms and conditions as the Board of Directors shall, in its sole discretion, determine, provided that if the replacement Option is an Incentive Stock Option, it shall not contain any terms or conditions that would cause it to fail to meet the requirements of Section 425 (a) of the Internal Revenue Code.

SECTION 9.  Amendment, Suspension or Termination of Plan

     The stockholders of the Company or the board of Directors may at any time, without the consent of the optionee, alter, amend, revise, suspend, or discontinue the Plan, provided that such action may not adversely affect Options theretofore granted under the Plan, and provided that no such action of the Board of Directors may, without the approval of the stockholders, alter the provisions of the Plan so as to alter the total number of Shares which may be issued under Options or change the class of employees eligible to receive Options.

SECTION 10.  Effective Date

     The Plan is effective on the date it is adopted by the Board of Directors subject to the approval by the stockholders at the next Annual Meeting within the 12 months following the adoption by the Board of Directors. Options and Stock Appreciation Rights may be granted under the Plan prior to such approval by the stockholders, but no grants may be exercised until the stockholders have approved the Plan.

                                 DIRECTIONS TO

                              SOMERSET HILLS HOTEL
                            200 LIBERTY CORNER ROAD
                                WARREN, NJ 07060
                                 (908) 647-6700

     The Somerset Hills Hotel is located directly north of Interstate 78 at Exit
33. Newark International Airport is less than 35 minutes away, and New York City is within an hour's commute. The Bernardsville and Lyons railroad stations are conveniently located approximately seven minutes from the Hotel.

                                    [GRAPH]

                                      NYCOR, INC.
P               PROXY -- SPECIAL MEETING OF STOCKHOLDERS -- JULY 9, 1996
                     SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
        The undersigned stockholder of NYCOR, INC. hereby constitutes and
O appoints SALVATORE GIORDANO, SAL GIORDANO, JR. and S.A. MUSCARNERA, and each of them, the attorneys and proxies of the undersigned, with full
X power of substitution, to vote for and in the name, place and stead of the undersigned, at the Special Meeting of Stockholders of said Corporation, to
Y be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey, on July 9, 1996 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present, for the proposal set forth on the reverse side of this proxy or any adjournment thereof. The Board of Directors recommends that you vote FOR the proposal.

        A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof (or if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any persons other than the persons named above, is hereby revoked.

        IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated May 11, 1996.

     IMPORTANT: This proxy is continued and is to be         -----------
     signed on the reverse side.                             SEE REVERSE
                                                                SIDE
                                                             -----------

     Please mark
/X/  votes as in
     this example.


Unless you specify, the Proxy will be voted FOR the proposal.

- --------------------------------------------
Directors recommend a vote FOR the proposal.
- --------------------------------------------
                                                         FOR  AGAINST   ABSTAIN

1. Proposal to approve the Agreement and Plan of         / /    / /       / /
   Merger between NYCOR, Inc. and Fedders
   Corporation and the merger of NYCOR, Inc. into Fedders Corporation.

                                                  MARK HERE
                                                 FOR ADDRESS    / /
                                                 CHANGE AND
                                                NOTE AT LEFT


                                NOTE: This Proxy, properly filled in, dated and signed, should be returned immediately in the enclosed post-paid envelope to Proxy Department, Bank of Boston, P.O. Box 1028, Boston, Massachusetts 02306. If the signer is a corporation, sign in full the corporate name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full title as such.


                                Signature ________________________ Date ________

                                Signature ________________________ Date ________